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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                        MANAGEMENT INVESTMENT COMPANIES



		Investment Company Act file number 811-21043

                         Pioneer High Income Trust
               (Exact name of registrant as specified in charter)


                       60 State Street, Boston, MA 02109
              (Address of principal executive offices) (ZIP code)


            Terrence J. Cullen, Pioneer Investment Management, Inc.,
                       60 State Street, Boston, MA 02109
                    (Name and address of agent for service)


Registrant's telephone number, including area code:  (617) 742-7825


Date of fiscal year end:  March 31


Date of reporting period:  April 1, 2012 through March 31, 2013


Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.


ITEM 1. REPORTS TO SHAREOWNERS.


                      Pioneer High
                      Income Trust

--------------------------------------------------------------------------------
                      Annual Report | March 31, 2013
--------------------------------------------------------------------------------

                      Ticker Symbol: PHT

                      [LOGO] PIONEER
                             Investments(R)
                      visit us: us.pioneerinvestments.com

Table of Contents

Letter to Shareowners                                                         2

Portfolio Management Discussion                                               4

Portfolio Summary                                                            10

Prices and Distributions                                                     11

Performance Update                                                           12

Schedule of Investments                                                      13

Financial Statements                                                         40

Notes to Financial Statements                                                45

Report of Independent Registered Public Accounting Firm                      57

Approval of Investment Advisory Agreement                                    59

Trustees, Officers and Service Providers                                     63

                           Pioneer High Income Trust | Annual Report | 3/31/13 1

President's Letter

Dear Shareowner,

Pioneer continues to see only modest economic growth in the U.S. Employment continues to rise, albeit slowly, and we believe it will continue to do so in 2013, barring a negative shock to the system. The housing and auto sectors continue to recover, benefiting from record-low interest rates. Banks' willingness to lend to consumers and businesses also continues to rise, broad measures of inflation remain subdued, and, if the weather cooperates in 2013, food prices should come back down. And, while corporate profit growth has slowed, profits remain high and many U.S. companies continue to both pay and increase dividends*. Offsetting some of these positives are the continued contraction of fiscal policy in Washington and a recessionary Europe.

The Federal Reserve's aggressive monetary policy has driven Treasury yields to generational lows and supported investments in all financial assets, including equities and high-yield corporate bonds. For example, the Standard & Poor's 500 Index (the S&P 500), a broad measure of the U.S. stock market, returned 15.99% for the full calendar year ended December 31, 2012, and the Bank of America Merrill Lynch High Yield Master II Index (the High Yield Index), which measures the performance of high-yield corporate bonds, returned 15.59% for the same 12-month period. On the other hand, the Barclays Aggregate Bond Index (the Aggregate Index), which tracks the performance of a higher-quality bond universe, gained 4.22% for the 12 months ended December 31, 2012; the safer-still Barclays Government Credit Index (the Government/Credit Index) returned 4.82%; and 3-month Treasury bills, generally regarded as essentially "risk free" by the markets, returned just 0.09% in 2012. "Risky" assets outperformed again in the first quarter of 2013, as the S&P 500 returned 10.60% and the High Yield Index returned 2.89%. In contrast, the Aggregate Index returned -0.12% in the first quarter, the Government Credit Index returned -0.16%, and Treasury bills returned 0.02%.

Despite generally improving economic conditions and a rising stock market, global economies and investors still face daunting challenges as 2013 moves forward, although we remain cautiously optimistic. U.S. fiscal policy remains unsettled, and we feel the U.S. government could be at risk of credit rating downgrades from one or more of the major ratings agencies if the uncertainties persist. The Federal Reserve continues to provide extraordinary support to the U.S. economy and the bond market, but will not do so indefinitely. Europe has made progress, but has not yet resolved its sovereign-debt/banking problem, nor has the region been able to exit recession. Japan recently has unveiled aggressive and unconventional monetary and fiscal policies, but the country

*    Dividends are not guaranteed.

2 Pioneer High Income Trust | Annual Report | 3/31/13 continues to face issues such as high levels of debt as well as an aging population. China and other emerging economies, while generally in better shape than most "developed" markets, also face a range of challenges.

While most of the risks outlined here are widely recognized and may already be "priced in" to the market, we believe investors should continue to expect market volatility.

At Pioneer, we have long advocated the benefits of staying diversified and investing for the long term. And while diversification does not assure a profit or protect against loss in a declining market, we believe there are still opportunities for prudent investors to earn attractive returns. Our advice, as always, is to work closely with a trusted financial advisor to discuss your goals and work together to develop an investment strategy that meets your individual needs, keeping in mind that there is no single best strategy that works for every investor.

Pioneer's investment teams have, since 1928, sought out attractive opportunities in global equity and bond markets, using in-depth research to identify undervalued individual securities, and using thoughtful risk management to construct portfolios which balance potential risks and reward in an ever-changing world.

We encourage you to learn more about Pioneer and our time-tested approach to investing by consulting with your financial advisor or visiting us online at us.pioneerinvestments.com. We greatly appreciate your trust in us, and we thank you for investing with Pioneer.

Sincerely,

/s/ Daniel K. Kingsbury

Daniel K. Kingsbury
President and CEO
Pioneer Investment Management USA, Inc.

Any information in this shareowner report regarding market or economic trends or the factors influencing the Trust's historical or future performance are statements of opinion as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

                           Pioneer High Income Trust | Annual Report | 3/31/13 3

Portfolio Management Discussion | 3/31/13

Higher-yielding, credit-sensitive securities generated solid returns during the 12-month period ended March 31, 2013, after overcoming investors' early concerns about the strength and durability of the economic recovery. In the following interview, Andrew Feltus discusses the factors that influenced the performance of Pioneer High Income Trust during the 12-month period ended March 31, 2013. Mr. Feltus, senior vice president and portfolio manager at Pioneer and a member of Pioneer's fixed-income team, is responsible for day-to-day management of the Trust.

Q    How did the Trust perform during the 12-month period ended March 31, 2013?

A Pioneer High Income Trust returned 17.00% at net asset value and 12.65% at market price during the 12-month period ended March 31, 2013. During the same 12-month period, the Trust's benchmark, the Bank of America Merrill Lynch (BofA ML) High Yield Master II Index, returned 13.11%. The BofA ML High Yield Master II Index is a commonly accepted measure of the performance of high-yield securities. Unlike the Trust, the BofA ML High Yield Master II does not use leverage. While the use of leverage increases investment opportunity, it also increases investment risk. During the same 12-month period, the average return (at market price) of the 38 closed-end funds in Lipper's High Current Yield Closed End Funds category (which may or may not be leveraged), was 16.67%.

     The shares of the Trust were selling at a 19.3% premium to net asset value at the end of the 12-month period on March 31, 2013.

     On March 31, 2013, the standardized 30-day SEC yield on the Trust's shares was 9.55%.

Q How would you describe the investment environment during the 12-month period ended March 31, 2013?

A The overall backdrop for high-yield investing was very supportive during virtually the entire 12-month period, despite a slump that occurred shortly after the period began in April 2012, amid investors' worries about the confluence of several factors. The factors included concerns about the strength of the economy in the United States, slowing economic growth in China, and sovereign-debt problems in Europe.

     The market downturn continued through much of the summer of 2012, until the central banks-particularly the European Central Bank (ECB) and the U.S. Federal Reserve System (the Fed)- announced plans to stimulate

4 Pioneer High Income Trust | Annual Report | 3/31/13 economic growth and encourage job creation. The ECB announced in August 2012 that it could become more active in buying the short-term debt of peripheral European nations, including Greece and Spain, in an effort to keep borrowing rates low for national governments on the Continent. Shortly after that, the Fed announced its third round of quantitative easing in an effort to encourage lower long-term interest rates through the purchasing of mortgage-backed securities in the open market. Additionally, monetary authorities in China announced that they also were lowering short-term interest rates and easing credit conditions. The central banks' announcements helped trigger a sharp rally in the financial markets, and high-yield and other credit-sensitive securities.

     The central banks' announcements helped trigger a sharp rally in the financial markets, and high-yield and other credit-sensitive securities performed very well in the months that followed.

     The subsequent resurgence in the credit markets took on more momentum when signs of economic strengthening in China appeared during the final quarter of 2012. Strong growth trends in select emerging markets further encouraged confidence among investors as 2012 came to a close.

     Global economic data was somewhat mixed during the first quarter of 2013, but the markets reacted favorably when the elections in Japan brought a new national government, one which favored more aggressive economic stimulus through government and central bank intervention. The first of the new policies featured a more accommodative monetary stance by the Bank of Japan, to which a new governor was appointed.

     In the United States, meanwhile, progress in the manufacturing and housing sectors strengthened investors' confidence. While the markets did worry about how political disagreements over the country's fiscal policy could affect the U.S. economy, temporary measures agreed upon by Congress and the President calmed fears enough to allow the rally in credit-sensitive securities to continue through the end of the 12-month period. In addition, the markets seemed to take comfort from signs of increased fiscal consolidation by the U.S. government at a time when the private sector appeared to be strengthening.

Q How did the market environment and your investment strategies affect the Trust's performance during the 12-month period ended March 31, 2013?

A The rising market environment helped lift the values of many of the Trust's high-yield bond holdings during the 12-month period. At the same time, our use of leverage, or borrowed funds, helped to amplify the benefits the Trust realized from the rising market. We maintained a portfolio of


                           Pioneer High Income Trust | Annual Report | 3/31/13 5 seasoned bonds that we had selected based upon Pioneer's fundamental research and analysis processes. We tended to have little turnover in the Trust's portfolio during the period, except for circumstances where older bonds reached their maturity dates and we needed to replace them in the portfolio with newer investments, or when we thought an individual security might no longer meet our investment criteria for the Trust.

     At the end of the period, on March 31, 2013, U.S. high-yield corporate bonds accounted for 57% of the Trust's total investment portfolio, while international high-yield securities represented another 13%. Emerging market securities accounted for 6% of the Trust's total investment portfolio as of period end, and U.S. investment-grade debt represented another 3%. The Trust also had slightly more than 4% of its total investment portfolio held in convertible bonds as of March 31, 2013. We also had invested the Trust in select convertible securities during the period, in cases where we saw opportunities for the Trust to participate in potential rallies in the prices of stocks of financially strong companies.

Q What individual investments had the biggest effect on the Trust's performance during the 12-month period ended March 31, 2013?

A The Trust's holdings in the materials sector fared especially well during the period, including two different portfolio investments related to global chemical company Lyondell Basell, which is based in The Netherlands. The investments included stock that the Trust had acquired during the corporation's restructuring as well as bonds issued by the affiliated Basell Chemical company. The bonds' credit ratings were upgraded from high-yield to investment-grade during the 12-month period. The Trust's investments in the homebuilding industry also performed well during the period. The most notable contributor among the Trust's homebuilding holdings was the debt of Beazer Homes USA, which increased in value during the period as the housing sector appeared to start recovering. Fast-food chain Burger King prepared to issue a stock offering during the 12-month period, driving the value of its bonds to appreciate and boosting the Trust's performance. Meanwhile, the Trust's holdings of securities issued by Appleton Papers, a producer of specialty coated papers, increased in value during the period in anticipation of a new tender offer for the company's outstanding debt.

     Disappointing investments held by the Trust during the 12-month period included the bonds of James River Coal, which lost value as demand for coal weakened, and the debt of Suntech, a Chinese solar energy equipment firm, which missed paying off its matured bonds as the company was attempting to reorganize itself outside bankruptcy court. The Trust did have one position that defaulted during the fiscal year ended March 31, 2013: the

6 Pioneer High Income Trust | Annual Report | 3/31/13 bonds of KV Pharmaceutical, a drug manufacturer. The company has been attempting to reorganize its finances in bankruptcy court. The bonds, which the Trust's portfolio still owns, recently have been appreciating in value in anticipation of the conclusion of KV's bankruptcy proceedings.

Q How did the level of leverage in the Trust change over the 12-month period ended March 31, 2013?

A At the end of the 12-month period, 27.2% of the Trust's total managed assets were financed by leverage, compared with 28.5% at the start of the period on April 1, 2012. The decrease was due to fluctuations in the values of securities in which the Trust had invested.

Q    What is your outlook?

A We believe overall economic growth will continue to be modest, which should allow the Fed as well as other major central banks to continue their accommodative, low-interest-rate policies. In the U.S., we anticipate that the Fed will maintain its policy of quantitative easing. To be sure, current values in the fixed-income market are not compelling, as yields have fallen and prices have risen in virtually all sectors. U.S. Treasuries, in particular, are now showing negative real yields (when inflation is taken into consideration), and Treasury prices appear high. In this environment, we believe that securities that come with some credit risk are likely to continue to outperform Treasuries. In addition, some emerging market currencies look appealing.

     Going forward, we think individual security selection is likely to become an even more important factor in achieving solid performance in the fixed-income market. We believe that scenario should play to Pioneer's strengths, as we always place great emphasis on the analysis of the business fundamentals and credit-worthiness of individual companies.

     The Trust continues to earn its dividend, which it pays out to shareholders. Investors should bear in mind, however, that as the portfolio's bond holdings reach their maturity dates and are retired, the Trust is not likely to be able to acquire attractive investments paying similar yields. As a result, the income potential of the Trust could be affected over the longer term, and that could negatively affect the level of income paid in dividends.

                           Pioneer High Income Trust | Annual Report | 3/31/13 7

Please refer to the Schedule of Investments on pages 13-39 for a full listing of Trust securities.

Investments in high-yield or lower-rated securities are subject to greater-than-average risk.

The Trust may invest in securities of issuers that are in default or that are in bankruptcy.

Investing in foreign and/or emerging markets securities involves risks relating to interest rates, currency exchange rates, economic, and political conditions.

When interest rates rise, the prices of fixed-income securities in the Trust will generally fall. Conversely, when interest rates fall the prices of fixed-income securities in the Trust will generally rise.

Investments in the Trust are subject to possible loss due to the financial failure of the issuers of the underlying securities and their inability to meet their debt obligations.

The Trust may invest up to 50% of its total assets in illiquid securities. Illiquid securities may be difficult to dispose of at a fair price at the times when the Trust believes it is desirable to do so, and their market price is generally more volatile than that of more liquid securities. Illiquid securities are also more difficult to value and investment of the Trust's assets in illiquid securities may restrict the Trust's ability to take advantage of market opportunities.

The Trust currently uses leverage through the issuance of preferred shares. Leverage creates significant risks, including the risk that the Trust's income or capital appreciation will not be sufficient to cover the cost of leverage, which may adversely affect the return for the holders of common shares. Since February of 2008, regularly scheduled auctions for the Trust's preferred shares have failed and preferred shareowners have not been able to sell their shares at auction. The Board of Trustees of the Trust has considered, and continues to consider, this issue.

The Trust is required to maintain certain regulatory and rating agency asset coverage requirements in connection with its outstanding preferred shares. In order to maintain required asset coverage levels, the Trust may be required to alter the composition of its investment portfolio or take other actions, such as redeeming preferred shares with the proceeds from portfolio transactions, at what might be inopportune times in the market. Such actions could reduce the net earnings or returns to holders of the Trust's common shares over time.

Risks of investing in the Trust are discussed in greater detail in the Trust's original offering documents relating to its common shares and shareowner reports issued from time to time.

These risks may increase share price volatility.

Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

8 Pioneer High Income Trust | Annual Report | 3/31/13

Any information in this shareowner report regarding market or economic trends or the factors influencing the Trust's historical or future performance are statements of opinion as of the date of this report. These statements should not be relied upon for any other purposes.

                           Pioneer High Income Trust | Annual Report | 3/31/13 9

Portfolio Summary | 3/31/13

Portfolio Diversification
--------------------------------------------------------------------------------
(As a percentage of total investment portfolio)

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

Corporate Bonds & Notes                                                   80.8%
Convertible Bonds & Notes                                                  4.3%
Senior Secured Floating Rate Loan Interests                                3.3%
Tax Exempt Obligations                                                     3.2%
Temporary Cash Investments                                                 3.0%
Common Stocks                                                              1.5%
Asset Backed Securities                                                    1.0%
Preferred Stocks                                                           0.9%
Sovereign Debt Obligations                                                 0.6%
Collateralized Mortgage Obligations                                        0.5%
Convertible Preferred Stock                                                0.5%
Municipal Collateralized Debt Obligation                                   0.4%
Rights/Warrants                                                            0.0%*
*Rounds to less than 0.1%.

Portfolio Maturity
--------------------------------------------------------------------------------
(As a percentage of long-term holdings)

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

0-2 years                                                                  7.4%
2-5 years                                                                 35.9%
5-7 years                                                                 29.3%
7-10 years                                                                12.2%
10-20 years                                                                9.3%
20+ years                                                                  5.9%

10 Largest Holdings
--------------------------------------------------------------------------------
(As a percentage of long-term holdings)**

 1.  Chrysler Group LLC/CG Co-Issuer, Inc., 8.0%, 6/15/19                  1.24%
--------------------------------------------------------------------------------
 2.  Charlotte Special Facilities Revenue, 5.6%, 7/1/27                    1.19
--------------------------------------------------------------------------------
 3.  Allmerican Financial Corp., 7.625%, 10/15/25                          1.17
--------------------------------------------------------------------------------
 4.  Southern States Cooperative, Inc., 11.25%, 5/15/15 (144A)             1.12
--------------------------------------------------------------------------------
 5.  Mueller Water Products, Inc., 7.375%, 6/1/17                          1.00
--------------------------------------------------------------------------------
 6.  HUB International, Ltd., 8.125%, 10/15/18 (144A)                      0.97
--------------------------------------------------------------------------------
 7.  Liberty Mutual Group, Inc., 10.75%, 6/15/58 (144A)                    0.90
--------------------------------------------------------------------------------
 8.  Stanadyne Holdings, Inc., 10.0%, 8/15/14                              0.89
--------------------------------------------------------------------------------
 9.  Pegasus Solutions, Inc., 13.0%, 4/15/14 (144A)                        0.88
--------------------------------------------------------------------------------
10.  New Jersey Economic Development Authority Revenue, 7.0%, 11/15/30     0.86
--------------------------------------------------------------------------------

** This list excludes temporary cash investments. The portfolio is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any security listed.

10 Pioneer High Income Trust | Annual Report | 3/31/13

Prices and Distributions | 3/31/13

Market Value per Common Share
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                  3/31/13                        3/31/12
--------------------------------------------------------------------------------
                                   $16.97                         $16.66
--------------------------------------------------------------------------------
       Premium                     19.3%                           23.9%
--------------------------------------------------------------------------------

Net Asset Value per Common Share
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                  3/31/13                        3/31/12
--------------------------------------------------------------------------------
                                   $14.23                         $13.45
--------------------------------------------------------------------------------

Distributions per Common Share
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                         Short-Term           Long-Term
                      Dividends         Capital Gains        Capital Gains
--------------------------------------------------------------------------------
   4/1/12 - 3/31/13    $1.65                $ --                  $ --
--------------------------------------------------------------------------------

                          Pioneer High Income Trust | Annual Report | 3/31/13 11

Performance Update | 3/31/13

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in market value, plus reinvested dividends and distributions, of a $10,000 investment made in common shares of Pioneer High Income Trust, compared to that of the Bank of America Merrill Lynch High Yield Master II Index.

Average Annual Total Returns
(As of March 31, 2013)
--------------------------------------------------------------------------------
                      Net Asset             Market
Period                Value (NAV)           Price
--------------------------------------------------------------------------------
10 Years                13.32%               14.46%
5 Years                 14.51                19.08
1 Year                  17.00                12.65
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Market Value of $10,000 Investment

                                                  Bank of America Merrill
                       Pioneer High               Lynch High Yield
                       Income Trust               Master II Index
3/31/2003              $ 10,000                   $ 10,000
3/31/2004              $ 12,733                   $ 12,221
3/31/2005              $ 12,984                   $ 13,069
3/31/2006              $ 16,209                   $ 14,014
3/31/2007              $ 19,063                   $ 15,638
3/31/2008              $ 16,133                   $ 15,088
3/31/2009              $ 11,657                   $ 12,029
3/31/2010              $ 25,610                   $ 18,912
3/31/2011              $ 30,764                   $ 21,594
3/31/2012              $ 34,311                   $ 22,810
3/31/2013              $ 38,650                   $ 25,800

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

Performance data shown represents past performance. Past performance is no guarantee of future results. Investment return and market price will fluctuate, and your shares may trade below NAV, due to such factors as interest rate changes and the perceived credit quality of borrowers.

Total investment return does not reflect broker sales charges or commissions. All performance is for common shares of the Trust.

Closed-end funds, unlike open-end funds, are not continuously offered. There is a one-time public offering and, once issued, shares of closed-end funds are sold in the open market through a stock exchange and frequently trade at prices lower than their NAV. NAV per common share is total assets less total liabilities, which includes preferred shares, divided by the number of common shares outstanding.

When NAV is lower than market price, dividends are assumed to be reinvested at the greater of NAV or 95% of the market price. When NAV is higher, dividends are assumed to be reinvested at prices obtained under the Trust's dividend reinvestment plan.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Trust distributions or the sale of Trust shares.

The Bank of America Merrill Lynch High Yield Master II Index is an unmanaged, commonly accepted measure of the performance of high yield securities. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Trust returns, do not reflect any fees, expenses or sales charges. The Index does not employ leverage. It is not possible to invest directly in the Index.

12 Pioneer High Income Trust | Annual Report | 3/31/13

Schedule of Investments | 3/31/13

----------------------------------------------------------------------------------------------------------
Principal            S&P/Moody's
Amount               Ratings
USD ($)              (unaudited)                                                          Value
----------------------------------------------------------------------------------------------------------
                                     ASSET BACKED SECURITIES --
                                     1.3% of Net Assets
                                     BANKS -- 0.1%
                                     Thrifts & Mortgage Finance -- 0.1%
        171,548(a)       CCC/Caa3    Amortizing Residential Collateral Trust, Series
                                     2002-BC1, Class M1, 1.479%, 1/25/32                  $        96,465
        125,000             BB/NR    CarNow Auto Receivables Trust, Series 2012-1A,
                                     Class D, 6.9%, 11/15/16 (144A)                               125,273
        250,000(b)          B-/B3    Security National Mortgage Loan Trust, Series
                                     2007-1A, Class 1A3, 6.55%, 4/25/37 (144A)                    244,958
                                                                                          ---------------
                                     Total Banks                                          $       466,696
----------------------------------------------------------------------------------------------------------
                                     CONSUMER SERVICES -- 0.7%
                                     Hotels, Resorts, Cruise lines -- 0.7%
        404,538             BB/NR    Westgate Resorts LLC, Series 2012-2A, Class C,
                                     9.0%, 1/20/25 (144A)                                 $       411,998
      2,279,766             NR/NR    Westgate Resorts LLC, Series 2012-BA, Class A,
                                     9.5%, 2/20/25 (144A)                                       2,285,739
                                                                                          ---------------
                                     Total Consumer Services                              $     2,697,737
----------------------------------------------------------------------------------------------------------
                                     TRANSPORTATION -- 0.5%
                                     Airlines -- 0.5%
      1,429,325(a)       CCC/Caa1    Aircraft Finance Trust, Series 1999-1A, Class A1,
                                     0.683%, 5/15/24 (144A)                               $       657,490
            341(a)         B-/Ba3    Aircraft Finance Trust, Series 1999-1A, Class A2,
                                     0.703%, 5/15/24 (144A)                                           307
        721,539(a)      CCC+/Caa2    Aviation Capital Group Trust, Series 2000-1A,
                                     Class A1, 0.683%, 11/15/25 (144A)                            411,277
      1,586,379(a)      CCC+/Caa2    Lease Investment Flight Trust, Series 1,
                                     Class A1, 0.593%, 7/15/31                                  1,142,192
                                                                                          ---------------
                                     Total Transportation                                 $     2,211,266
----------------------------------------------------------------------------------------------------------
                                     TOTAL ASSET BACKED SECURITIES
                                     (Cost $5,131,075)                                    $     5,375,699
----------------------------------------------------------------------------------------------------------
                                     COLLATERALIZED MORTGAGE
                                     OBLIGATIONS -- 0.6% of Net Assets
                                     BANKS -- 0.5%
                                     Thrifts & Mortgage Finance -- 0.5%
      1,504,000(a)       CCC/Caa2    Carrington Mortgage Loan Trust, Series
                                     2007-FRE1, Class A2, 0.404%, 2/25/37                 $     1,302,825
        400,000             NR/NR    Extended Stay America Trust, Series
                                     2013-ESHM, Class M, 7.625%, 12/5/19
                                     (144A)                                                       422,884
        298,892(a)          NR/NR    WaMu Mortgage Pass Through Certificates,
                                     Series 2006-AR16, Class 3A1, 4.732%,
                                     12/25/36                                                     275,526
                                                                                          ---------------
                                     Total Banks                                          $     2,001,235
----------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                          Pioneer High Income Trust | Annual Report | 3/31/13 13

----------------------------------------------------------------------------------------------------------
Principal            S&P/Moody's
Amount               Ratings
USD ($)              (unaudited)                                                          Value
----------------------------------------------------------------------------------------------------------
                                     DIVERSIFIED FINANCIALS -- 0.1%
                                     Investment Banking & Brokerage -- 0.1%
        500,000(b)        BBB-/NR    Bear Stearns Commercial Mortgage Securities,
                                     Series 2001-TOP2, Class D, 6.94%,
                                     2/15/35 (144A)                                       $       500,286
                                                                                          ---------------
                                     Total Diversified Financials                         $       500,286
----------------------------------------------------------------------------------------------------------
                                     TOTAL COLLATERALIZED MORTGAGE
                                     OBLIGATIONS
                                     (Cost $2,462,562)                                    $     2,501,521
----------------------------------------------------------------------------------------------------------
                                     SENIOR SECURED FLOATING RATE
                                     LOAN INTERESTS -- 4.5% of Net Assets*
                                     ENERGY -- 0.2%
                                     Coal & Consumable Fuels -- 0.2%
        750,000             NR/NR    PT Bumi Resources Tbk, Term Loan,
                                     11.203%, 8/7/13                                      $       735,000
                                                                                          ---------------
                                     Total Energy                                         $       735,000
----------------------------------------------------------------------------------------------------------
                                     FOOD, BEVERAGE & TOBACCO -- 0.6%
                                     Packaged Foods & Meats -- 0.6%
      2,180,000             NR/NR    Interstate Brands, Corp., Facility Term Loan B,
                                     0.0%, 3/21/20                                        $     2,229,050
                                                                                          ---------------
                                     Total Food, Beverage & Tobacco                       $     2,229,050
----------------------------------------------------------------------------------------------------------
                                     HEALTH CARE EQUIPMENT & SERVICES -- 0.5%
                                     Health Care Services -- 0.2%
        750,141              B/B2    National Specialty Hospitals, Inc., Initial Term
                                     Loan, 8.25%, 2/3/17                                  $       748,265
----------------------------------------------------------------------------------------------------------
                                     Health Care Technology -- 0.3%
      1,298,869          CCC/Caa3    Medical Card System, Inc., Term Loan,
                                     12.0%, 9/17/15                                       $     1,201,454
                                                                                          ---------------
                                     Total Health Care Equipment & Services               $     1,949,719
----------------------------------------------------------------------------------------------------------
                                     INSURANCE -- 0.4%
                                     Property & Casualty Insurance -- 0.4%
      1,400,000          CCC/Caa2    Confie Seguros Holding II Co., 10.25%, 5/8/19        $     1,436,750
                                                                                          ---------------
                                     Total Insurance                                      $     1,436,750
----------------------------------------------------------------------------------------------------------
                                     MATERIALS -- 0.2%
                                     Diversified Metals & Mining -- 0.0%+
        126,444             NR/NR    Long Haul Holdings, Ltd., Facility Term Loan A,
                                     0.0%, 4/22/13                                        $        79,659
        100,918             NR/NR    PT Bakrie & Brothers Tbk, Facility Term Loan B,
                                     0.0%, 1/12/13                                                 63,579
                                                                                          ---------------
                                                                                          $       143,238
----------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

14 Pioneer High Income Trust | Annual Report | 3/31/13

----------------------------------------------------------------------------------------------------------
Principal            S&P/Moody's
Amount               Ratings
USD ($)              (unaudited)                                                          Value
----------------------------------------------------------------------------------------------------------
                                     Steel -- 0.2%
        796,000              B/B1    Essar Steel Algoma, Inc., Term Loan, 8.75%,
                                     9/19/14                                              $       815,900
                                                                                          ---------------
                                     Total Materials                                      $       959,138
----------------------------------------------------------------------------------------------------------
                                     PHARMACEUTICALS, BIOTECHNOLOGY &
                                     LIFE SCIENCES -- 0.6%
                                     Pharmaceuticals -- 0.6%
      2,701,675(c)          NR/NR    K-V Pharmaceutical Company, DIP Facility,
                                     11.0%, 12/27/13                                      $     2,620,625
                                                                                          ---------------
                                     Total Pharmaceuticals, Biotechnology &
                                     Life Sciences                                        $     2,620,625
----------------------------------------------------------------------------------------------------------
                                     RETAILING -- 0.4%
                                     Computer & Electronics Retail -- 0.4%
      1,473,752              B/B2    Targus Group International, Inc., Term Loan,
                                     11.0%, 5/24/16                                       $     1,481,121
                                                                                          ---------------
                                     Total Retailing                                      $     1,481,121
----------------------------------------------------------------------------------------------------------
                                     SOFTWARE & SERVICES -- 1.4%
                                     Application Software -- 1.0%
      1,700,000             B+/B1    Applied Systems, Inc., Second Lien Term
                                     Loan, 9.5%, 6/8/17                                   $     1,718,595
      2,500,000         CCC+/Caa1    Vertafore, Inc., Second Lien Term Loan,
                                     9.75%, 10/29/17                                            2,575,000
                                                                                          ---------------
                                                                                          $     4,293,595
----------------------------------------------------------------------------------------------------------
                                     IT Consulting & Other Services -- 0.4%
        443,368           CCC+/B3    BNY ConvergEX Group LLC, Second Lien (EZE)
                                     Term Loan, 8.75%, 12/17/17                           $       438,656
      1,056,633           CCC+/B3    BNY ConvergEX Group LLC, Second Lien
                                     (TOP) Term Loan, 8.75%, 12/17/17                           1,045,406
                                                                                          ---------------
                                                                                          $     1,484,062
                                                                                          ---------------
                                     Total Software & Services                            $     5,777,657
----------------------------------------------------------------------------------------------------------
                                     UTILITIES -- 0.2%
                                     Electric Utilities -- 0.2%
      1,316,443          CCC/Caa3    Texas Competitive Electric Holdings Co., LLC,
                                     2017 Term Loan, 4.792%, 10/10/17                     $       937,959
                                                                                          ---------------
                                     Total Utilities                                      $       937,959
----------------------------------------------------------------------------------------------------------
                                     TOTAL SENIOR SECURED FLOATING RATE
                                     LOAN INTERESTS
                                     (Cost $18,209,002)                                   $    18,127,019
----------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                          Pioneer High Income Trust | Annual Report | 3/31/13 15

----------------------------------------------------------------------------------------------------------
Principal            S&P/Moody's
Amount               Ratings
USD ($)              (unaudited)                                                          Value
----------------------------------------------------------------------------------------------------------
                                     CORPORATE BONDS & NOTES --
                                     109.2% of Net Assets
                                     AUTOMOBILES & COMPONENTS -- 3.6%
                                     Auto Parts & Equipment -- 1.8%
      2,000,000(c)         B/Caa1    Cooper-Standard Holding, Inc., 7.375%,
                                     4/1/18 (144A)                                        $     2,000,000
      1,140,000            B/Caa1    International Automotive Components
                                     Group SA, 9.125%, 6/1/18 (144A)                            1,128,600
        309,000            BB-/B1    Tomkins LLC/Tomkins, Inc., 9.0%, 10/1/18                     344,149
      3,579,000             B+/B1    Tower Automotive Holdings USA LLC / TA
                                     Holdings Finance, Inc., 10.625%,
                                     9/1/17 (144A)                                              3,990,585
                                                                                          ---------------
                                                                                          $     7,463,334
----------------------------------------------------------------------------------------------------------
                                     Automobile Manufacturers -- 1.8%
      6,000,000              B/B1    Chrysler Group LLC/CG Co-Issuer, Inc.,
                                     8.0%, 6/15/19                                        $     6,577,500
        500,000              B/B1    Chrysler Group LLC/CG Co-Issuer, Inc.,
                                     8.25%, 6/15/21                                               558,125
                                                                                          ---------------
                                                                                          $     7,135,625
                                                                                          ---------------
                                     Total Automobiles & Components                       $    14,598,959
----------------------------------------------------------------------------------------------------------
                                     BANKS -- 0.6%
                                     Diversified Banks -- 0.3%
      1,265,000(b)(d)      BB+/B1    ABN Amro North American Holding Preferred
                                     Capital Repackage Trust I, 3.388% (144A)             $     1,265,000
----------------------------------------------------------------------------------------------------------
                                     Regional Banks -- 0.3%
      1,225,000(b)(d)    BBB/Baa3    PNC Financial Services Group, Inc., 8.25%            $     1,232,469
                                                                                          ---------------
                                     Total Banks                                          $     2,497,469
----------------------------------------------------------------------------------------------------------
                                     CAPITAL GOODS -- 10.1%
                                     Aerospace & Defense -- 1.8%
      3,300,000            B/Caa1    ADS Tactical, Inc., 11.0%, 4/1/18 (144A)             $     3,275,250
      3,889,000             B-/B2    DynCorp International, Inc., 10.375%, 7/1/17               3,830,665
                                                                                          ---------------
                                                                                          $     7,105,915
----------------------------------------------------------------------------------------------------------
                                     Building Products -- 0.8%
      2,212,130             NR/NR    Industrias Unidas SA de C.V., 11.5%,
                                     11/15/16                                             $     1,439,622
      2,375,000            C/Caa3    New Enterprise Stone & Lime Co., Inc.,
                                     11.0%, 9/1/18                                              1,828,750
                                                                                          ---------------
                                                                                          $     3,268,372
----------------------------------------------------------------------------------------------------------
                                     Construction & Engineering -- 0.4%
      1,500,000             B+/B2    Abengoa Finance SAU, 8.875%,
                                     11/1/17 (144A)                                       $     1,462,500
----------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

16 Pioneer High Income Trust | Annual Report | 3/31/13

----------------------------------------------------------------------------------------------------------
Principal            S&P/Moody's
Amount               Ratings
USD ($)              (unaudited)                                                          Value
----------------------------------------------------------------------------------------------------------
                                     Construction & Farm Machinery &
                                     Heavy Trucks -- 1.9%
        774,000             B+/B3    Manitowoc Co., Inc., 9.5%, 2/15/18                   $       853,335
      1,000,000           CCC+/B3    Navistar International Corp., 8.25%, 11/1/21               1,018,750
      4,760,000          CCC/Caa1    Stanadyne Holdings, Inc., 10.0%, 8/15/14                   4,730,250
      1,500,000(e)      CCC-/Caa3    Stanadyne Holdings, Inc., 12.0%, 2/15/15                   1,053,750
                                                                                          ---------------
                                                                                          $     7,656,085
----------------------------------------------------------------------------------------------------------
                                     Electrical Components & Equipment -- 0.5%
      2,000,000              B/B3    WireCo WorldGroup, Inc., 9.5%, 5/15/17               $     2,090,000
----------------------------------------------------------------------------------------------------------
                                     Industrial Conglomerates -- 0.1%
        605,000             B+/B2    JB Poindexter & Co., Inc., 9.0%,
                                     4/1/22 (144A)                                        $       632,225
----------------------------------------------------------------------------------------------------------
                                     Industrial Machinery -- 3.5%
      1,040,000              B/B2    Cleaver-Brooks, Inc., 8.75%, 12/15/19
                                     (144A)                                               $     1,121,900
      3,180,000(f)          NR/WR    Indalex Holding Corp., 11.5%, 2/1/14                          23,850
      1,080,000            B/Caa2    Liberty Tire Recycling, 11.0%, 10/1/16 (144A)              1,069,200
      5,170,000         CCC+/Caa2    Mueller Water Products, Inc., 7.375%, 6/1/17               5,318,638
      2,440,000             B+/NR    WPE International Cooperatief UA,
                                     10.375%, 9/30/20 (144A)                                    2,269,200
      4,500,000              B/B3    Xerium Technologies, Inc., 8.875%, 6/15/18                 4,308,750
                                                                                          ---------------
                                                                                          $    14,111,538
----------------------------------------------------------------------------------------------------------
                                     Trading Companies & Distributors -- 1.1%
      1,727,000             B-/B3    INTCOMEX, Inc., 13.25%, 12/15/14                     $     1,778,810
      2,510,000             B-/B3    TRAC Intermodal LLC / TRAC Intermodal
                                     Corp., 11.0%, 8/15/19 (144A)                               2,679,425
                                                                                          ---------------
                                                                                          $     4,458,235
                                                                                          ---------------
                                     Total Capital Goods                                  $    40,784,870
----------------------------------------------------------------------------------------------------------
                                     COMMERCIAL & PROFESSIONAL
                                     SERVICES -- 1.1%
                                     Diversified Support Services -- 0.9%
      3,400,000             B+/B3    NANA Development Corp., 9.5%,
                                     3/15/19 (144A)                                       $     3,442,500
----------------------------------------------------------------------------------------------------------
                                     Environmental & Facilities Services -- 0.2%
        892,000           CCC+/B3    Brickman Group Holdings, Inc., 9.125%,
                                     11/1/18 (144A)                                       $       970,050
      2,180,000(f)          NR/WR    Old AII, Inc., 10.0%, 12/15/16                                    44
                                                                                          ---------------
                                                                                          $       970,094
                                                                                          ---------------
                                     Total Commercial & Professional Services             $     4,412,594
----------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                          Pioneer High Income Trust | Annual Report | 3/31/13 17

----------------------------------------------------------------------------------------------------------
Principal            S&P/Moody's
Amount               Ratings
USD ($)              (unaudited)                                                          Value
----------------------------------------------------------------------------------------------------------
                                     CONSUMER DURABLES & APPAREL -- 4.9%
                                     Homebuilding -- 1.1%
      3,115,000          CCC/Caa2    Beazer Homes USA, Inc., 9.125%, 6/15/18              $     3,348,625
        750,000          CCC/Caa2    Beazer Homes USA, Inc., 9.125%, 5/15/19                      808,125
        400,000             NR/B2    Urbi Desarrollos Urbanos SAB de CV,
                                     9.75%, 2/3/22 (144A)                                         248,000
                                                                                          ---------------
                                                                                          $     4,404,750
----------------------------------------------------------------------------------------------------------
                                     Housewares & Specialties -- 2.7%
      1,435,000              B/B2    Jarden Corp., 7.5%, 5/1/17                           $     1,623,344
      3,000,000         CCC+/Caa2    Reynolds Group Issuer, Inc., 9.0%, 4/15/19                 3,172,500
      1,430,000         CCC+/Caa2    Reynolds Group Issuer, Inc., 9.875%, 8/15/19               1,567,637
      2,905,000           CCC+/B3    Yankee Candle Co., Inc., 9.75%, 2/15/17                    3,013,967
      1,425,000(c)      CCC+/Caa1    YCC Holdings LLC / Yankee Finance, Inc.,
                                     10.25%, 2/15/16                                            1,469,531
                                                                                          ---------------
                                                                                          $    10,846,979
----------------------------------------------------------------------------------------------------------
                                     Leisure Products -- 1.1%
    EUR 800,000          CCC/Caa2    Heckler & Koch GmbH, 9.5%, 5/15/18 (144A)            $       905,198
      4,000,000           CCC+/B3    Icon Health & Fitness, Inc., 11.875%,
                                     10/15/16 (144A)                                            3,460,000
                                                                                          ---------------
                                                                                          $     4,365,198
                                                                                          ---------------
                                     Total Consumer Durables & Apparel                    $    19,616,927
----------------------------------------------------------------------------------------------------------
                                     CONSUMER SERVICES -- 4.9%
                                     Business Services -- 0.6%
      1,750,000              B/B2    Sitel LLC / Sitel Finance Corp., 11.0%,
                                     8/1/17 (144A)                                        $     1,850,625
      1,000,000           B-/Caa2    Sitel LLC / Sitel Finance Corp., 11.5%, 4/1/18               655,000
                                                                                          ---------------
                                                                                          $     2,505,625
----------------------------------------------------------------------------------------------------------
                                     Casinos & Gaming -- 1.1%
      1,650,000(f)          NR/WR    Buffalo Thunder Development Authority,
                                     9.375%, 12/15/14 (144A)                              $       511,500
      2,255,000          CCC/Caa3    Codere Finance Luxembourg SA, 9.25%,
                                     2/15/19 (144A)                                             1,623,600
      1,475,000             NR/NR    Little Traverse Bay Bands of Odawa Indians,
                                     9.0%, 8/31/20 (144A)                                       1,430,750
      1,375,000(f)(g)       NR/WR    Mashantucket Western Pequot Tribe, 8.5%,
                                     11/15/15 (144A)                                               96,250
        740,000          CCC/Caa2    Shingle Springs Tribal Gaming Authority,
                                     9.375%, 6/15/15 (144A)                                       737,225
                                                                                          ---------------
                                                                                          $     4,399,325
----------------------------------------------------------------------------------------------------------
                                     Education Services -- 0.1%
        555,000         CCC-/Caa1    Cambium Learning Group, Inc.,
                                     9.75%, 2/15/17                                       $       453,712
----------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

18 Pioneer High Income Trust | Annual Report | 3/31/13

----------------------------------------------------------------------------------------------------------
Principal            S&P/Moody's
Amount               Ratings
USD ($)              (unaudited)                                                          Value
----------------------------------------------------------------------------------------------------------
                                     Hotels, Resorts, Cruise lines -- 0.4%
      1,500,000           CCC+/B2    Seven Seas Cruises S de RL LLC,
                                     9.125%, 5/15/19                                      $     1,623,750
----------------------------------------------------------------------------------------------------------
                                     Restaurants -- 1.8%
      4,055,000(e)(j)     B-/Caa1    Burger King Capital Holdings LLC, 0.0%,
                                     4/15/19 (144A)                                       $     3,527,850
      1,400,000              B/B3    Burger King Corp., 9.875%, 10/15/18                        1,608,250
      2,000,000         CCC+/Caa1    Wok Acquisition Corp., 10.25%,
                                     6/30/20 (144A)                                             2,140,000
                                                                                          ---------------
                                                                                          $     7,276,100
----------------------------------------------------------------------------------------------------------
                                     Specialized Consumer Services -- 0.9%
        500,000              B/B2    Avis Budget Car Rental LLC / Avis Budget
                                     Finance, Inc., 9.625%, 3/15/18                       $       564,380
      3,000,000             B-/B3    StoneMor Operating LLC, 10.25%, 12/1/17                    3,180,000
                                                                                          ---------------
                                                                                          $     3,744,380
                                                                                          ---------------
                                     Total Consumer Services                              $    20,002,892
----------------------------------------------------------------------------------------------------------
                                     DIVERSIFIED FINANCIALS -- 2.9%
                                     Asset Management & Custody
                                     Banks -- 0.3%
        975,000         BBB-/Baa3    Janus Capital Group, Inc., 6.7%, 6/15/17             $     1,116,100
----------------------------------------------------------------------------------------------------------
                                     Consumer Finance -- 0.3%
      1,030,000             B+/B1    Jefferies Finance LLC / JFIN Co-Issuer
                                     Corp., 7.375%, 4/1/20 (144A)                         $     1,048,025
----------------------------------------------------------------------------------------------------------
                                     Investment Banking & Brokerage -- 0.5%
   2,325,000(a)           BB+/Ba2    Goldman Sachs Capital II, 4.0%, 6/1/43               $     1,955,906
----------------------------------------------------------------------------------------------------------
                                     Multi-Sector Holdings -- 0.6%
      2,200,000              B/B2    Constellation Enterprises LLC, 10.625%,
                                     2/1/16 (144A)                                        $     2,310,000
----------------------------------------------------------------------------------------------------------
                                     Other Diversified Financial Services -- 0.5%
   3,000,000(e)(g)(k)      BBB/NR    Fixed Income Trust Series 2013-A, 0.0%,
                                     10/15/97 (144A)                                      $     1,772,245
        400,000             NR/NR    Unison Ground Lease Funding LLC, 5.78%,
                                     3/16/20 (144A)                                               400,000
                                                                                          ---------------
                                                                                          $     2,172,245
----------------------------------------------------------------------------------------------------------
                                     Reinsurance -- 0.1%
        450,000(a)         BB+/NR    Kibou, Ltd., 5.321%, 2/16/15 (144A)                  $       465,705
----------------------------------------------------------------------------------------------------------
                                     Specialized Finance -- 0.6%
   1,650,000(c)         CCC+/Caa1    Igloo Holdings Corp., 8.25%,
                                     12/15/17 (144A)                                      $     1,703,625

The accompanying notes are an integral part of these financial statements.

                          Pioneer High Income Trust | Annual Report | 3/31/13 19

----------------------------------------------------------------------------------------------------------
Principal            S&P/Moody's
Amount               Ratings
USD ($)              (unaudited)                                                          Value
----------------------------------------------------------------------------------------------------------
                                     Specialized Finance (continued)
        695,000             B+/B2    National Money Mart Co., 10.375%,
                                     12/15/16                                             $       766,237
                                                                                          ---------------
                                                                                          $     2,469,862
                                                                                          ---------------
                                     Total Diversified Financials                         $    11,537,843
----------------------------------------------------------------------------------------------------------
                                     ENERGY -- 15.2%
                                     Coal & Consumable Fuels -- 2.3%
      1,350,000              B/B2    Bumi Capital Pte, Ltd., 12.0%,
                                     11/10/16 (144A)                                      $     1,211,625
      3,890,000            B/Caa1    Foresight Energy LLC / Foresight Energy
                                     Corp., 9.625%, 8/15/17 (144A)                              4,210,925
      2,125,000           CCC+/B3    James River Coal Co., 7.875%, 4/1/19                       1,020,000
      1,166,000              B/B3    Murray Energy Corp., 10.25%,
                                     10/15/15 (144A)                                            1,170,372
      1,550,000             B-/B2    Penn Virginia Resource Partners LP / Penn
                                     Virginia Resource Finance Corp. II,
                                     8.375%, 6/1/20                                             1,627,500
                                                                                          ---------------
                                                                                          $     9,240,422
----------------------------------------------------------------------------------------------------------
                                     Oil & Gas Drilling -- 1.8%
        500,000            B/Caa1    Hercules Offshore, Inc., 10.5%,
                                     10/15/17 (144A)                                      $       542,500
      1,700,000         CCC+/Caa3    Ocean Rig UDW, Inc., 9.5%,
                                     4/27/16 (144A)                                             1,785,000
      1,025,000             NR/B3    Offshore Group Investments, Ltd., 7.125%,
                                     4/1/23 (144A)                                              1,048,063
      1,900,000             B+/B2    Pioneer Energy Services Corp., 9.875%,
                                     3/15/18                                                    2,080,500
      1,800,000              B/B1    Shelf Drill Holdings, Ltd., 8.625%,
                                     11/1/18 (144A)                                             1,908,000
                                                                                          ---------------
                                                                                          $     7,364,063
----------------------------------------------------------------------------------------------------------
                                     Oil & Gas Equipment & Services -- 2.5%
      4,073,000             B+/B1    American Petroleum Tankers Parent LLC / AP
                                     Tankers Co., 10.25%, 5/1/15                          $     4,205,372
        408,000(h)(j)       NR/NR    DP Producer AS, 0.0%, 12/5/11                                  8,160
      1,847,000              B/B3    Expro Finance Luxembourg SCA, 8.5%,
                                     12/15/16 (144A)                                            1,957,820
      1,260,000            B/Caa1    Forbes Energy Services, Ltd., 9.0%, 6/15/19                1,222,200
        666,000          CCC/Caa2    Green Field Energy Services, Inc., 13.25%,
                                     11/15/16 (144A)                                              685,980
      2,000,000              B/B3    Seitel, Inc., 9.5%, 4/15/19 (144A)                         2,007,500
                                                                                          ---------------
                                                                                          $    10,087,032
----------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

20 Pioneer High Income Trust | Annual Report | 3/31/13

----------------------------------------------------------------------------------------------------------
Principal            S&P/Moody's
Amount               Ratings
USD ($)              (unaudited)                                                          Value
----------------------------------------------------------------------------------------------------------
                                     Oil & Gas Exploration & Production -- 7.6%
        775,000            BB-/B1    Berry Petroleum Co., 10.25%, 6/1/14                  $       844,750
        500,000             B-/B3    Comstock Resources, Inc., 7.75%, 4/1/19                      527,500
      1,830,000             B-/B3    Comstock Resources, Inc., 9.5%, 6/15/20                    2,003,850
      3,450,000              B/NR    EP Energy LLC / EP Energy Finance, Inc.,
                                     9.375%, 5/1/20                                             3,984,750
      1,350,000(c)           B/B3    EPE Holdings LLC / EP Energy Bond Co., Inc.,
                                     8.125%, 12/15/17 (144A)                                    1,417,500
      1,295,000           B-/Caa1    EPL Oil & Gas, Inc., 8.25%, 2/15/18 (144A)                 1,372,700
        785,000           CCC+/B3    Halcon Resources Corp., 8.875%,
                                     5/15/21 (144A)                                               845,837
      1,475,000           CCC+/B3    Halcon Resources Corp., 9.75%,
                                     7/15/20 (144A)                                             1,629,875
        678,000              B/B2    Linn Energy LLC / Linn Energy Finance
                                     Corp., 11.75%, 5/15/17                                       732,240
      1,050,000           B-/Caa1    Midstates Petro, Inc. / Midstates Petroleum
                                     Co., LLC, 10.75%, 10/1/20 (144A)                           1,165,500
      2,400,000             B+/NR    MIE Holdings Corp., 9.75%, 5/12/16 (144A)                  2,586,000
  NOK 2,000,000             NR/NR    Norwegian Energy Co., AS, 10.25%, 4/27/16                    344,628
  NOK 5,000,000             NR/NR    Norwegian Energy Co., AS, 12.9%, 11/20/14                    884,541
      1,110,000           B-/Caa1    QR Energy LP / QRE Finance Corp., 9.25%,
                                     8/1/20                                                     1,176,600
      3,380,000          CCC/Caa1    Quicksilver Resources, Inc., 7.125%, 4/1/16                2,856,100
      2,200,000             B-/B3    Resolute Energy Corp., 8.5%, 5/1/20 (144A)                 2,277,000
      1,497,000            BB-/B3    Rosetta Resources, Inc., 9.5%, 4/15/18                     1,650,443
      1,500,000             B-/B3    Samson Investment Co., 9.75%,
                                     2/15/20 (144A)                                             1,593,750
      2,770,000         CCC+/Caa1    Talos Production LLC / Talos Production F
                                     inance, Inc., 9.75%, 2/15/18 (144A)                        2,742,300
                                                                                          ---------------
                                                                                          $    30,635,864
----------------------------------------------------------------------------------------------------------
                                     Oil & Gas Refining & Marketing -- 0.6%
      2,215,000           BB+/Ba1    Tesoro Corp., 9.75%, 6/1/19                          $     2,497,413
----------------------------------------------------------------------------------------------------------
                                     Oil & Gas Storage & Transportation -- 0.4%
        350,000(b)      BBB-/Baa2    Enterprise Products Operating LLC,
                                     8.375%, 8/1/66                                       $       402,500
      1,524,000(b)         BB/Ba1    Southern Union Co., 3.316%, 11/1/66                        1,337,310
                                                                                          ---------------
                                                                                          $     1,739,810
                                                                                          ---------------
                                     Total Energy                                         $    61,564,604
----------------------------------------------------------------------------------------------------------
                                     FOOD, BEVERAGE & TOBACCO -- 6.7%
                                     Agricultural Products -- 1.7%
      5,622,000              B/B3    Southern States Cooperative, Inc., 11.25%,
                                     5/15/15 (144A)                                       $     5,931,210
      1,100,000              B/NR    Tonon Bioenergia SA, 9.25%, 1/24/20 (144A)                 1,122,000
                                                                                          ---------------
                                                                                          $     7,053,210
----------------------------------------------------------------------------------------------------------


The accompanying notes are an integral part of these financial statements.

                          Pioneer High Income Trust | Annual Report | 3/31/13 21

----------------------------------------------------------------------------------------------------------
Principal            S&P/Moody's
Amount               Ratings
USD ($)              (unaudited)                                                          Value
----------------------------------------------------------------------------------------------------------
                                     Packaged Foods & Meats -- 4.1%
        775,000            BB/Ba3    Bertin SA / Bertin Finance, Ltd., 10.25%,
                                     10/5/16 (144A)                                       $       883,500
      1,250,000             B+/B1    CFG Investment SAC, 9.75%, 7/30/19 (144A)                  1,175,000
        705,000              B/B1    Chiquita Brands International, Inc. / Chiquita
                                     Brands LLC, 7.875%, 2/1/21 (144A)                            739,369
      3,500,000              B/B3    FAGE Dairy Industry SA/FAGE USA Dairy
                                     Industry, Inc., 9.875%, 2/1/20 (144A)                      3,841,250
      1,000,000             B+/B2    Marfrig Holding Europe BV, 8.375%,
                                     5/9/18 (144A)                                                902,500
        500,000             B+/B2    Marfrig Overseas, Ltd., 9.625%,
                                     11/16/16 (144A)                                              506,250
      3,400,000             B+/B1    Minerva Luxembourg SA, 7.75%,
                                     1/31/23 (144A)                                             3,646,500
        400,000             B+/B1    Minerva Luxembourg SA, 12.25%,
                                     2/10/22 (144A)                                               498,000
      4,000,000            B/Caa1    Pilgrim's Pride Corp., 7.875%, 12/15/18                    4,325,000
                                                                                          ---------------
                                                                                          $    16,517,369
----------------------------------------------------------------------------------------------------------
                                     Tobacco -- 0.9%
      3,450,000             B-/B3    Alliance One International, Inc., 10.0%,
                                     7/15/16                                              $     3,644,062
                                                                                          ---------------
                                     Total Food, Beverage & Tobacco                       $    27,214,641
----------------------------------------------------------------------------------------------------------
                                     HEALTH CARE EQUIPMENT & SERVICES -- 8.0%
                                     Health Care Equipment & Services -- 2.0%
      4,000,000         CCC+/Caa2    Accellent, Inc., 10.0%, 11/1/17                      $     3,540,000
      4,000,000             B+/B2    Physio-Control International, Inc., 9.875%,
                                     1/15/19 (144A)                                             4,510,000
                                                                                          ---------------
                                                                                          $     8,050,000
----------------------------------------------------------------------------------------------------------
                                     Health Care Facilities -- 1.0%
      3,475,000             B-/B3    Kindred Healthcare, Inc., 8.25%, 6/1/19              $     3,448,938
        600,000         CCC+/Caa1    United Surgical Partners, 9.0%, 4/1/20                       679,500
                                                                                          ---------------
                                                                                          $     4,128,438
----------------------------------------------------------------------------------------------------------
                                     Health Care Services -- 3.1%
      1,987,000           B-/Caa1    BioScrip, Inc., 10.25%, 10/1/15                      $     2,096,285
      2,527,000         CCC+/Caa2    Gentiva Health Services, Inc., 11.5%, 9/1/18               2,596,492
      3,925,000         CCC+/Caa2    Rural / Metro Corp., 10.125%,
                                     7/15/19 (144A)                                             3,980,563
      3,725,000         CCC+/Caa1    Surgical Care Affiliates, Inc., 10.0%,
                                     7/15/17 (144A)                                             3,878,656
                                                                                          ---------------
                                                                                          $    12,551,996
----------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

22 Pioneer High Income Trust | Annual Report | 3/31/13

----------------------------------------------------------------------------------------------------------
Principal            S&P/Moody's
Amount               Ratings
USD ($)              (unaudited)                                                          Value
----------------------------------------------------------------------------------------------------------
                                     Health Care Supplies -- 1.0%
        608,000            B/Caa1    Bausch & Lomb, Inc., 9.875%, 11/1/15                 $       629,280
      3,000,000           B-/Caa1    Immucor, Inc., 11.125%, 8/15/19                            3,420,000
                                                                                          ---------------
                                                                                          $     4,049,280
----------------------------------------------------------------------------------------------------------
                                     Health Care Technology -- 0.2%
        900,000         CCC+/Caa1    Emdeon, Inc., 11.0%, 12/31/19                        $     1,037,250
----------------------------------------------------------------------------------------------------------
                                     IT Consulting & Other Services -- 0.7%
      2,380,000         CCC+/Caa1    Truven Health Analytics, Inc., 10.625%,
                                     6/1/20 (144A)                                        $     2,713,200
                                                                                          ---------------
                                     Total Health Care Equipment & Services               $    32,530,164
----------------------------------------------------------------------------------------------------------
                                     HOUSEHOLD & PERSONAL PRODUCTS -- 0.6%
                                     Personal Products -- 0.6%
      1,745,000             B+/B2    Albea Beauty Holdings SA, 8.375%,
                                     11/1/19 (144A)                                       $     1,858,425
        700,000         CCC+/Caa1    Monitronics International, Inc., 9.125%,
                                     4/1/20                                                       740,250
                                                                                          ---------------
                                     Total Household & Personal Products                  $     2,598,675
----------------------------------------------------------------------------------------------------------
                                     INSURANCE -- 8.9%
                                     Insurance Brokers -- 2.1%
      4,900,000         CCC+/Caa2    HUB International, Ltd., 8.125%,
                                     10/15/18 (144A)                                      $     5,157,250
      1,000,000          CCC/Caa2    Onex USI Acquisition Corp., 7.75%,
                                     1/15/21 (144A)                                             1,002,500
  GBP 1,625,000           NR/Caa1    Towergate Finance Plc, 10.5%,
                                     2/15/19 (144A)                                             2,579,197
                                                                                          ---------------
                                                                                          $     8,738,947
----------------------------------------------------------------------------------------------------------
                                     Multi-Line Insurance -- 1.6%
      3,075,000(b)        BB/Baa3    Liberty Mutual Group, Inc., 10.75%,
                                     6/15/58 (144A)                                       $     4,750,875
      1,100,000          BBB/Baa2    MetLife, Inc., 10.75%, 8/1/39                              1,707,750
                                                                                          ---------------
                                                                                          $     6,458,625
----------------------------------------------------------------------------------------------------------
                                     Property & Casualty Insurance -- 1.6%
      5,300,000         BBB-/Baa3    Hanover Insurance Corp., 7.625%, 10/15/25            $     6,189,716
        265,000(b)(d)     BB+/Ba2    White Mountains Insurance Group, Ltd.,
                                     7.506% (144A)                                                280,479
                                                                                          ---------------
                                                                                          $     6,470,195
----------------------------------------------------------------------------------------------------------
                                     Reinsurance -- 3.6%
        250,000(a)         BB-/NR    Atlas Reinsurance VII, Ltd., 8.284%,
                                     1/7/16 (144A)                                        $       252,800
        250,000(a)          B-/NR    Blue Fin, Ltd., 14.071%, 5/28/13 (144A)                      253,375
        400,000             NR/NR    Caelus Re 2013, Ltd., 6.901%, 4/7/17                         400,000

The accompanying notes are an integral part of these financial statements.

                          Pioneer High Income Trust | Annual Report | 3/31/13 23

----------------------------------------------------------------------------------------------------------
Principal            S&P/Moody's
Amount               Ratings
USD ($)              (unaudited)                                                          Value
----------------------------------------------------------------------------------------------------------
                                     Reinsurance (continued)
        250,000(a)         BB-/NR    Caelus Re, Ltd., 5.321%, 3/7/16 (144A)               $       249,800
        250,000(a)         NR/Ba2    Combine Re, Ltd., 10.071%, 1/7/15 (144A)                     268,475
      1,000,000(a)          NR/NR    Combine Re, Ltd., 17.821%, 1/7/15 (144A)                   1,124,200
        250,000(a)         BB-/NR    Compass Re, Ltd., 10.321%, 1/8/15 (144A)                     259,025
        250,000(a)          B+/NR    Compass Re, Ltd., 11.321%, 1/8/15 (144A)                     254,525
        250,000(a)          BB/NR    East Lane Re V, Ltd., 9.071%, 3/16/16 (144A)                 270,225
        400,000(a)          BB/NR    East Lane Re, Ltd., 6.721%, 3/13/15 (144A)                   416,440
        350,000             NR/NR    Embarcadero Re, Ltd., 6.651%, 8/4/14                         355,915
        250,000(b)         BB-/NR    Embarcadero Re, Ltd., 7.419%,
                                     2/13/15 (144A)                                               256,800
        350,000(a)         BB+/NR    Foundation Re III, Ltd., 5.071%, 2/25/15                     365,050
        250,000(a)         BB-/NR    Ibis Re II, Ltd., 8.421%, 2/5/15 (144A)                      255,950
        400,000(a)          B-/NR    Ibis Re II, Ltd., 13.571%, 2/5/15 (144A)                     403,960
        800,000(a)          BB/NR    Lodestone Re, Ltd., 7.321%, 1/8/14 (144A)                    807,680
        500,000(a)           B/NR    Mystic Re, Ltd., 12.071%, 3/12/15 (144A)                     529,600
        250,000(a)          B+/NR    Mythen Re, Ltd. Series 2012-2 Class A,
                                     8.71%, 1/5/17 (144A)                                         252,375
        600,000(a)          NR/B2    Mythen, Ltd., 11.216%, 5/7/15 (144A)                         636,660
        250,000(a)          NR/NR    Pelican Re, Ltd., 13.821%, 4/13/15 (144A)                    262,725
        500,000(a)         BB-/NR    Queen Street II Capital, Ltd., 7.571%,
                                     4/9/14 (144A)                                                505,300
        250,000(a)          B+/NR    Queen Street V Re, Ltd., 8.571%,
                                     4/9/15 (144A)                                                256,525
        250,000(a)           B/NR    Queen Street VI Re, Ltd., 10.421%,
                                     4/9/15 (144A)                                                260,950
        250,000(a)           B/NR    Queen Street VII Capital, Ltd., 8.671%,
                                     4/8/16 (144A)                                                251,425
        250,000(a)          NR/NR    Residential Reinsurance 2011, Ltd., 8.971%,
                                     12/6/15 (144A)                                               256,675
        450,000(a)          B-/NR    Residential Reinsurance 2011, Ltd., 12.071%,
                                     6/6/15 (144A)                                                461,250
        250,000(a)          NR/NR    Residential Reinsurance 2011, Ltd.,
                                     13.321%, 12/6/15 (144A)                                      253,875
        250,000(a)          BB/NR    Residential Reinsurance 2012, Ltd.,
                                     5.821%, 12/6/16 (144A)                                       253,425
        250,000(a)          BB/NR    Residential Reinsurance 2012, Ltd., 8.071%,
                                     6/6/16 (144A)                                                263,475
        250,000(a)         BB-/NR    Residential Reinsurance 2012, Ltd.,
                                     10.071%, 6/6/16 (144A)                                       273,150
        400,000(a)          NR/NR    Residential Reinsurance 2012, Ltd.,
                                     12.821%, 12/6/16 (144A)                                      405,600
        250,000(a)          NR/NR    Residential Reinsurance 2012, Ltd., 19.071%,
                                     12/6/16 (144A)                                               250,275

The accompanying notes are an integral part of these financial statements.

24 Pioneer High Income Trust | Annual Report | 3/31/13

----------------------------------------------------------------------------------------------------------
Principal            S&P/Moody's
Amount               Ratings
USD ($)              (unaudited)                                                          Value
----------------------------------------------------------------------------------------------------------
                                     Reinsurance (continued)
        400,000(a)          NR/NR    Residential Reinsurance 2012, Ltd.,
                                     22.071%, 6/6/16 (144A)                               $       390,480
        600,000(j)          NR/NR    Sector Re V, Ltd., 0.0%, 12/1/17 (144A)                      635,820
        850,000(j)          NR/NR    Sector Re V, Ltd., 0.0%, 3/1/18 (144A)                       850,000
        500,000(a)          NR/NR    Successor X, Ltd., 13.0%, 2/25/14 (144A)                     502,300
        250,000(a)          NR/NR    Successor X, Ltd., 16.571%, 1/27/15 (144A)                   254,450
        250,000(a)          NR/NR    Successor X, Ltd., 16.821%, 4/4/13 (144A)                    250,550
                                                                                          ---------------
                                                                                          $    14,451,105
                                                                                          ---------------
                                     Total Insurance                                      $    36,118,872
----------------------------------------------------------------------------------------------------------
                                     MATERIALS -- 20.2%
                                     Aluminum -- 0.0%+
            694(a)      CCC+/Caa1    Noranda Aluminum Acquisition Corp.,
                                     4.524%, 5/15/15                                      $           694
----------------------------------------------------------------------------------------------------------
                                     Commodity Chemicals -- 2.0%
      3,250,000           BBB-/WR    Basell Finance Co. BV, 8.1%,
                                     3/15/27 (144A)                                       $     4,355,000
      2,600,000           CCC+/NR    Hexion US Finance Corp., 9.0%, 11/15/20                    2,470,000
      1,100,000            BB-/B1    Rain CII Carbon LLC / CII Carbon Corp.,
                                     8.25%, 1/15/21 (144A)                                      1,188,000
                                                                                          ---------------
                                                                                          $     8,013,000
----------------------------------------------------------------------------------------------------------
                                     Construction Materials -- 1.5%
      5,690,000            C/Caa3    AGY Holding Corp., 11.0%, 11/15/14                   $     2,901,900
      3,000,000           B-/Caa2    Texas Industries, Inc., 9.25%, 8/15/20                     3,277,500
                                                                                          ---------------
                                                                                          $     6,179,400
----------------------------------------------------------------------------------------------------------
                                     Diversified Chemicals -- 1.5%
      2,625,000         CCC+/Caa1    INEOS Group Holdings PLC, 8.5%,
                                     2/15/16 (144A)                                       $     2,664,375
    EUR 550,000         CCC+/Caa1    INEOS Group Holdings SA, 7.875%,
                                     2/15/16 (144A)                                               710,471
      1,597,000              B/B2    Kinove German Bondco GmbH, 9.625%,
                                     6/15/18 (144A)                                             1,776,663
    EUR 950,000           NR/Caa1    Momentive Performance Materials, Inc.,
                                     9.5%, 1/15/21                                                901,351
                                                                                          ---------------
                                                                                          $     6,052,860
----------------------------------------------------------------------------------------------------------
                                     Diversified Metals & Mining -- 2.3%
      2,000,000              B/B3    Global Brass and Copper, Inc., 9.5%,
                                     6/1/19 (144A)                                        $     2,215,000
      3,000,000          CCC/Caa2    Midwest Vanadium Pty., Ltd., 11.5%,
                                     2/15/18 (144A)                                             1,890,000
      2,775,000           B-/Caa1    Mirabela Nickel, Ltd., 8.75%,
                                     4/15/18 (144A)                                             2,532,187

The accompanying notes are an integral part of these financial statements.

                          Pioneer High Income Trust | Annual Report | 3/31/13 25

----------------------------------------------------------------------------------------------------------
Principal            S&P/Moody's
Amount               Ratings
USD ($)              (unaudited)                                                          Value
----------------------------------------------------------------------------------------------------------
                                     Diversified Metals & Mining (continued)
      1,200,000           CCC+/B3    Molycorp, Inc., 10.0%, 6/1/20                        $     1,182,000
        900,000             B+/B2    Mongolian Mining Corp., 8.875%,
                                     3/29/17 (144A)                                               922,500
        410,000            B/Caa1    Prince Mineral Holding Corp., 11.5%,
                                     12/15/19 (144A)                                              458,175
                                                                                          ---------------
                                                                                          $     9,199,862
----------------------------------------------------------------------------------------------------------
                                     Forest Products -- 1.0%
      4,000,000             B-/B3    Millar Western Forest Products, Ltd.,
                                     8.5%, 4/1/21                                         $     4,000,000
----------------------------------------------------------------------------------------------------------
                                     Metal & Glass Containers -- 1.6%
      1,771,207(c)      CCC+/Caa1    Ardagh Finance SA, 11.125%,
                                     6/1/18 (144A)                                        $     1,930,616
  EUR 2,250,000           CCC+/B3    Ardagh Glass Finance Plc, 8.75%,
                                     2/1/20 (144A)                                              3,014,655
      1,450,000           CCC+/B3    BWAY Holdings Co., 10.0%, 6/15/18                          1,624,000
                                                                                          ---------------
                                                                                          $     6,569,271
----------------------------------------------------------------------------------------------------------
                                     Paper Packaging -- 2.0%
      2,000,000         CCC+/Caa1    Berry Plastics Corp., 9.5%, 5/15/18                  $     2,232,500
      2,657,034(e)          NR/NR    Bio Pappel SAB de CV, 7.0%, 8/27/16                        2,630,464
      2,500,000           B-/Caa1    Pretium Packaging LLC / Pretium Finance,
                                     Inc., 11.5%, 4/1/16                                        2,712,500
        500,000            BB-/B1    Sealed Air Corp., 8.125%, 9/15/19 (144A)                     565,625
                                                                                          ---------------
                                                                                          $     8,141,089
----------------------------------------------------------------------------------------------------------
                                     Paper Products -- 2.0%
      2,000,000             B+/B1    Appleton Papers, Inc., 10.5%,
                                     6/15/15 (144A)                                       $     2,115,000
        600,000           CCC+/B3    Appleton Papers, Inc., 11.25%, 12/15/15                      667,500
      2,220,000         CCC+/Caa2    Exopack Holdings Corp., 10.0%, 6/1/18                      2,208,900
        776,000             B+/B3    Mercer International, Inc., 9.5%, 12/1/17                    847,780
      1,256,000            BB/Ba3    Resolute Forest Products, 10.25%, 10/15/18                 1,441,260
        595,000           B-/Caa1    Unifrax I LLC / Unifrax Holding Co., 7.5%,
                                     2/15/19 (144A)                                               612,850
                                                                                          ---------------
                                                                                          $     7,893,290
----------------------------------------------------------------------------------------------------------
                                     Steel -- 6.3%
      2,450,000             B+/B3    AM Castle & Co., 12.75%, 12/15/16                    $     2,878,750
      1,200,000             B+/B3    APERAM, 7.375%, 4/1/16 (144A)                              1,209,000
      1,960,000            B/Caa1    Atkore International, Inc., 9.875%, 1/1/18                 2,151,100
      2,400,000          BBB-/Ba1    CSN Islands VIII Corp., 9.75%,
                                     12/16/13 (144A)                                            2,515,200
      4,660,000          CCC/Caa2    Essar Steel Algoma, Inc., 9.875%,
                                     6/15/15 (144A)                                             3,786,250

The accompanying notes are an integral part of these financial statements.

26 Pioneer High Income Trust | Annual Report | 3/31/13

----------------------------------------------------------------------------------------------------------
Principal            S&P/Moody's
Amount               Ratings
USD ($)              (unaudited)                                                          Value
----------------------------------------------------------------------------------------------------------
                                     Steel (continued)
        500,000            B/Caa1    Ferrexpo Finance Plc, 7.875%,
                                     4/7/16 (144A)                                        $       498,750
      1,900,000             NR/B3    Metinvest BV, 8.75%, 2/14/18 (144A)                        1,943,700
      2,915,000              B/B2    Optima Specialty Steel, Inc., 12.5%,
                                     12/15/16 (144A)                                            3,177,350
      2,000,000             B-/B3    Permian Holdings, Inc., 10.5%,
                                     1/15/18 (144A)                                             2,060,000
      3,750,000         CCC+/Caa2    Ryerson, Inc., 9.0%, 10/15/17 (144A)                       4,096,875
      1,250,000              B/B3    Severstal Columbus LLC, 10.25%, 2/15/18                    1,353,125
                                                                                          ---------------
                                                                                          $    25,670,100
                                                                                          ---------------
                                     Total Materials                                      $    81,719,566
----------------------------------------------------------------------------------------------------------
                                     MEDIA -- 7.0%
                                     Advertising -- 2.1%
      2,900,000             NR/B3    Good Sam Enterprises LLC, 11.5%, 12/1/16             $     3,092,125
      2,300,000              B/B3    MDC Partners, Inc., 11.0%, 11/1/16 (144A)                  2,553,000
      2,690,000              B/B3    MDC Partners, Inc., 11.0%, 11/1/16                         2,985,900
                                                                                          ---------------
                                                                                          $     8,631,025
----------------------------------------------------------------------------------------------------------
                                     Broadcasting -- 2.4%
      3,117,395         CCC+/Caa3    Intelsat Bermuda, Ltd., 11.5%, 2/4/17                $     3,310,673
      1,000,000         CCC+/Caa3    Intelsat Luxembourg SA, 7.75%,
                                     6/1/21 (144A)                                              1,017,500
        375,000         CCC+/Caa3    Intelsat Luxembourg SA, 11.5%,
                                     2/4/17 (144A)                                                398,250
        800,000             B-/B3    Telesat Canada / Telesat LLC, 12.5%, 11/1/17                 856,000
      3,805,000              B/B3    Townsquare Radio LLC / Townsquare Radio,
                                     Inc., 9.0%, 4/1/19 (144A)                                  4,156,963
                                                                                          ---------------
                                                                                          $     9,739,386
----------------------------------------------------------------------------------------------------------
                                     Cable -- 0.9%
 EUR  1,200,000             B+/B1    Nara Cable Funding, Ltd., 8.875%,
                                     12/1/18 (144A)                                       $     1,611,663
      1,500,000           B-/Caa1    Ono Finance II Plc, 10.875%,
                                     7/15/19 (144A)                                             1,552,500
   EUR  350,000           B-/Caa1    Ono Finance II Plc, 11.125%,
                                     7/15/19 (144A)                                               468,946
                                                                                          ---------------
                                                                                          $     3,633,109
----------------------------------------------------------------------------------------------------------
                                     Movies & Entertainment -- 0.9%
      2,765,000         CCC+/Caa1    AMC Entertainment, Inc., 9.75%, 12/1/20              $     3,190,119
        600,000         CCC+/Caa1    Production Resource Group, Inc.,
                                     8.875%, 5/1/19                                               454,500
                                                                                          ---------------
                                                                                          $     3,644,619
----------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                          Pioneer High Income Trust | Annual Report | 3/31/13 27

----------------------------------------------------------------------------------------------------------
Principal            S&P/Moody's
Amount               Ratings
USD ($)              (unaudited)                                                          Value
----------------------------------------------------------------------------------------------------------
                                     Publishing -- 0.7%
        400,000             B-/B3    Interactive Data Corp., 10.25%, 8/1/18               $       455,000
      2,200,000(g)          B-/B3    MPL 2 Acquisition Canco, Inc., 9.875%,
                                     8/15/18 (144A)                                             2,216,500
                                                                                          ---------------
                                                                                          $     2,671,500
                                                                                          ---------------
                                     Total Media                                          $    28,319,639
----------------------------------------------------------------------------------------------------------
                                     PHARMACEUTICALS, BIOTECHNOLOGY &
                                     LIFE SCIENCES -- 2.3%
                                     Biotechnology -- 1.4%
      1,400,000            B/Caa1    ConvaTec Healthcare E SA, 10.5%,
                                     12/15/18 (144A)                                      $     1,557,500
      4,104,000           B+/Caa2    Lantheus Medical Imaging, Inc.,
                                     9.75%, 5/15/17                                             4,073,220
                                                                                          ---------------
                                                                                          $     5,630,720
----------------------------------------------------------------------------------------------------------
                                     Life Sciences Tools & Services -- 0.4%
      1,607,664            B/Caa1    Catalent Pharma Solutions, Inc., 9.5%,
                                     4/15/15                                              $     1,599,626
----------------------------------------------------------------------------------------------------------
                                     Pharmaceuticals -- 0.5%
      2,020,000(f)          NR/NR    KV Pharmaceutical Co., 12.0%, 3/15/15                $     1,959,400
                                                                                          ---------------
                                     Total Pharmaceuticals, Biotechnology &
                                     Life Sciences                                        $     9,189,746
----------------------------------------------------------------------------------------------------------
                                     REAL ESTATE -- 0.4%
                                     Diversified REIT's -- 0.4%
      1,500,000            B+/Ba3    CNL Lifestyle Properties, Inc., 7.25%,
                                     4/15/19                                              $     1,500,000
                                                                                          ---------------
                                     Total Real Estate                                    $     1,500,000
----------------------------------------------------------------------------------------------------------
                                     RETAILING -- 0.2%
                                     Speciality Stores -- 0.2%
        685,000             B-/B3    Radio Systems Corp., 8.375%,
                                     11/1/19 (144A)                                       $       724,387
                                                                                          ---------------
                                     Total Retailing                                      $       724,387
----------------------------------------------------------------------------------------------------------
                                     SEMICONDUCTORS & SEMICONDUCTOR
                                     EQUIPMENT -- 1.2%
                                     Semiconductor Equipment -- 0.4%
      1,895,000           B+/Caa1    MEMC Electronic Materials, Inc.,
                                     7.75%, 4/1/19                                        $     1,752,875
----------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

28 Pioneer High Income Trust | Annual Report | 3/31/13

---------------------------------------------------------------------------------------------------------
Principal            S&P/Moody's
Amount               Ratings
USD ($)              (unaudited)                                                          Value
----------------------------------------------------------------------------------------------------------
                                     Semiconductors -- 0.8%
      3,250,000              B/B2    Advanced Micro Devices, 7.5%,
                                     8/15/22 (144A)                                       $     2,949,375
  CNH 1,000,000             NR/NR    LDK Solar Co., Ltd., 10.0%, 2/28/14                           82,818
                                                                                          ---------------
                                                                                          $     3,032,193
                                                                                          ---------------
                                     Total Semiconductors &
                                     Semiconductor Equipment                              $     4,785,068
----------------------------------------------------------------------------------------------------------
                                     SOFTWARE & SERVICES -- 3.1%
                                     Application Software -- 0.7%
      2,960,000         CCC-/Caa2    Allen Systems Group, Inc., 10.5%,
                                     11/15/16 (144A)                                      $     1,879,600
        955,000             B-/B3    Interface Security Systems Holdings,
                                     Inc. / Interface Security Systems LLC,
                                     9.25%, 1/15/18 (144A)                                        986,037
                                                                                          ---------------
                                                                                          $     2,865,637
----------------------------------------------------------------------------------------------------------
                                     Data Processing & Outsourced
                                     Services -- 1.2%
      1,783,000           B-/Caa1    First Data Corp., 8.25%, 1/15/21 (144A)              $     1,854,320
        399,000           B-/Caa1    First Data Corp., 9.875%, 9/24/15                            410,970
        650,000           NR/Caa1    First Data Corp., 10.625%, 6/15/21 (144A)                    657,313
      1,783,000           B-/Caa1    First Data Corp., 12.625%, 1/15/21                         1,932,326
                                                                                          ---------------
                                                                                          $     4,854,929
----------------------------------------------------------------------------------------------------------
                                     Systems Software -- 1.2%
      4,857,412(c)(g)       NR/NR    Pegasus Solutions, Inc., 13.0%,
                                     4/15/14 (144A)                                       $     4,663,116
                                                                                          ---------------
                                     Total Software & Services                            $    12,383,682
----------------------------------------------------------------------------------------------------------
                                     TECHNOLOGY HARDWARE &
                                     EQUIPMENT -- 0.6%
                                     Communications Equipment -- 0.4%
      1,500,000           CCC+/B3    CPI International, Inc., 8.0%, 2/15/18               $     1,560,000
----------------------------------------------------------------------------------------------------------
                                     Computer Storage & Peripherals -- 0.1%
        580,000          BBB/Baa3    Seagate Technology International, Inc.,
                                     10.0%, 5/1/14 (144A)                                 $       613,350
----------------------------------------------------------------------------------------------------------
                                     Electronic Equipment & Instruments -- 0.1%
        350,000            BB-/B1    Viasystems, Inc., 7.875%, 5/1/19 (144A)              $       365,750
                                                                                          ---------------
                                     Total Technology Hardware & Equipment                $     2,539,100
----------------------------------------------------------------------------------------------------------
                                     TELECOMMUNICATION SERVICES -- 1.6%
                                     Alternative Carriers -- 0.2%
        600,000             NR/WR    PAETEC Holding Corp., 9.875%, 12/1/18                $       688,500
----------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                          Pioneer High Income Trust | Annual Report | 3/31/13 29

----------------------------------------------------------------------------------------------------------
Principal            S&P/Moody's
Amount               Ratings
USD ($)              (unaudited)                                                          Value
----------------------------------------------------------------------------------------------------------
                                     Integrated Telecommunication
                                     Services -- 1.2%
      3,539,000           CCC+/B3    Cincinnati Bell, Inc., 8.75%, 3/15/18                $     3,512,457
      1,400,000           BB-/Ba2    Frontier Communications Corp.,
                                     7.625%, 4/15/24                                            1,440,250
                                                                                          ---------------
                                                                                          $     4,952,707
----------------------------------------------------------------------------------------------------------
                                     Wireless Telecommunication Services -- 0.2%
        725,000            BB/Ba3    Vimpel Communications Via VIP Finance
                                     Ireland, Ltd. OJSC, 9.125%, 4/30/18 (144A)           $       860,394
                                                                                          ---------------
                                     Total Telecommunication Services                     $     6,501,601
----------------------------------------------------------------------------------------------------------
                                     TRANSPORTATION -- 3.1%
                                     Air Freight & Logistics -- 1.2%
      4,601,000         CCC+/Caa2    CEVA Group Plc, 11.5%, 4/1/18 (144A)                 $     4,209,915
        720,000         CCC+/Caa1    CEVA Group Plc, 11.625%, 10/1/16 (144A)                      748,800
                                                                                          ---------------
                                                                                          $     4,958,715
----------------------------------------------------------------------------------------------------------
                                     Airlines -- 0.1%
        500,000             B-/NR    Gol Finance, 9.25%, 7/20/20 (144A)                   $       485,000
----------------------------------------------------------------------------------------------------------
                                     Marine -- 0.1%
        295,000             B+/B3    Navios South American Logistics, Inc./Navios
                                     Logistics Finance US, Inc., 9.25%, 4/15/19           $       317,125
----------------------------------------------------------------------------------------------------------
                                     Railroads -- 0.3%
      1,116,919(c)       CCC/Caa3    Florida East Coast Holdings Corp.,
                                     10.5%, 8/1/17                                        $     1,164,388
----------------------------------------------------------------------------------------------------------
                                     Trucking -- 1.4%
        575,000           BB-/Ba3    Aeropuertos Dominicanos Siglo XXI SA,
                                     9.25%, 11/13/19 (144A)                               $       625,313
      1,375,000             B+/B3    Swift Services Holdings, Inc., 10.0%,
                                     11/15/18                                                   1,574,375
      1,430,000              B/B3    Syncreon Global Ireland, Ltd., 9.5%,
                                     5/1/18 (144A)                                              1,519,375
      1,700,000              B/B3    Syncreon Global Ireland, Ltd. /
                                     Syncreon Global Finance US, Inc., 9.5%,
                                     5/1/18 (144A)                                              1,806,250
                                                                                          ---------------
                                                                                          $     5,525,313
                                                                                          ---------------
                                     Total Transportation                                 $    12,450,541
----------------------------------------------------------------------------------------------------------
                                     UTILITIES -- 2.0%
                                     Electric Utilities -- 0.6%
        310,000           NR/Caa1    Empresa Distrbuidora Y Comercializadora
                                     Norte, 9.75%, 10/25/22 (144A)                        $       145,700
        885,000             B-/NR    Energy Future Intermediate Holding Co.,
                                     LLC / EFIH Finance, Inc., 10.0%,
                                     12/1/20 (144A)                                               995,625

The accompanying notes are an integral part of these financial statements.

30 Pioneer High Income Trust | Annual Report | 3/31/13

----------------------------------------------------------------------------------------------------------
Principal            S&P/Moody's
Amount               Ratings
USD ($)              (unaudited)                                                          Value
----------------------------------------------------------------------------------------------------------
                                     Electric Utilities (continued)
      1,000,000           BB+/Ba1    PNM Resources, Inc., 9.25%, 5/15/15                  $     1,141,250
        350,000          CCC/Caa3    Texas Competitive Electric Holdings Co., LLC /
                                     TCEH Finance, Inc., 11.5%, 10/1/20 (144A)                    261,625
                                                                                          ---------------
                                                                                          $     2,544,200
----------------------------------------------------------------------------------------------------------
                                     Independent Power Producers & Energy
                                     Traders -- 0.7%
      2,900,000              B/B1    InterGen NV, 9.0%, 6/30/17 (144A)                    $     2,849,250
----------------------------------------------------------------------------------------------------------
                                     Multi-Utilities -- 0.7%
      3,017,321             NR/NR    Ormat Funding Corp., 8.25%, 12/30/20                 $     2,806,109
                                                                                          ---------------
                                     Total Utilities                                      $     8,199,559
----------------------------------------------------------------------------------------------------------
                                     TOTAL CORPORATE BONDS & NOTES
                                     (Cost $423,281,067)                                  $   441,791,399
----------------------------------------------------------------------------------------------------------
                                     CONVERTIBLE BONDS & NOTES --
                                     5.9% of Net Assets
                                     CAPITAL GOODS -- 0.7%
                                     Construction & Farm Machinery &
                                     Heavy Trucks -- 0.7%
      2,625,000             B-/NR    Meritor, Inc., 7.875%, 3/1/26 (144A)                 $     2,662,734
                                                                                          ---------------
                                     Total Capital Goods                                  $     2,662,734
----------------------------------------------------------------------------------------------------------
                                     DIVERSIFIED FINANCIALS -- 0.1%
                                     Asset Management & Custody Banks -- 0.1%
        400,000            BBB/NR    Apollo Investment Corp., 5.75%, 1/15/16              $       425,000
                                                                                          ---------------
                                     Total Diversified Financials                         $       425,000
----------------------------------------------------------------------------------------------------------
                                     ENERGY -- 1.3%
                                     Coal & Consumable Fuels -- 0.4%
      1,905,000             B+/NR    Massey Energy Co., 3.25%, 8/1/15                     $     1,833,563
----------------------------------------------------------------------------------------------------------
                                     Oil & Gas Drilling -- 0.6%
      2,265,000(e)          NR/NR    Hercules Offshore, Inc., 3.375%, 6/1/38              $     2,270,662
----------------------------------------------------------------------------------------------------------
                                     Oil & Gas Exploration & Production -- 0.3%
      1,340,000           BB-/Ba3    Chesapeake Energy Corp., 2.5%, 5/15/37               $     1,283,887
                                                                                          ---------------
                                     Total Energy                                         $     5,388,112
----------------------------------------------------------------------------------------------------------
                                     HEALTH CARE EQUIPMENT &
                                     SERVICES -- 1.2%
                                     Health Care Equipment & Services -- 0.9%
      2,837,000(e)          B+/NR    Hologic, Inc., 2.0%, 12/15/37                        $     3,425,677
----------------------------------------------------------------------------------------------------------
                                     Health Care Facilities -- 0.2%
        780,000              B/NR    LifePoint Hospitals, Inc., 3.5%, 5/15/14             $       850,688
----------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                          Pioneer High Income Trust | Annual Report | 3/31/13 31

----------------------------------------------------------------------------------------------------------
Principal            S&P/Moody's
Amount               Ratings
USD ($)              (unaudited)                                                          Value
----------------------------------------------------------------------------------------------------------
                                     Health Care Services -- 0.1%
        361,000             B+/B2    Omnicare, Inc., 3.25%, 12/15/35                      $       360,549
                                                                                          ---------------
                                     Total Health Care Equipment & Services               $     4,636,914
----------------------------------------------------------------------------------------------------------
                                     MATERIALS -- 0.8%
                                     Diversified Chemicals -- 0.8%
          4,000(i)          B+/NR    Hercules, Inc., 6.5%, 6/30/29                        $     3,314,800
                                                                                          ---------------
                                     Total Materials                                      $     3,314,800
----------------------------------------------------------------------------------------------------------
                                     MEDIA -- 0.5%
                                     Movies & Entertainment -- 0.5%
      1,832,000             B-/NR    Live Nation Entertainment, Inc.,
                                     2.875%, 7/15/27                                      $     1,838,870
                                                                                          ---------------
                                     Total Media                                          $     1,838,870
----------------------------------------------------------------------------------------------------------
                                     SEMICONDUCTORS & SEMICONDUCTOR
                                     EQUIPMENT -- 0.3%
                                     Semiconductors -- 0.3%
        500,000             NR/NR    JA Solar Holdings Co., Ltd., 4.5%, 5/15/13           $       481,250
        750,000             NR/NR    ReneSola, Ltd., 4.125%, 3/15/18 (144A)                       382,500
      1,569,000(f)          NR/NR    Suntech Power Holdings Co., Ltd.,
                                     3.0%, 3/15/13                                                451,088
                                                                                          ---------------
                                     Total Semiconductors &
                                     Semiconductor Equipment                              $     1,314,838
----------------------------------------------------------------------------------------------------------
                                     TELECOMMUNICATION SERVICES -- 1.0%
                                     Alternative Carriers -- 1.0%
      3,025,000              B/B2    Tw Telecom, Inc., 2.375%, 4/1/26                     $     4,087,531
                                                                                          ---------------
                                     Total Telecommunication Services                     $     4,087,531
----------------------------------------------------------------------------------------------------------
                                     TOTAL CONVERTIBLE BONDS & NOTES
                                     (Cost $19,974,347)                                   $    23,668,799
----------------------------------------------------------------------------------------------------------
                                     SOVEREIGN DEBT OBLIGATIONS --
                                     0.8% of Net Assets
                                     Argentina -- 0.3%
      1,200,000           B-/Caa1    City of Buenos Aires, 12.5%, 4/6/15 (144A)           $     1,140,000
----------------------------------------------------------------------------------------------------------
                                     Russia -- 0.5%
      1,798,000(e)       BBB/Baa1    Russian Government International Bond,
                                     7.5%, 3/31/30                                        $     2,227,272
----------------------------------------------------------------------------------------------------------
                                     TOTAL SOVEREIGN DEBT OBLIGATIONS
                                     (Cost $2,474,907)                                    $     3,367,272
----------------------------------------------------------------------------------------------------------
                                     TAX EXEMPT OBLIGATIONS -- 4.4%
                                     of Net Assets
                                     Indiana -- 0.4%
      1,650,000           NR/Baa3    East Chicago Indiana Exempt Facilities
                                     Revenue, 7.0%, 1/1/14                                $     1,656,534
----------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

32 Pioneer High Income Trust | Annual Report | 3/31/13

----------------------------------------------------------------------------------------------------------
Principal            S&P/Moody's
Amount               Ratings
USD ($)              (unaudited)                                                          Value
----------------------------------------------------------------------------------------------------------
                                     New Jersey -- 1.1%
      4,525,000              B/B3    New Jersey Economic Development
                                     Authority Revenue, 7.0%, 11/15/30                    $     4,541,561
----------------------------------------------------------------------------------------------------------
                                     New York -- 0.9%
      3,475,000             BB/B2    New York City Industrial Development
                                     Agency Revenue, 7.625%, 12/1/32                      $     3,544,535
----------------------------------------------------------------------------------------------------------
                                     North Carolina -- 2.0%
      1,670,000             NR/NR    Charlotte North Carolina Special Facilities
                                     Revenue, 7.75%, 2/1/28                               $     1,674,810
      6,300,000             NR/NR    Charlotte Special Facilities Revenue,
                                     5.6%, 7/1/27                                               6,307,056
                                                                                          ---------------
                                                                                          $     7,981,866
----------------------------------------------------------------------------------------------------------
                                     TOTAL TAX EXEMPT OBLIGATIONS
                                     (Cost $12,984,949)                                   $    17,724,496
----------------------------------------------------------------------------------------------------------
                                     MUNICIPAL COLLATERALIZED DEBT
                                     OBLIGATION -- 0.5% of Net Assets
      3,300,000(b)(g)       NR/NR    Non-Profit Preferred Funding Trust I, 6.75%,
                                     9/15/37 (144A)                                       $     1,937,100
----------------------------------------------------------------------------------------------------------
                                     TOTAL MUNICIPAL COLLATERALIZED
                                     DEBT OBLIGATION
                                     (Cost $3,293,528)                                    $     1,937,100
----------------------------------------------------------------------------------------------------------

Shares
----------------------------------------------------------------------------------------------------------
                                     COMMON STOCKS -- 1.9% of Net Assets
                                     AUTOMOBILES & COMPONENTS -- 0.1%
                                     Auto Parts & Equipment -- 0.1%
          6,803                      Lear Corp.                                           $       373,281
                                                                                          ---------------
                                     Total Automobiles & Components                       $       373,281
----------------------------------------------------------------------------------------------------------
                                     CAPITAL GOODS -- 0.2%
                                     Building Products -- 0.2%
            894(g)(k)(l)             Panolam Holdings Co.                                 $       522,096
                                                                                          ---------------
                                     Total Capital Goods                                  $       522,096
----------------------------------------------------------------------------------------------------------
                                     ENERGY -- 0.1%
                                     Oil & Gas Drilling -- 0.1%
         13,045(l)                   Rowan Companies, Plc, Class A                        $       461,271
----------------------------------------------------------------------------------------------------------
                                     Oil & Gas Exploration & Production -- 0.0%+
NOK           1(l)                   Norse Energy Corp., ASA                              $             1
                                                                                          ---------------
                                     Total Energy                                         $       461,272
----------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                          Pioneer High Income Trust | Annual Report | 3/31/13 33

----------------------------------------------------------------------------------------------------------
Shares                                                                                    Value
----------------------------------------------------------------------------------------------------------
                                     MATERIALS -- 0.6%
                                     Diversified Metals & Mining -- 0.6%
          3,402                      Freeport-McMoRan Copper & Gold, Inc.
                                     Class B                                              $       112,606
         37,284                      Lyondell Basell Industries NV, Class A                     2,359,704
                                                                                          ---------------
                                                                                          $     2,472,310
                                                                                          ---------------
                                     Total Materials                                      $     2,472,310
----------------------------------------------------------------------------------------------------------
                                     PHARMACEUTICALS, BIOTECHNOLOGY &
                                     LIFE SCIENCES -- 0.2%
                                     Pharmaceuticals -- 0.2%
         17,818                      Teva Pharmaceutical Industries, Ltd. (A.D.R.)        $       707,018
                                                                                          ---------------
                                     Total Pharmaceuticals, Biotechnology &
                                     Life Sciences                                        $       707,018
----------------------------------------------------------------------------------------------------------
                                     SOFTWARE & SERVICES -- 0.0%+
                                     Systems Software -- 0.0%+
         10,942(g)(l)                Perseus Holding Corp.                                $        27,355
                                                                                          ---------------
                                     Total Software & Services                            $        27,355
----------------------------------------------------------------------------------------------------------
                                     TRANSPORTATION -- 0.7%
                                     Airlines -- 0.4%
         97,564(l)                   Delta Air Lines, Inc.                                $     1,610,782
----------------------------------------------------------------------------------------------------------
                                     Marine -- 0.3%
        877,784(g)(l)                Horizon Lines, Inc., Class A                         $     1,228,897
                                                                                          ---------------
                                     Total Transportation                                 $     2,839,679
----------------------------------------------------------------------------------------------------------
                                     TOTAL COMMON STOCKS
                                     (Cost $7,484,394)                                    $     7,403,011
----------------------------------------------------------------------------------------------------------
                                     CONVERTIBLE PREFERRED STOCK --
                                     0.6% of Net Assets
                                     DIVERSIFIED FINANCIALS -- 0.6%
                                     Other Diversified Financial Services -- 0.6%
          1,880(d)                   Bank of America Corp.                                $     2,290,141
                                                                                          ---------------
                                     Total Diversified Financials                         $     2,290,141
----------------------------------------------------------------------------------------------------------
                                     TOTAL CONVERTIBLE PREFERRED STOCK
                                     (Cost $1,383,242)                                    $     2,290,141
----------------------------------------------------------------------------------------------------------
                                     PREFERRED STOCKS -- 1.4% of
                                     Net Assets
                                     INSURANCE -- 0.2%
                                     Reinsurance -- 0.2%
          8,500(l)                   Lorenz Re, Ltd.                                      $       850,000
                                                                                          ---------------
                                     Total Insurance                                      $       850,000
----------------------------------------------------------------------------------------------------------
                                     DIVERSIFIED FINANCIALS -- 0.9%
                                     Other Diversified Financial Services -- 0.9%
        132,750(b)                   GMAC Capital Trust I, 8.125%                         $     3,610,800
                                                                                          ---------------
                                     Total Diversified Financials                         $     3,610,800
----------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

34 Pioneer High Income Trust | Annual Report | 3/31/13

----------------------------------------------------------------------------------------------------------
Shares                                                                                    Value
----------------------------------------------------------------------------------------------------------
                                 ENERGY -- 0.2%
                                 Oil & Gas Storage & Transportation -- 0.2%
         33,350(b)               NuStar Logistics LP, 7.625%                              $       897,532
                                                                                          ---------------
                                 Total Energy                                             $       897,532
----------------------------------------------------------------------------------------------------------
                                 SOFTWARE & SERVICES -- 0.1%
                                 Systems Software -- 0.1%
          5,745(g)(l)            Perseus Holding Corp., 14.0%                             $       473,962
                                                                                          ---------------
                                 Total Software & Services                                $       473,962
----------------------------------------------------------------------------------------------------------
                                 TOTAL PREFERRED STOCKS
                                 (Cost $4,156,174)                                        $     5,832,294
----------------------------------------------------------------------------------------------------------
                                 RIGHTS/WARRANTS -- 0.0%+ of
                                 Net Assets
                                 AUTOMOBILES & COMPONENTS -- 0.0%+
                                 Auto Parts & Equipment -- 0.0%+
            344(l)               Lear Corp., Expires 11/9/14                              $        38,145
                                                                                          ---------------
                                 Total Automobiles & Components                           $        38,145
----------------------------------------------------------------------------------------------------------
                                 ENERGY -- 0.0%
                                 Oil & Gas Equipment & Services -- 0.0%+
            650(g)(l)            Green Field Energy Services, Inc., Expires
                                 11/15/21 (144A)                                          $        35,750
----------------------------------------------------------------------------------------------------------
                                 Oil & Gas Exploration & Production -- 0.0%+
   NOK  131,055(l)               Norse Energy Corp., ASA, Expires 6/16/15                 $         3,367
                                                                                          ---------------
                                 Total Energy                                             $        39,117
----------------------------------------------------------------------------------------------------------
                                 TOTAL RIGHTS/WARRANTS
                                 (Cost $42,353)                                           $        77,262
----------------------------------------------------------------------------------------------------------

Principal
Amount
----------------------------------------------------------------------------------------------------------
                                 TEMPORARY CASH INVESTMENTS --
                                 4.1% -- of Net Assets
                                 REPURCHASE AGREEMENT: 4.1%
    $16,650,000                  Bank of Nova Scotia, Inc., 0.19%,
                                 dated 4/1/13, repurchase price of
                                 $16,650,000 plus accrued interest on
                                 4/1/13 collateralized by the following:
                                 $6,415,166 Federal National Mortgage
                                 Association, 3.5%, 8/1/42 and
                                 $10,567,924 Freddie Mac Giant,
                                 5.5%, 6/1/35.                                            $    16,650,000
----------------------------------------------------------------------------------------------------------
                                 TOTAL TEMPORARY CASH INVESTMENTS
                                 (Cost $16,650,000)                                       $    16,650,000
----------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                          Pioneer High Income Trust | Annual Report | 3/31/13 35

----------------------------------------------------------------------------------------------------------
Principal
Amount                                                                                    Value
----------------------------------------------------------------------------------------------------------
                                 TOTAL INVESTMENTS IN
                                 SECURITIES -- 135.2%
                                 (Cost -- $517,527,600) (m)                               $   546,746,013
----------------------------------------------------------------------------------------------------------
                                 OTHER ASSETS AND LIABILITIES -- 2.1%                     $     8,760,255
----------------------------------------------------------------------------------------------------------
                                 PREFERRED SHARES AT REDEMPTION
                                 VALUE, INCLUDING DIVIDENDS
                                 PAYABLE -- (37.3)%                                       $  (151,007,996)
----------------------------------------------------------------------------------------------------------
                                 NET ASSETS APPLICABLE TO
                                 COMMON SHAREOWNERS -- 100.0%                             $   404,498,272
==========================================================================================================

----------------------------------------------------------------------------------------------------------
Notional                                                                                  Unrealized
Principal                        CREDIT DEFAULT SWAP AGREEMENTS                           Appreciation
----------------------------------------------------------------------------------------------------------
$     5,000,000                  JPMorgan Chase & Co., MARKIT CDX.NA.HY.19,
                                 5.0%, 12/20/2017                                         $       264,736
      2,000,000                  JPMorgan Chase & Co., Goodyear Tire &
                                 Rubber Co., 5.0%, 12/20/2017                                      74,283
----------------------------------------------------------------------------------------------------------
                                 TOTAL CREDIT DEFAULT SWAP AGREEMENTS
                                 (Cost $(111,875))                                        $       339,019
==========================================================================================================

NR      Security not rated by S&P or Moody's.

WR      Rating withdrawn by either S&P or Moody's.

(144A) Security is exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold normally to qualified institutional buyers in a transaction exempt from registration. At March 31, 2013, the value of these securities amounted to $247,171,999, or 61.1% of total net assets applicable to common shareowners.

+       Amount rounds to less than 0.1%.

* Senior secured floating rate loan interests in which the Trust invests generally pay interest at rates that are periodically redetermined by reference to a base lending plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as LIBOR (London InterBank Offered Rate), (ii) the prime rate offered by one or more major United States banks, (iii) the certificate of deposit or (iv) other base lending rates used by commercial lenders. The interest rate shown is the rate accruing at March 31, 2013.

(a)     Floating rate note. The rate shown is the coupon rate at March 31, 2013.

(b) The interest rate is subject to change periodically. The interest is shown is the rate at March 31, 2013.

(c) Payment in Kind (PIK) security which may pay interest in the form of additional principal amount.

(d)     Security is perpetual in nature and has no stated maturity date.

(e) Debt obligation initially issued at one coupon rate which converts to a higher coupon rate at a specific date. The rate shown is the rate at March 31, 2013.

(f)     Security is in default and is non income producing.

(g) Indicates a security that has been deemed illiquid. As of March 31, 2013, the aggregate cost of illiquid securities in the Trust's Portfolio was $16,789,321. As of that date, the aggregate value of illiquid securities in the Trust's portfolio of $12,973,271 represented 3.2% of total net assets applicable to common shareowners.

(h)     The company is scheduled for approval of a reorganization plan.

The accompanying notes are an integral part of these financial statements.

36 Pioneer High Income Trust | Annual Report | 3/31/13

(i)     Security is priced as a unit.

(j) Security issued with a zero coupon. Income is recognized through accretion of discount.

(k) Security is valued using fair value methods (other than prices supplied by independent pricing services). See Notes to Financial Statements --
        Note 1A.

(l)     Non-income producing.

(m) At March 31, 2013, the net unrealized appreciation on investments based on cost for federal tax purposes of $519,860,467 was as follows:

          Aggregate gross unrealized appreciation for all investments
             in which there is an excess of value over tax cost           $ 54,716,665

          Aggregate gross unrealized depreciation for all investments
             in which there is an excess of tax cost over value           $ 27,831,119
                                                                          ------------
          Net unrealized appreciation                                     $ 26,885,546
                                                                          ============

For financial reporting purposes net unrealized appreciation on investments was $29,218,443 and cost of investments aggregated $517,527,600.

(n) At March 31, 2013, distributions of Investments by country of issue, as a percentage of total investments in securities, was as follows:

        United States                                                            73.9%
        Canada                                                                    6.2
        Cayman Islands                                                            3.9
        Luxembourg                                                                3.8
        Netherlands                                                               2.7
        United Kingdom                                                            2.0
        Ireland                                                                   1.6
        Other (individually less than 1%)                                         5.9
                                                                                -----
                                                                                100.0%
                                                                                =====

Purchases and sales of securities (excluding temporary cash investments) for the year ended March 31, 2013 aggregated $143,606,511 and $135,011,816, respectively.

Glossary of Terms:

(A.D.R.) American Depositary Receipt

Principal amounts are denominated in U.S. dollars unless otherwise noted.

EUR      -- Euro
GBP      -- Great British Pound
NOK      -- Norwegian Krone
CNH      -- New Chinese Yuan

Various inputs are used in determining the value of the Trust's investments. These inputs are summarized in the three broad levels below.

    Level 1 -- quoted prices in active markets for identical securities

    Level 2 -- other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds credit risks, etc.) See Notes to Financial Statements -- Note 1A.

    Level 3 -- significant unobservable inputs (including the Trust's own assumptions in determining fair value of investments) See Notes to Financial Statements -- Note 1A.

Generally, equity securities are categorized as Level 1, fixed income securities and senior loans are categorized as Level 2, and securities valued using fair value methods (other than prices supplied by independent pricing services) as Level 3. See Notes to Financial Statements -- Note 1A.

The accompanying notes are an integral part of these financial statements.

                          Pioneer High Income Trust | Annual Report | 3/31/13 37

The following is a summary of the inputs used as of March 31, 2013, in valuing the Trust's investments.

----------------------------------------------------------------------------------------------------------------------
                                                   Level 1          Level 2           Level 3            Total
----------------------------------------------------------------------------------------------------------------------
Asset Backed Securities                            $         --     $  5,375,699      $           --     $  5,375,699
Collateralized Mortgage
    Obligations                                              --        2,501,521                  --        2,501,521
Senior Secured Floating
    Rate Loan Interests                                      --       18,127,019                  --       18,127,019
Tax Exempt Obligations                                       --       17,724,496                  --       17,724,496
Corporate Bonds & Notes
    Other Diversified Financial Services                     --          400,000           1,772,245        2,172,245
    All Other                                                --      439,619,154                  --      439,619,154
Convertible Bonds & Notes                                    --       23,668,799                  --       23,668,799
Municipal Collateralized
    Debt Obligation                                          --        1,937,100                  --        1,937,100
Sovereign Debt Obligations                                   --        3,367,272                  --        3,367,272
Common Stocks
    Building Products                                        --               --             522,096          522,096
    Systems Software                                         --           27,355                  --           27,355
    All Other                                         6,853,560               --                  --        6,853,560
Convertible Preferred Stock:                          2,290,141               --                  --        2,290,141
Preferred Stocks
    Systems Software                                         --          473,962                  --          473,962
    All Other                                         4,508,332          850,000                  --        5,358,332
Rights/Warrants
    Oil & Gas Exploration & Production                       --           35,750                  --           35,750
    All Other                                            41,512               --                  --           41,512
Temporary Cash Investments
    Repurchase Agreement                                     --       16,650,000                  --       16,650,000
----------------------------------------------------------------------------------------------------------------------
Total                                              $ 13,693,545     $530,758,127      $    2,294,341     $546,746,013
======================================================================================================================
Other Financial Instruments
Forward Foreign
    Currency Contracts                             $         --     $     (2,884)     $           --     $     (2,884)
Credit Default Swap Agreements                               --          339,019                  --          339,019
----------------------------------------------------------------------------------------------------------------------
Total Other Financial
    Instruments                                    $         --     $    336,135      $           --     $    336,135
======================================================================================================================

The accompanying notes are an integral part of these financial statements.

38 Pioneer High Income Trust | Annual Report | 3/31/13

The following is a reconciliation of assets valued using significant unobservable inputs (Level 3):

-----------------------------------------------------------------------------------------------------------------------------------
                                                Change in
                        Balance    Realized     Unrealized                                Accrued    Transfers Transfers Balance
                        as of      gain         appreciation                              discounts/ in to     out of    as of
                        3/31/12    (loss)(1)    (depreciation)(2) Purchases  Sales        premiums   Level 3*  Level 3*  3/31/13
-----------------------------------------------------------------------------------------------------------------------------------
CORPORATE BONDS
  & NOTES
  Environmental &
     Facilities
     Services           $  133,492 $(1,220,357) $1,141,508        $       -- $   (54,643) $     --   $--       $--        $      --
  Other Diversified
     Financial Services         --          --     115,936         1,655,220          --     1,089    --        --        1,772,245
CONVERTIBLE BONDS
  & NOTES
  Marine                 1,052,235          --   1,496,603                --  (2,547,307)   (1,531)   --        --               --
COMMON STOCKS
  Building Products        438,060          --      84,036                --          --        --    --        --          522,096
  Diversified
     Metals &
     Mining                918,466    (959,452)    194,064                --    (153,078)       --    --        --               --
-----------------------------------------------------------------------------------------------------------------------------------
Ending Balance          $2,542,253 $(2,179,809) $3,032,147        $1,655,220 $(2,755,028) $   (442)  $--       $--       $2,294,341
===================================================================================================================================

*    Transfers are calculated on the beginning of period values.

(1)  Realized gain (loss) on these securities is included in the realized gain
     (loss) from investments in the Statement of Operations.

(2) Unrealized appreciation (depreciation) on these securities is included in the change in unrealized appreciation (depreciation) from investments in the Statement of Operations.

Net change in unrealized appreciation of Level 3 investments still held and considered Level 3 at 3/31/13: $199,972.

The accompanying notes are an integral part of these financial statements.

                          Pioneer High Income Trust | Annual Report | 3/31/13 39

Statement of Assets and Liabilities | 3/31/13

ASSETS:
  Investments in securities, at value (cost $517,527,600)            $546,746,013
  Cash                                                                  5,989,935
  Receivables --
     Investment securities sold                                         1,901,441
     Interest                                                          12,724,663
     Dividends receivable                                                  48,732
     Net unrealized appreciation on credit default swaps                  339,019
  Reinvestment of distributions                                           297,974
  Miscellaneous asset                                                     112,923
----------------------------------------------------------------------------------
        Total assets                                                 $568,160,700
----------------------------------------------------------------------------------
LIABILITIES:
  Payables --
     Investment securities purchased                                 $ 10,095,363
  Due to affiliates                                                       255,987
  Administration fee payable                                               33,195
  Net unrealized depreciation on forward foreign currency
     portfolio hedge contracts                                              2,884
  Credit default swaps, premiums received                                 111,875
  Due to broker                                                           290,000
  Due to custodian (Cost $1,685,575)                                    1,725,335
  Accrued expenses                                                        139,793
----------------------------------------------------------------------------------
        Total liabilities                                            $ 12,654,432
----------------------------------------------------------------------------------
PREFERRED SHARES AT REDEMPTION VALUE:
     $25,000 liquidation value per share applicable to 6,040
        shares, including dividends payable of $7,996                $151,007,996
----------------------------------------------------------------------------------
NET ASSETS APPLICABLE TO COMMON SHAREOWNERS:
  Paid-in capital                                                    $404,804,748
  Undistributed net investment income                                  15,645,598
  Accumulated net realized loss on investment, credit default
     swaps and foreign currency transactions                          (45,461,219)
  Net unrealized appreciation on investments                           29,218,413
  Net unrealized appreciation on credit default swaps                     339,019
  Net unrealized depreciation on forward foreign currency contracts and other assets and liabilities denominated in foreign
     currencies                                                           (48,287)
----------------------------------------------------------------------------------
        Net assets applicable to common shareowners                  $404,498,272
==================================================================================
NET ASSET VALUE PER COMMON SHARE:
  No par value (unlimited number of shares authorized)
     Based on $404,498,272 /28,429,194 common shares                 $      14.23
==================================================================================

The accompanying notes are an integral part of these financial statements.

40 Pioneer High Income Trust | Annual Report | 3/31/13

Statement of Operations

For the Year Ended 3/31/13

INVESTMENT INCOME:
  Interest                                                        $52,582,389
  Dividends (net of foreign taxes withheld $33,804)                   628,055
  Facility and other fees                                           1,039,855
--------------------------------------------------------------------------------------------
     Total Investment income                                                    $54,250,299
--------------------------------------------------------------------------------------------
EXPENSES:
  Management fees                                                 $ 3,212,895
  Administrative reimbursements                                       122,845
  Transfer agent fees and expenses                                     55,857
  Shareholder communication expenses                                   14,579
  Auction agent fees                                                  376,992
  Custodian fees                                                       24,236
  Registration fees                                                    18,667
  Professional fees                                                    94,119
  Printing expenses                                                    32,872
  Trustees' fees                                                       19,624
  Pricing fees                                                         24,745
  Miscellaneous                                                       138,498
--------------------------------------------------------------------------------------------
     Total expenses                                                             $ 4,135,929
--------------------------------------------------------------------------------------------
        Net investment income                                                   $50,114,370
--------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND
FOREIGN CURRENCY TRANSACTIONS:
  Net realized gain on:
     Investments                                                  $ 3,612,854
     Credit default swaps                                             113,056
     Forward foreign currency contracts and other
        assets and liabilities denominated in foreign currencies      163,561   $ 3,889,471
--------------------------------------------------------------------------------------------
  Change in net unrealized appreciation on:
     Investments                                                  $13,972,017
     Credit default swaps                                             339,019
     Forward foreign currency contracts and other
        assets and liabilities denominated in foreign currency         83,632   $14,394,668
--------------------------------------------------------------------------------------------
  Net gain on investments                                                       $18,284,139
--------------------------------------------------------------------------------------------
DISTRIBUTIONS TO PREFERRED SHAREOWNERS FROM NET
INVESTMENT INCOME:                                                              $  (238,251)
--------------------------------------------------------------------------------------------
  Net increase in net assets resulting from operations                          $68,160,258
============================================================================================

The accompanying notes are an integral part of these financial statements.

                          Pioneer High Income Trust | Annual Report | 3/31/13 41

Statement of Changes in Net Assets

-----------------------------------------------------------------------------------------
                                                                           Year Ended
                                                           Year Ended      3/31/12
                                                           3/31/13         (Consolidated)
-----------------------------------------------------------------------------------------
FROM OPERATIONS:
Net investment income                                      $  50,114,370   $  47,727,570
Net realized gain on investments, credit default swaps
  and foreign currency transactions                            3,889,471       9,841,877
Change in net unrealized appreciation (depreciation) on
  investments, credit default swaps and foreign currency
  transactions                                                14,394,668     (36,254,125)
Distributions to preferred shareowners from net
  investment income                                             (238,251)       (177,707)
-----------------------------------------------------------------------------------------
     Net increase in net assets resulting from operations  $  68,160,258   $  21,137,615
-----------------------------------------------------------------------------------------
DISTRIBUTIONS TO COMMON SHAREOWNERS:
Net investment income ($1.65 and $1.65 per
  share, respectively)                                     $ (46,710,842)  $ (46,381,043)
-----------------------------------------------------------------------------------------
        Total distributions to common shareowners          $ (46,710,842)  $ (46,381,043)
-----------------------------------------------------------------------------------------
FROM TRUST SHARE TRANSACTIONS:
Reinvestment of distributions                              $   3,531,089   $   3,412,875
-----------------------------------------------------------------------------------------
  Net increase in net assets applicable to common
     shareowners from Trust share transactions             $   3,531,089   $   3,412,875
-----------------------------------------------------------------------------------------
  Net increase (decrease) in net assets applicable to
     common shareowners                                    $  24,980,505   $ (21,830,553)
NET ASSETS APPLICABLE TO COMMON SHAREOWNERS:
Beginning of year                                            379,517,767     401,348,320
-----------------------------------------------------------------------------------------
End of year                                                $ 404,498,272   $ 379,517,767
-----------------------------------------------------------------------------------------
Undistributed net investment income                        $  15,645,598   $  12,934,809
-----------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

42 Pioneer High Income Trust | Annual Report | 3/31/13

Financial Highlights

------------------------------------------------------------------------------------------------------------------------------------
                                                                                 Year           Year
                                                                       Year      Ended          Ended          Year       Year
                                                                       Ended     3/31/12        3/31/11        Ended      Ended
                                                                       3/31/13   (Consolidated) (Consolidated) 3/31/10    3/31/09
------------------------------------------------------------------------------------------------------------------------------------
Per Share Operating Performance
Net asset value, beginning of year                                     $  13.45  $  14.33       $  13.23       $   7.07   $  13.41
------------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:(a)
   Net investment income                                               $   1.74  $   1.70       $   1.68       $   1.65   $   1.82
   Net realized and unrealized gain (loss) on investments and foreign
      currency transactions                                                0.70     (0.92)          1.09           6.17      (6.38)
------------------------------------------------------------------------------------------------------------------------------------
Distributions to preferred shareowners from:
   Net investment income                                                  (0.01)    (0.01)         (0.02)         (0.01)     (0.13)
------------------------------------------------------------------------------------------------------------------------------------
   Net increase (decrease) from investment operations                  $   2.43  $   0.77       $   2.75       $   7.81   $  (4.69)
Distributions to common shareowners from:
   Net investment income                                                  (1.65)    (1.65)         (1.65)         (1.65)     (1.65)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                             $   0.78  $  (0.88)      $   1.10       $   6.16   $  (6.34)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of year(b)                                        $  14.23  $  13.45       $  14.33       $  13.23   $   7.07
====================================================================================================================================
Market value, end of year(b)                                           $  16.97  $  16.66       $  16.55       $  15.38   $   8.03
====================================================================================================================================
Total return at market value(c)                                           12.65%    11.53%         20.12%        119.69%    (27.74)%
Ratios to average net assets of common shareowners:
   Net expenses (d)                                                        1.08%     1.05%          1.11%          1.23%      1.25%
   Net investment income before preferred share distributions             13.03%    12.66%         12.43%         14.92%     17.03%
   Preferred share distributions                                           0.06%     0.05%          0.12%          0.13%      1.22%
   Net investment income available to common shareowners                  12.97%    12.61%         12.31%         14.79%     15.81%
Portfolio turnover                                                           27%       24%            10%            15%        19%
Net assets of common shareowners, end of period (in thousands)         $404,498  $379,518       $401,348       $367,087   $194,057

The accompanying notes are an integral part of these financial statements.

                          Pioneer High Income Trust | Annual Report | 3/31/13 43

----------------------------------------------------------------------------------------------------------------------------------
                                                                                 Year           Year
                                                                       Year      Ended          Ended          Year      Year
                                                                       Ended     3/31/12        3/31/11        Ended     Ended
                                                                       3/31/13   (Consolidated) (Consolidated) 3/31/10   3/31/09
----------------------------------------------------------------------------------------------------------------------------------
Preferred shares outstanding (in thousands)                            $151,000  $151,000       $151,000       $151,000  $151,000
Asset coverage per preferred share, end of period(e)                   $ 91,971  $ 87,835       $ 91,450       $ 85,777  $ 57,131
Average market value per preferred share                               $ 25,000  $ 25,000       $ 25,000       $ 25,000  $ 25,000
Liquidation value, including dividends payable, per preferred share    $ 25,001  $ 25,001       $ 25,001       $ 25,001  $ 25,002
Ratios to average net assets of common shareowners before waivers and reimbursement of expenses
   Total expenses                                                          1.08%     1.05%          1.11%          1.23%     1.25%
   Net investment income before preferred share distributions             13.03%    12.66%         12.43%         14.92%    17.03%
   Preferred share distributions                                           0.06%     0.05%          0.12%          0.13%     1.22%
   Net investment income available to common shareowners                  12.97%    12.61%         12.31%         14.79%    15.81%
===================================================================================================================================

(a) The per common share data presented above is based upon the average common shares outstanding for the periods presented.

(b) Net asset value and market value are published in Barron's on Saturday, The Wall Street Journal on Monday and The New York Times on Monday and Saturday.

(c) Total investment return is calculated assuming a purchase of common shares at the current market value on the first day and a sale at the current market value on the last day of the periods reported. Dividends and distributions, if any, are assumed for purposes of this calculation to be reinvested at prices obtained under the Trust's dividend reinvestment plan. Total investment return does not reflect brokerage commissions. Past performance is not a guarantee of future results.

(d) Expense ratios do not reflect the effect of distribution payments to preferred shareowners.

(e)  Market value is redemption value without an active market.

The information above represents the audited operating performance data for a share of common stock outstanding, total investment return, ratios to average net assets and other supplemental data for the periods indicated. This information has been determined based upon financial information provided in the financial statements and market value data for the Trust's common shares.

The accompanying notes are an integral part of these financial statements.

44 Pioneer High Income Trust | Annual Report | 3/31/13

Notes to Financial Statements | 3/31/13

1. Organization and Significant Accounting Policies

Pioneer High Income Trust (the Trust) was organized as a Delaware statutory trust on January 30, 2002. Prior to commencing operations on April 26, 2002, the Trust had no operations other than matters relating to its organization and registration as a diversified, closed-end management investment company under the Investment Company Act of 1940, as amended. The investment objective of the Trust is to seek a high level of current income and the Trust may, as a secondary objective, also seek capital appreciation to the extent that it is consistent with its investment objective.

The Trust's financial statements have been prepared in conformity with U.S. generally accepted accounting principles that require the management of the Trust to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses and gain or loss on investments during the reporting year. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements, which are consistent with those policies generally accepted in the investment company industry:

A.   Security Valuation

     Security transactions are recorded as of trade date. Investments in Senior floating rate loan interests (senior loans) are valued in accordance with guidelines established by the Board of Trustees at the mean between the last available bid and asked prices from one or more brokers or dealers as obtained from Loan Pricing Corporation. Loan interests for which no reliable price quotes are available will be valued using inputs/data furnished by Loan Pricing Corporation through the use of pricing matrices to determine valuations. Fixed-income securities with remaining maturity of more than sixty days are valued at prices supplied by independent pricing services, which consider such factors as market prices, market events, quotations from one or more brokers, Treasury spreads, yields, maturities and ratings. Valuations may be supplemented by dealers and other sources, as required. Equity securities that have traded on an exchange are valued at the last sale price on the principal exchange where they are traded. Equity securities that have not traded on the date of valuation or securities for which sale prices are not available, generally are valued using the mean between the last bid and asked prices. Short-term fixed income securities with remaining maturities of sixty days or less generally are valued at amortized cost. Shares of money market mutual funds are valued at their net asset value.

                          Pioneer High Income Trust | Annual Report | 3/31/13 45

     Trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Trust's shares are determined as of such times.

     Securities or loan interests for which market prices and/or quotations are not readily available or are considered to be unreliable are valued by or at the direction or with the approval of the Valuation Committee using fair value methods pursuant to procedures adopted by the Board of Trustees. The Valuation Committee is comprised of certain members of the Board of Trustees. The Trust may use fair value methods if it is determined that a significant event has occurred after the close of the exchange or market on which the security trades and prior to the determination of the Trust's net asset value. Examples of a significant event might include political or economic news, corporate restructurings, natural disasters, terrorist activity or trading halts. Thus, the valuation of the Trust's securities may differ significantly from exchange prices and such differences could be material. Pioneer Investment Management, Inc. (PIM) is responsible for monitoring developments that may impact fair valued securities and for discussing and assessing fair values on an ongoing basis, and at least quarterly, with the Valuation Committee.

     At March 31, 2013, two securities were valued using fair value methods (in addition to securities valued using prices supplied by independent pricing services) representing 0.6% of net assets applicable to common shareowners. Inputs used when applying fair value methods to value a security may include credit ratings, the financial condition of the company, current market conditions and comparable securities.

     Discounts and premiums on debt securities are accreted or amortized, respectively, daily, into interest income on an effective yield to maturity basis with a corresponding increase or decrease in the cost basis of the security. Premiums and discounts related to certain mortgage-backed securities are amortized or accreted in proportion to the monthly paydowns. Interest income, including interest on income bearing cash accounts, is recorded on an accrual basis, net of unrecoverable foreign taxes withheld at the applicable country rates.

     Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Trust becomes aware of the ex-dividend data in the exercise of reasonable diligence.

     Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.

46 Pioneer High Income Trust | Annual Report | 3/31/13

B.   Foreign Currency Translation

     The books and records of the Trust are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars using current exchange rates.

     Net realized gains and losses on foreign currency transactions, if any, represent, among other things, the net realized gains and losses on foreign currency contracts, disposition of foreign currencies and the difference between the amount of income accrued and the U.S. dollars actually received. Further, the effects of changes in foreign currency exchange rates on investments are not segregated in the Statement of Operations from the effects of changes in market prices of those securities but are included with the net realized and unrealized appreciation or depreciation on investments.

C.   Forward Foreign Currency Contracts

     The Trust may enter into forward foreign currency contracts (contracts) for the purchase or sale of a specific foreign currency at a fixed price on a future date. All contracts are marked to market daily at the applicable exchange rates, and any resulting unrealized appreciation or depreciation are recorded in the Trust's financial statements. The Trust records realized gains and losses at the time a portfolio hedge is offset by entry into a closing transaction or extinguished by delivery of the currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of the contracts and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar (see Note 5).

D.   Federal Income Taxes

     It is the Trust's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareowners. Therefore, no provision for federal income taxes is required. As of March 31, 2013, the Trust did not have any interest and penalties related to uncertain tax positions, which, if applicable, would be recorded as an income tax expense in the Statement of Operations. Tax years for the prior three fiscal years remain subject to examination by federal and state tax authorities.

     The amount and character of income and capital gain distributions to shareowners are determined in accordance with federal income tax rules, which may differ from U.S. generally accepted accounting principles. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes. Capital accounts within the financial statements are adjusted for permanent book/tax differences to reflect tax character, but are not adjusted for temporary differences.

                          Pioneer High Income Trust | Annual Report | 3/31/13 47

     At March 31, 2013, the Trust reclassified $454,488 to decrease undistributed net investment income, $459,906 to decrease net realized loss on investments and $5,418 to decrease paid-in capital to reflect permanent book/tax differences. The reclassification has no impact on the net assets of the Trust and presents the Trust's capital accounts on a tax basis.

     At March 31, 2013, the Trust had a net capital loss carryforward of $44,553,197 of which the following amounts will expire between 2018 and 2019 if not utilized: $42,435,787 in 2018 and $2,117,410 in 2019.

     The Trust elected to defer $1,012,389 of capital losses recognized between November 1, 2012 and March 31, 2013 to its fiscal year ending March 31, 2014.

     The tax character of distributions paid to common and preferred shareowners during the years ended March 31, 2013 and March 31, 2012 was as follows:

     -------------------------------------------------------------------------
                                                      2013                2012
     -------------------------------------------------------------------------
     Distribution paid from:
     Ordinary income                           $46,949,093         $46,558,750
     -------------------------------------------------------------------------
          Total                                $46,949,093         $46,558,750
     =========================================================================

     The following shows the components of distributable earnings (losses) on a federal income tax basis at March 31, 2013.

     -------------------------------------------------------------------------
                                                                          2013
     -------------------------------------------------------------------------
     Distributable earnings:
     Undistributed ordinary income                               $ 19,426,936
     Capital loss carryforward                                    (44,553,197)
     Post-October loss deferred                                    (1,012,389)
     Dividends payable                                                 (7,996)
     Unrealized appreciation                                       25,840,170
     -------------------------------------------------------------------------
          Total                                                  $   (306,476)
     =========================================================================

     The difference between book-basis and tax-basis unrealized appreciation is primarily attributable to the tax deferral of losses on wash sales, the realization for tax purposes of unrealized appreciation on certain foreign currency contracts, the difference between book and tax amortization methods for premiums and discounts on fixed income securities, the accrual of income on securities in default, and other book/tax temporary differences.

E.   Risks

     Information regarding the Trust's principal risks is contained in the Trust's original offering prospectus, with additional information included in the Trust's shareowner reports issued from time to time. Please refer to those documents when considering the Trust's principal risks. At times, the Trust's investments may represent industries or industry sectors that are interrelated or have common risks, making the Trust more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.

48 Pioneer High Income Trust | Annual Report | 3/31/13

     Under normal market conditions, the Trust invests at least 80% of its assets in below investment grade (high-yield) debt securities, loans and preferred stocks. Because the Trust's investments are concentrated in high-yield securities, the Trust is subject to risks of such securities. Below investment grade securities are commonly referred to as "junk bonds" and are considered speculative with respect to the issuer's capacity to pay interest and repay principal. The Trust's investments in certain foreign markets or countries with limited developing markets may subject the Trust to a greater degree of risk than in a developed market. These risks include disruptive political or economic conditions and the possible imposition of adverse governmental laws or currency exchange restrictions.

F.   Repurchase Agreements

     With respect to repurchase agreements entered into by the Trust, the value of the underlying securities (collateral), including accrued interest, is required to be equal to or in excess of the repurchase price. The collateral for all repurchase agreements is held in safekeeping in the customer-only account of the Trust's custodian or a subcustodian of the Trust. The Trust's investment adviser, Pioneer Investment Management, Inc.
     (PIM), is responsible for determining that the value of the collateral remains at least equal to the repurchase price.

G.   Automatic Dividend Reinvestment Plan

     All common shareowners whose shares are registered in their own names automatically participate in the Automatic Dividend Reinvestment Plan (the
     Plan), under which participants receive all dividends and capital gain distributions (collectively, dividends) in full and fractional common shares of the Trust in lieu of cash. Shareowners may elect not to participate in the Plan. Shareowners not participating in the Plan receive all dividends and capital gain distributions in cash. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by notifying American Stock Transfer & Trust Company, the agent for shareowners in administering the Plan (the Plan Agent), in writing prior to any dividend record date; otherwise such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution.

     If a shareowner's shares are held in the name of a brokerage firm, bank or other nominee, the shareowner can ask the firm or nominee to participate in the Plan on the shareowner's behalf. If the firm or nominee does not offer the Plan, dividends will be paid in cash to the shareowner of record. A firm or nominee may reinvest a shareowner's cash dividends in common shares of the Trust on terms that differ from the terms of the Plan.

                          Pioneer High Income Trust | Annual Report | 3/31/13 49

     Whenever the Trust declares a dividend on common shares payable in cash, participants in the Plan will receive the equivalent in common shares acquired by the Plan Agent either (i) through receipt of additional unissued but authorized common shares from the Trust or (ii) by purchase of outstanding common shares on the New York Stock Exchange or elsewhere. If, on the payment date for any dividend, the net asset value per common share is equal to or less than the market price per share plus estimated brokerage trading fees (market premium), the Plan Agent will invest the dividend amount in newly issued common shares. The number of newly issued common shares to be credited to each account will be determined by dividing the dollar amount of the dividend by the net asset value per common share on the date the shares are issued, provided that the maximum discount from the then current market price per share on the date of issuance does not exceed 5%. If, on the payment date for any dividend, the net asset value per common share is greater than the market value (market discount), the Plan Agent will invest the dividend amount in common shares acquired in open-market purchases. There are no brokerage charges with respect to newly issued common shares. However, each participant will pay a pro rata share of brokerage trading fees incurred with respect to the Plan Agent's open-market purchases. Participating in the Plan does not relieve shareowners from any federal, state or local taxes which may be due on dividends paid in any taxable year. Shareowners holding Plan shares in a brokerage account may not be able to transfer the shares to another broker and continue to participate in the Plan.

H.   Credit Default Swap Agreements

     A credit default swap is a contract between a buyer of protection and a seller of protection against a pre-defined credit event. The Trust may buy or sell credit default swap contracts to increase the Trust's income, to add leverage to the portfolio or to hedge the risk of default on portfolio securities. As a seller of protection, the Trust would be required to pay notional (or other agreed-upon) value of the referenced debt obligation to the counterparty in the event of a default by a U.S. or foreign corporate issuer of a debt obligation, which would likely result in a loss to the Trust. In return, the Trust would receive from the counterparty a periodic stream of payments during the term of the contract provided that no event of default occurred. The maximum exposure of loss to the seller would be the notional value of the credit default swaps outstanding. If no default occurs, the Trust would keep the stream of payments and would have no payment obligation. The Trust may also buy credit default swap contracts in order to hedge against risk of default of debt securities, in which case the Trust would function as the counterparty reference above.

50 Pioneer High Income Trust | Annual Report | 3/31/13

     When the Trust enters into a credit default swap contract, one party, the protection buyer, makes an upfront or periodic payment to the protection seller in exchange for the right to receive a contingent payment. An upfront payment received by the Trust, as the protection seller, is recorded as a liability in the Trust's records. An upfront payment made by the Trust, as the protection buyer, is recorded as an asset in the Trust's records. Periodic payments received or paid by the Trust are recorded as realized gains or losses.

     The credit default swap contracts are market-to-market daily using valuations supplied by independent sources and the change in value, if any, is recorded as unrealized appreciation or depreciation. Payments received or made as a result of a credit event or upon termination of the contract are recognized, net of the appropriate amount of the upfront payment, as realized gains or losses.

     Credit default swap contracts involving the sale of protection may involve greater risks than if the Trust had invested in the referenced debt instrument directly. Credit default swap contracts are subject to general market risk, liquidity risk, counterparty risk and credit risk. If the Trust is a protection buyer and no credit event occurs, it will lose its investment. If the Trust is a protection seller and a credit event occurs, the value of the referenced debt instrument is received by the Trust.

     During the year ended March 31, 2013, the Trust opened two credit default swaps, with a combined notional amount of $7,000,000, which were still open at year end. Credit default swap contracts outstanding at year end are listed at the end of the Trust's schedule of investments.

2. Management Agreement

PIM, a wholly owned indirect subsidiary of UniCredit S.p.A. (UniCredit), manages the Trust's portfolio. Management fees payable under the Trust's Advisory Agreement with PIM are calculated daily at the annual rate of 0.60% of the Trust's average daily managed assets. "Managed assets" means (a) the total assets of the Trust, including any form of investment leverage, minus (b) all accrued liabilities incurred in the normal course of operations, which shall not include any liabilities or obligations attributable to investment leverage obtained through (i) indebtedness of any type (including, without limitation, borrowing through a credit facility of the issuance of debt securities), (ii) the issuance of preferred stock or other similar preference securities, and/or
(iii) any other means. For the year ended March 31, 2013, the net management fee was 0.60% of the Trust's average daily managed assets, which was equivalent to 0.84% of the Trust's average daily net assets attributable to the common shareowners.

                          Pioneer High Income Trust | Annual Report | 3/31/13 51

In addition, under PIM's management and administration agreements, certain other services and costs are paid by PIM and reimbursed by the Trust. At March 31, 2013, $289,182 was payable to PIM related to management costs, administrative costs and certain other reimbursements and is included in "Due to affiliates" and "Administration fee" on the Statement of Assets and Liabilities.

Effective April 2, 2012, PIM has retained Brown Brothers Harriman & Co. (BBH) to provide certain administrative and accounting services to the Trust on its behalf. For such services, the Trust pays BBH a monthly fee at an annual rate of 0.025% of the Trust's average daily managed assets subject to a minimum monthly fee of $6,250. Previously, PIM had retained State Street Bank and Trust Company (State Street) to provide such services. PIM paid State Street a monthly fee at an annual rate of 0.07% of the Trust's average daily managed assets up to $500 million and 0.03% for average daily managed assets in excess of $500 million, subject to a minimum monthly fee of $10,000.

3. Transfer Agents

Pioneer Investment Management Shareholder Services, Inc. (PIMSS), a wholly owned indirect subsidiary of UniCredit, through a sub-transfer agency agreement with American Stock Transfer & Trust Company, provides substantially all transfer agent and shareowner services related to the Trust's common shares at negotiated rates. Deutsche Bank Trust Company Americas (Deutsche Bank) is the transfer agent, registrar, dividend paying agent and auction agent with respect to the Trust's Auction Market Preferred Shares (AMPS). The Trust pays Deutsche Bank an annual fee, as is agreed to from time to time by the Trust and Deutsche Bank, for providing such services.

In addition, the Trust reimburses PIMSS for out-of-pocket expenses incurred by PIMSS related to shareowner communications activities such as proxy and statement mailings and outgoing phone calls.

4. Expense Offset Arrangement

The Trust has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Trust's custodian expenses. For the year ended March 31, 2013, the Trust expenses were not reduced under such arrangement.

5. Forward Foreign Currency Contracts

During the year ended March 31, 2013, the Trust entered into various forward foreign currency contracts that obligate the Trust to deliver or take delivery of currencies at specified future maturity dates. Alternatively, prior to the

52 Pioneer High Income Trust | Annual Report | 3/31/13 settlement date of a forward foreign currency contract, the Trust may close out such contract by entering into an offsetting contract. The average value of contracts open during the year ended March 31, 2013 was $7,614,160. At
March 31, 2013, the Trust had no outstanding settlement contracts.

Open portfolio hedges at March 31, 2013, were as follows:

------------------------------------------------------------------------------------------
                        Net
                        Contracts   In                                       Net
                        to Receive/ Exchange      Settlement                 Unrealized
 Currency               (Deliver)   for US$       Date        US$ Value      (Depreciation)
------------------------------------------------------------------------------------------
GBP (Pound Sterling)    (886,000)   $(1,341,581)  3/28/14     $ (1,344,465)  $  (2,884)
==========================================================================================


6. Unfunded Loan Commitments

As of March 31, 2013, the Trust had an no unfunded loan commitments.

The Trust had the following bridge loan commitment outstanding at March 31, 2013.

------------------------------------------------------------------------------------------
                                                                             Unrealized
                                                                             Appreciation
 Borrower                           Par           Cost        Value          (Depreciation)
------------------------------------------------------------------------------------------
Constellation Brands, Inc.          $2,050,000    $2,050,000  $2,050,000     $ --
==========================================================================================

7. Basis for Consolidation of the Financial Statements

The consolidated financial statements of the Portfolio as of March 31, 2012 included the accounts of Blaze Holding HINCT, Inc. ("the Subsidiary"). All intercompany accounts and transactions have been eliminated in consolidation. The Subsidiary, a Delaware corporation, was incorporated on February 10, 2011 and was wholly-owned and controlled by the Portfolio. The Subsidiary acted as an investment vehicle for the Portfolio's interest in Blaze Recycling and Metals LLC, Class A Units ("Blaze").

On November 20, 2012, the Subsidiary sold its interest in Blaze, and liquidated on March 31, 2013. The disposition of this investment resulted in a recognized loss of $959,452, which is reflected as part of the Net Realized Gain (Loss) on Investments in the Statement of Operations. The investment in the Subsidiary had no other impact on the Fund's operations. As a result, the financial statements as of March 31, 2013 are not consolidated.

8. Trust Shares

There are an unlimited number of common shares of beneficial interest authorized.

                          Pioneer High Income Trust | Annual Report | 3/31/13 53

Transactions in common shares of beneficial interest for the years ended March 31, 2013 and March 31, 2012 were as follows:

--------------------------------------------------------------------------------
                                                          3/31/13        3/31/12
--------------------------------------------------------------------------------
Shares outstanding at beginning of year             28,213,163        27,999,225
Reinvestment of distributions                          216,031           213,938
--------------------------------------------------------------------------------
Shares outstanding at end of year                   28,429,194        28,213,163
================================================================================

The Trust may classify or reclassify any unissued shares of beneficial interest into one or more series of preferred shares of beneficial interest. As of March 31, 2013, there were 6,040 AMPS as follows: Series M7-2,020, Series W28-2,020 and Series TH7-2,000.

Dividends on Series M7 and Series TH7 are cumulative at a rate which is to be reset every seven days based on the results of an auction. Dividends on Series W28 are also cumulative at a rate to be reset every 28 days based on the results of an auction. An auction fails if there are more AMPS offered for sale than there are buyers. When an auction fails, the dividend rate for the period will be the maximum rate on the auction dates described in the prospectus for the AMPS. Preferred shareowners are not able to sell their AMPS at an auction if the auction fails. Since February 2008, the Trust's auctions related to the AMPS have failed. The maximum rate for each 7-day series is 150% of the 7 day commercial paper rate. The maximum rate for the 28-day series is 150% of the 30 day commercial paper rate. Dividend rates on AMPS ranged from 0.09% to 0.24% during the year ended March 31, 2013.

The Trust may not declare dividends or make other distributions on its common shares or purchase any such shares if, at the time of the declaration, distribution or purchase, the Trust does not comply with the asset coverage ratios described in the prospectus for the AMPS.

The AMPS are redeemable at the option of the Trust, in whole or in part, on any dividend payment date at $25,000 per share plus any accumulated or unpaid dividends, whether or not declared. The AMPS are also subject to mandatory redemption at $25,000 per share plus any accumulated or unpaid dividends, whether or not declared, if certain requirements relating to the composition of the assets and liabilities of the Trust as set forth in the Statement of Preferences are not satisfied.

The holders of AMPS have voting rights equal to the holders of the Trust's common shares (one vote per share) and will vote together with holders of the common shares as a single class. Holders of AMPS are also entitled to elect

54 Pioneer High Income Trust | Annual Report | 3/31/13 two of the Trust's Trustees. In addition, the Investment Company Act of 1940, as amended, requires that along with approval by shareowners that might otherwise be required, the approval of the holders of a majority of any outstanding preferred shares, voting separately as a class, would be required to (a) adopt any plan of reorganization that would adversely affect the preferred shares and
(b) take any action requiring a vote of security holders, including, among other things, changes in the Trust's subclassification as a closed-end management investment company or changes in its fundamental investment restrictions.

9. Additional Disclosures about Derivative Instruments and Hedging Activities:

Values of derivative instruments as of March 31, 2013 were as follows:

-----------------------------------------------------------------------------------------------
 Derivatives Not
 Accounted for as             Asset Derivatives  2013        Liabilities Derivatives 2013
 Hedging Instruments          -----------------------------------------------------------------
 Under Accounting             Statement of Assets            Statement of Assets
 Standards Codification       and Liabilities                and Liabilities
 (ASC) 815                    Location           Value       Location                Value
-----------------------------------------------------------------------------------------------
 Forward foreign currency     Net unrealized     $     --    Net unrealized          $(2,884)
  portfolio hedge contracts   appreciation on                depreciation on
                              forward foreign                forward foreign
                              currency portfolio             currency portfolio
                              hedge contracts                hedge contracts
 Credit default swaps         Net unrealized     $339,019    Net unrealized          $    --
                              appreciation on                depreciation on
                              credit default                 credit default
                              swaps                          swaps
-----------------------------------------------------------------------------------------------
    Total                                        $339,019                            $(2,884)
===============================================================================================

                          Pioneer High Income Trust | Annual Report | 3/31/13 55

The effect of derivative instruments on the Statement of Operations for the year ended March 31, 2013 was as follows:

--------------------------------------------------------------------------------------------------
                                                                                 Change in
 Derivatives Not                                                   Realized      Unrealized
 Accounted for as                                                  Gain or       Appreciation
 Hedging Instruments                                               (Loss) on     or (Depreciation)
 Under Accounting             Location of Gain or (Loss)           Derivatives   on Derivatives
 Standards Codification       on Derivatives Recognized            Recognized    Recognized
 (ASC) 185                    in Income                            in Income     in Income
--------------------------------------------------------------------------------------------------
 Forward foreign currency     Net realized gain (loss) on forward  $615,565
  portfolio hedge             foreign currency contracts and
  contracts                   other assets and liabilities
                              denominated in foreign currencies
 Forward foreign currency     Change in net unrealized                           $(126,943)
  portfolio hedge             appreciation (depreciation) on
  contracts                   forward foreign currency contracts
                              and other assets and liabilites
                              denominated in foreign currencies
 Credit Default Swaps         Net realized gain (loss) on credit   $113,056
                              default swaps
 Credit Default Swaps         Change in unrealized appreciation
                              (depreciation) on credit default
                              swaps                                $ 339,019

10. Subsequent Events

The Board of Trustees of the Trust declared on April 3, 2013 a dividend from undistributed net investment income of $0.1375 per common share payable April 30, 2013, to common shareowners of record on April 16, 2013.

Subsequent to March 31, 2013, dividends declared and paid on preferred shares totaled $16,953 in aggregate for the three outstanding preferred share series through May 14, 2013.

56 Pioneer High Income Trust | Annual Report | 3/31/13

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and the Shareowners of
Pioneer High Income Trust:
--------------------------------------------------------------------------------

We have audited the accompanying statement of assets and liabilities of Pioneer High Income Trust (the "Trust"), including the schedule of investments, as of March 31, 2013, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of March 31, 2013, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Pioneer High Income Trust at March 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

                                                               Ernst & Young LLP
Boston, Massachusetts
May 28, 2013

                          Pioneer High Income Trust | Annual Report | 3/31/13 57

ADDITIONAL INFORMATION (unaudited)

During the period, there have been no material changes in the Trust's invest-ment objective or fundamental policies that have not been approved by the shareowners. There have been no changes in the Trust's charter or By-Laws that would delay or prevent a change in control of the Trust which has not been approved by the shareowners. During the period, there have been no changes in the principal risk factors associated with investment in the Trust. There were no changes in the persons who are primarily responsible for the day-to-day management of the Trust's portfolio.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Trust may purchase, from time to time, its common shares in the open market.

IMPORTANT TAX INFORMATION (unaudited)

The following information is provided with respect to the ordinary income distributions paid by Pioneer High Income Trust during the fiscal year ended March 31, 2013:

Interest-Related Dividends for Non-U.S. Residents                        81.66%*

-------------------------
* Represents the portion of the taxable ordinary income dividends eligible for tax exemption from U.S. withholding tax for nonresident aliens and foreign corporations.

58 Pioneer High Income Trust | Annual Report | 3/31/13

Approval of Investment Advisory Agreement

Pioneer Investment Management, Inc. (PIM) serves as the investment adviser to Pioneer High Income Trust (the Trust) pursuant to an investment advisory agreement between PIM and the Trust. In order for PIM to remain the investment adviser of the Trust, the Trustees of the Trust must determine annually whether to renew the investment advisory agreement for the Trust.

The contract review process began in March 2012 as the Trustees of the Trust agreed on, among other things, an overall approach and timeline for the process. In July 2012, the Trustees approved the format of the contract review materials and submitted their formal request to PIM to furnish information necessary to evaluate the terms of the investment advisory agreement. The contract review materials were provided to the Trustees in July 2012 and September 2012. After reviewing and discussing the materials, the Trustees submitted a request for additional information to PIM, and materials were provided in response to this request. Meetings of the Independent Trustees of the Trust were held in July, September, October, and November, 2012 to review and discuss the contract review materials. In addition, the Trustees took into account the information related to the Trust provided to the Trustees at each regularly scheduled meeting.

At a meeting held on November 13, 2012, based on their evaluation of the information provided by PIM and third parties, the Trustees of the Trust, including the Independent Trustees voting separately, unanimously approved the renewal of the investment advisory agreement for another year. In considering the renewal of the investment advisory agreement, the Trustees considered various factors that they determined were relevant, including the factors described below. The Trustees did not identify any single factor as the controlling factor in determining to approve the renewal of the agreement.

Nature, Extent and Quality of Services

The Trustees considered the nature, extent and quality of the services that had been provided by PIM to the Trust, taking into account the investment objective and strategy of the Trust. The Trustees reviewed the terms of the investment advisory agreement. The Trustees also reviewed PIM's investment approach for the Trust, its research process and its process for trade execution. The Trustees considered the resources of PIM and the personnel of PIM who provide investment management services to the Trust. The Trustees considered the non-investment resources and personnel of PIM involved in PIM's services to the Trust, including PIM's compliance and legal resources and personnel. The Trustees also considered the substantial attention and high priority given

                          Pioneer High Income Trust | Annual Report | 3/31/13 59
by PIM's senior management to the Pioneer fund complex. In addition, the Trustees considered PIM's plans to increase resources in its investment management function and other enhancements to PIM's advisory capabilities.

The Trustees considered that PIM supervises and monitors the performance of the Trust's service providers and provides the Trust with personnel (including Trust officers) and other resources that are necessary for the Trust's business management and operations. The Trustees also considered that, as administrator, PIM is responsible for the administration of the Trust's business and other affairs. The Trustees considered the fees paid to PIM for the provision of administration services.

Based on these considerations, the Trustees concluded that the nature, extent and quality of services that had been provided by PIM to the Trust were satisfactory and consistent with the terms of the investment advisory agreement.

Performance of the Trust

The Trustees considered the performance results of the Trust over various time periods. They reviewed information comparing the Trust's performance with the performance of its peer group of funds as classified by Morningstar, Inc. (Morningstar), an independent provider of investment company data, and with the performance of the Trust's benchmark index. The Trustees considered that the Trust's annualized total return was in the fourth quintile of its Morningstar category for the one year period ended June 30, 2012, and in the first quintile of its Morningstar category for the three and five year periods ended June 30, 2012. (In all quintile rankings referred to throughout this disclosure, first quintile is most favorable to the Trust's shareowners. Thus, highest relative performance would be first quintile and lowest relative expenses would also be first quintile.) The Trustees considered that the Trust's twelve month average gross portfolio yield (using month end 30 day effective yields) exceeded the twelve month average yield of the Trust's benchmark index. The Trustees also reviewed data provided by PIM showing how leverage had benefited the Trust's common shareholders. The Trustees discussed the Trust's performance record. They indicated that they were satisfied with the discussions with PIM with respect to the Trust's performance.

Management Fee and Expenses

The Trustees considered information on the fees and expenses of the Trust in comparison to the management fees and the expense ratios of a peer group of funds selected on the basis of criteria determined by the Independent Trustees for this purpose using data provided by Strategic Insight Mutual Fund Research and Consulting, LLC (Strategic Insight), an independent third party.

60 Pioneer High Income Trust | Annual Report | 3/31/13

The Trustees considered that the Trust's management fee rate (based on managed assets) for the twelve months ended June 30, 2012 was in the second quintile relative to the management fees paid by other funds in its Strategic Insight peer group for the comparable period. The Trustees also considered that the Trust's expense ratio (based on managed assets) for the twelve months ended June 30, 2012 was in the first quintile relative to its Strategic Insight peer group for the comparable period.

The Trustees reviewed management fees charged by PIM and PIM's affiliate, Pioneer Institutional Asset Management, Inc. (together with PIM, "Pioneer") to institutional and other clients, including publicly offered European funds sponsored by affiliates of Pioneer, unaffiliated U.S. registered investment companies (in a sub-advisory capacity), and unaffiliated foreign and domestic separate accounts. The Trustees also considered PIM's costs in providing services to the Trust and Pioneer's costs in providing services to the other clients and considered the differences in management fees and profit margins for Trust and non-Trust services. In evaluating the fees associated with Pioneer's client accounts, the Trustees took into account the respective demands, resources and complexity associated with the Trust and client accounts. The Trustees noted that in some instances the fee rates for those clients were lower than the management fee for the Trust and considered that, under the investment advisory agreement with the Trust, PIM performs additional services for the Trust that it does not provide to those other clients or services that are broader in scope, including oversight of the Trust's other service providers and activities related to compliance and the extensive regulatory and tax regimes to which the Trust is subject. The Trustees also considered the different entrepreneurial risks associated with PIM's management of the Trust and Pioneer's management of the other client accounts. The Trustees concluded that the management fee payable by the Trust to PIM was reasonable in relation to the nature and quality of the services provided by PIM.

Profitability

The Trustees considered information provided by PIM regarding the profitability of PIM with respect to the advisory services provided by PIM to the Trust, including the methodology used by PIM in allocating certain of its costs to the management of the Trust. The Trustees also considered PIM's profit margin in connection with the overall operation of the Trust. They further reviewed the financial results realized by PIM and its affiliates from non-fund businesses. The Trustees considered PIM's profit margins with respect to the Trust in comparison to the limited industry data available and

                          Pioneer High Income Trust | Annual Report | 3/31/13 61
noted that the profitability of any adviser was affected by numerous factors, including its organizational structure and method for allocating expenses. The Trustees concluded that PIM's profitability with respect to the management of the Trust was not unreasonable.

Economies of Scale

The Trustees considered the extent to which PIM may realize economies of scale or other efficiencies in managing and supporting the Trust. Since the Trust is a closed-end fund that has not raised additional capital, the Trustees concluded that economies of scale were not a relevant consideration in the renewal of the investment advisory agreement.

Other Benefits

The Trustees considered the other benefits to PIM from its relationship with the Trust. The Trustees considered the character and amount of fees paid by the Trust, other than under the investment advisory agreement, for services provided by PIM and its affiliates. The Trustees further considered the revenues and profitability of PIM's businesses other than the fund business. The Trustees considered the intangible benefits to PIM by virtue of its relationship with the Trust and the other Pioneer funds. The Trustees concluded that the receipt of these benefits was reasonable in the context of the overall relationship between PIM and the Trust.

Conclusion

After consideration of the factors described above as well as other factors, the Trustees, including all of the Independent Trustees, concluded that the investment advisory agreement between PIM and the Trust, including the fees payable thereunder, was fair and reasonable and voted to approve the proposed renewal of the investment advisory agreement for the Trust.

62 Pioneer High Income Trust | Annual Report | 3/31/13

Trustees, Officers and Service Providers

Investment Adviser
Pioneer Investment Management, Inc.

Custodian and Sub-Administrator
Brown Brothers Harriman & Co.

Independent Registered Public Accounting Firm
Ernst & Young LLP

Legal Counsel
Bingham McCutchen LLP

Transfer Agent
Pioneer Investment Management Shareholder Services, Inc.

Shareowner Services and Sub-Transfer Agent
American Stock Transfer & Trust Company

Preferred Share Auction/Transfer Agent and Registrar
Deutsche Bank Trust Company Americas

Proxy Voting Policies and Procedures of the Trust are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at us.pioneerinvestments.com. This information is also available on the Securities and Exchange Commission's web site at www.sec.gov.

Trustees and Officers
The Trust's Trustees and officers are listed on the following pages, together with their principal occupations during at least the past five years. Trustees who are interested persons of the Trust within the meaning of the 1940 Act are referred to as Interested Trustees. Trustees who are not interested persons of the Trust are referred to as Independent Trustees. Each of the Trustees serves as a trustee of each of the 56 U.S. registered investment portfolios for which Pioneer serves as investment adviser (the "Pioneer Funds"). The address for all Trustees and all officers of the Trust is 60 State Street, Boston, Massachusetts 02109.

The Statement of Additional Information of the Trust includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-225-6292.

                          Pioneer High Income Trust | Annual Report | 3/31/13 63

Independent Trustees

-------------------------------------------------------------------------------------------------------------------------------
Name, Age and                Term of Office and                                                 Other Directorships
Position Held with the Fund  Length of Service         Principal Occupation                     Held by Trustee
-------------------------------------------------------------------------------------------------------------------------------
Thomas J. Perna (62)         Class I Trustee since     Chairman and Chief Executive Officer,    Director, Broadridge Financial
Chairman of the Board        2006. Term expires in     Quadriserv, Inc. (technology products    Solutions, Inc. (investor
and Trustee                  2015.                     for securities lending industry) (2008   communications and securities
                                                       - present); Private investor (2004 -     processing provider for
                                                       2008); and Senior Executive Vice         financial services industry)
                                                       President, The Bank of New York          (2009 - present); Director,
                                                       (financial and securities services)      Quadriserv, Inc. (2005 -
                                                       (1986 - 2004)                            present); and Commissioner, New
                                                                                                Jersey State Civil Service
                                                                                                Commission (2011 - present)
-------------------------------------------------------------------------------------------------------------------------------
David R. Bock (69)           Class II Trustee since    Managing Partner, Federal City Capital   Director of Enterprise
Trustee                      2005. Term expires in     Advisors (corporate advisory services    Community Investment, Inc.
                             2013.                     company) (1997 - 2004 and 2008 -         (privately-held affordable
                                                       present); Interim Chief Executive        housing finance company) (1985 -
                                                       Officer, Oxford Analytica, Inc.          2010); Director of Oxford
                                                       (privately held research and             Analytica, Inc. (2008 -
                                                       consulting company) (2010); Executive    present); Director of The Swiss
                                                       Vice President and Chief Financial       Helvetia Fund, Inc. (closed-end
                                                       Officer, I-trax, Inc. (publicly traded   fund) (2010 - present); and
                                                       health care services company) (2004 -    Director of New York Mortgage
                                                       2007); and Executive Vice President      Trust (publicly traded mortgage
                                                       and Chief Financial Officer, Pedestal    REIT) (2004 - 2009, 2012 -
                                                       Inc. (internet-based mortgage trading    present)
                                                       company) (2000 - 2002)
-------------------------------------------------------------------------------------------------------------------------------
Benjamin M. Friedman (68)    Class III Trustee since   William Joseph Maier Professor of        Trustee, Mellon Institutional
Trustee                      2008. Term expires in     Political Economy, Harvard University    Funds Investment Trust and
                             2014.                     (1972 - present)                         Mellon Institutional Funds
                                                                                                Master Portfolio (oversaw 17
                                                                                                portfolios in fund complex)
                                                                                                (1989-2008)
-------------------------------------------------------------------------------------------------------------------------------

64 Pioneer High Income Trust | Annual Report | 3/31/13

-------------------------------------------------------------------------------------------------------------------------------
Name, Age and                Term of Office and                                                 Other Directorships
Position Held with the Fund  Length of Service         Principal Occupation                     Held by Trustee
-------------------------------------------------------------------------------------------------------------------------------
Margaret B.W. Graham (65)    Class III Trustee since   Founding Director, Vice President and    None
Trustee                      2002. Term expires in     Corporate Secretary, The Winthrop
                             2014.                     Group, Inc. (consulting firm)
                                                       (1982-present); Desautels Faculty of
                                                       Management, McGill University (1999 -
                                                       present); and Manager of Research
                                                       Operations and Organizational
                                                       Learning, Xerox PARC, Xerox's advance
                                                       research center (1990-1994)
-------------------------------------------------------------------------------------------------------------------------------
Marguerite A. Piret (64)     Class I Trustee since     President and Chief Executive Officer,   Director of New America High
Trustee                      2002. Term expires in     Newbury, Piret & Company, Inc.           Income Fund, Inc. (closed-end
                             2015. Elected by          (investment banking firm) (1981 -        investment company) (2004 -
                             Preferred Shares only.    present)                                 present); and member, Board of
                                                                                                Governors, Investment Company
                                                                                                Institute (2000 - 2006)
-------------------------------------------------------------------------------------------------------------------------------
Stephen K. West (84)         Class II Trustee since    Senior Counsel, Sullivan & Cromwell      Director, The Swiss Helvetia
Trustee                      2002. Term expires in     LLP (law firm) (1998 - present); and     Fund, Inc. (closed-end
                             2013.                     Partner, Sullivan & Cromwell LLP         investment company); and
                                                       (prior to 1998)                          Director, Invesco, Ltd.
                                                                                                (formerly AMVESCAP, PLC)
                                                                                                (investment manager)
                                                                                                (1997-2005)
-------------------------------------------------------------------------------------------------------------------------------

                          Pioneer High Income Trust | Annual Report | 3/31/13 65

Interested Trustees

-------------------------------------------------------------------------------------------------------------------------------
Name, Age and                Term of Office and                                                 Other Directorships
Position Held with the Fund  Length of Service         Principal Occupation                     Held by Trustee
-------------------------------------------------------------------------------------------------------------------------------
John F. Cogan, Jr. (86)*     Class II Trustee since    Non-Executive Chairman and a             None
Trustee, President and       2002. Term expires in     director of Pioneer Investment
Chief Executive Officer of   2013. Elected by          Management USA Inc. ("PIM-USA");
the Trust                    Preferred Shares only.    Chairman and a director of Pioneer;
                                                       Chairman and Director of Pioneer
                                                       Institutional Asset Management, Inc.
                                                       (since 2006); Director of Pioneer
                                                       Alternative Investment Management
                                                       Limited (Dublin) (until October
                                                       2011); President and a director of
                                                       Pioneer Alternative Investment
                                                       Management (Bermuda) Limited and
                                                       affiliated funds; Deputy Chairman and
                                                       a director of Pioneer Global Asset
                                                       Management S.p.A. ("PGAM") (until
                                                       April 2010); Director of Nano-C,
                                                       Inc. (since 2003); Director of Cole
                                                       Management Inc. (2004 - 2011);
                                                       Director of Fiduciary Counseling,
                                                       Inc. (until December 2011);
                                                       President of all of the Pioneer
                                                       Funds; and Retired Partner, Wilmer
                                                       Cutler Pickering Hale and Dorr LLP
-------------------------------------------------------------------------------------------------------------------------------
Daniel K. Kingsbury (54)*    Class III Trustee since   Director, CEO and President of           None
Trustee and Executive Vice   2007. Term expires in     PIM-USA (since February 2007);
President                    2014.                     Director and President of Pioneer
                                                       and Pioneer Institutional Asset
                                                       Management, Inc. (since February
                                                       2007); Executive Vice President of
                                                       all of the Pioneer Funds (since
                                                       March 2007); Director of PGAM (2007
                                                       - 2010); Head of New Europe
                                                       Division, PGAM (2000 - 2005); and
                                                       Head of New Markets Division, PGAM
                                                       (2005 - 2007)
-------------------------------------------------------------------------------------------------------------------------------

* Mr. Cogan and Mr. Kingsbury are Interested Trustees because they are officers or directors of the Trust's investment adviser and certain of its affiliates.

66 Pioneer High Income Trust | Annual Report | 3/31/13

Fund Officers

-------------------------------------------------------------------------------------------------------------------------------
Name, Age and                Term of Office and                                                 Other Directorships
Position Held with the Fund  Length of Service         Principal Occupation                     Held by Officer
-------------------------------------------------------------------------------------------------------------------------------
Christopher J. Kelley (48)   Since 2003. Serves at     Vice President and Associate General     None
Secretary and Chief Legal    the discretion of the     Counsel of Pioneer since January
Officer                      Board.                    2008; Secretary and Chief Legal
                                                       Officer of all of the Pioneer Funds
                                                       since June 2010; Assistant Secretary
                                                       of all of the Pioneer Funds from
                                                       September 2003 to May 2010; and Vice
                                                       President and Senior Counsel of
                                                       Pioneer from July 2002 to December
                                                       2007
-------------------------------------------------------------------------------------------------------------------------------
Carol B. Hannigan (52)       Since 2010. Serves at     Fund Governance Director of Pioneer      None
Assistant Secretary          the discretion of the     since December 2006 and Assistant
                             Board.                    Secretary of all the Pioneer Funds
                                                       since June 2010; Manager - Fund
                                                       Governance of Pioneer from December
                                                       2003 to November 2006; and Senior
                                                       Paralegal of Pioneer from January
                                                       2000 to November 2003
-------------------------------------------------------------------------------------------------------------------------------
Thomas Reyes (50)            Since 2010. Serves at     Counsel of Pioneer since June 2007       None
Assistant Secretary          the discretion of the     and Assistant Secretary of all the
                             Board.                    Pioneer Funds since June 2010; and
                                                       Vice President and Counsel at State
                                                       Street Bank from October 2004 to
                                                       June 2007
-------------------------------------------------------------------------------------------------------------------------------
Mark E. Bradley (53)         Since 2008. Serves at     Vice President - Fund Treasury of        None
Treasurer and Chief          the discretion of the     Pioneer; Treasurer of all of the
Financial and Accounting     Board.                    Pioneer Funds since March 2008;
Officer of the Trust                                   Deputy Treasurer of Pioneer from
                                                       March 2004 to February 2008; and
                                                       Assistant Treasurer of all of the
                                                       Pioneer Funds from March 2004 to
                                                       February 2008
-------------------------------------------------------------------------------------------------------------------------------
Luis I. Presutti (47)        Since 2002. Serves at     Assistant Vice President - Fund          None
Assistant Treasurer          the discretion of the     Treasury of Pioneer; and Assistant
                             Board.                    Treasurer of all of the Pioneer
                                                       Funds
-------------------------------------------------------------------------------------------------------------------------------
Gary Sullivan (54)           Since 2002. Serves at     Fund Accounting Manager - Fund           None
Assistant Treasurer          the discretion of the     Treasury of Pioneer; and Assistant
                             Board.                    Treasurer of all of the Pioneer
                                                       Funds
-------------------------------------------------------------------------------------------------------------------------------

                          Pioneer High Income Trust | Annual Report | 3/31/13 67

-------------------------------------------------------------------------------------------------------------------------------
Name, Age and                Term of Office and                                                 Other Directorships
Position Held with the Fund  Length of Service         Principal Occupation                     Held by Officer
-------------------------------------------------------------------------------------------------------------------------------
David F. Johnson (33)        Since 2009. Serves at     Fund Administration Manager - Fund       None
Assistant Treasurer          the discretion of the     Treasury of Pioneer since November
                             Board.                    2008; Assistant Treasurer of all of
                                                       the Pioneer Funds since January
                                                       2009; and Client Service Manager -
                                                       Institutional Investor Services at
                                                       State Street Bank from March 2003
                                                       to March 2007
-------------------------------------------------------------------------------------------------------------------------------
Jean M. Bradley (60)         Since 2010. Serves at     Chief Compliance Officer of Pioneer      None
Chief Compliance Officer     the discretion of the     and of all the Pioneer Funds since
                             Board.                    March 2010; Director of Adviser and
                                                       Portfolio Compliance at Pioneer
                                                       since October 2005; and Senior
                                                       Compliance Officer for Columbia
                                                       Management Advisers, Inc. from
                                                       October 2003 to October 2005
-------------------------------------------------------------------------------------------------------------------------------
Kelly O'Donnell (42)         Since 2006. Serves at     Director - Transfer Agency               None
Anti-Money Laundering        the discretion of the     Compliance of Pioneer and
Officer                      Board.                    Anti-Money Laundering Officer of
                                                       all the Pioneer funds since 2006
-------------------------------------------------------------------------------------------------------------------------------

68 Pioneer High Income Trust | Annual Report | 3/31/13

How to Contact Pioneer

We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.

You can call American Stock Transfer & Trust Company (AST) for:
--------------------------------------------------------------------------------
Account Information                                    1-800-710-0935

Or write to AST:
--------------------------------------------------------------------------------
For                                                    Write to

General inquiries, lost dividend checks,               American Stock
change of address, lost stock certificates,            Transfer & Trust
stock transfer                                         Operations Center
                                                       6201 15th Ave.
                                                       Brooklyn, NY 11219

Dividend reinvestment plan (DRIP)                      American Stock
                                                       Transfer & Trust
                                                       Wall Street Station
                                                       P.O. Box 922
                                                       New York, NY 10269-0560

Website www.amstock.com

For additional information, please contact your investment advisor or visit our web site us.pioneerinvestments.com.

The Trust files a complete schedule of investments with the Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareowners may view the filed Form N-Q by visiting the Commission's web site at www.sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

[LOGO] PIONEER
       Investments(R)

Pioneer Investment Management, Inc.
60 State Street
Boston, MA 02109
us.pioneerinvestments.com


Securities offered through Pioneer Funds Distributor, Inc.
60 State Street, Boston, MA 02109
Underwriter of Pioneer Mutual Funds, Member SIPC
(C) 2013 Pioneer Investments 19206-07-0513


ITEM 2. CODE OF ETHICS.

(a) Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why it has not done so.

The registrant has adopted, as of the end of the period covered by this report, a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer and controller.

(b) For purposes of this Item, the term "code of ethics" means written standards that are reasonably designed to deter wrongdoing and to promote:

        (1) Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

        (2) Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

        (3) Compliance with applicable governmental laws, rules, and regulations;

        (4) The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

        (5) Accountability for adherence to the code.

(c) The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 10(a), unless the registrant has elected to satisfy paragraph (f) of this Item by posting its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

The registrant has made no amendments to the code of ethics during the period covered by this report.

(d) If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

Not applicable.

(e) If the registrant intends to satisfy the disclosure requirement under paragraph (c) or (d) of this Item regarding an amendment to, or a waiver from, a provision of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item by posting such information on its Internet website, disclose the registrant's Internet address and such intention.

Not applicable.

(f) The registrant must:

        (1) File with the Commission, pursuant to Item 10(a), a copy of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, as an exhibit to its annual report on this Form N-CSR (see attachment);

        (2) Post the text of such code of ethics on its Internet website and disclose, in its most recent report on this Form N-CSR, its Internet address and the fact that it has posted such code of ethics on its Internet website; or

        (3) Undertake in its most recent report on this Form N-CSR to provide to any person without charge, upon request, a copy of such code of ethics and explain the manner in which such request may be made.
	See Item 10(2)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a) (1) Disclose that the registrant's board of trustees has determined that the registrant either:

    (i) Has at least one audit committee financial expert serving on its audit committee; or

    (ii) Does not have an audit committee financial expert serving on its audit committee.

The registrant's Board of Trustees has determined that the registrant has at least one audit committee financial expert.

    (2) If the registrant provides the disclosure required by paragraph
(a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is "independent." In order to be considered "independent" for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of trustees, or any other board committee:

    (i) Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

    (ii) Be an "interested person" of the investment company as defined in
         Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

Ms. Marguerite A. Piret, an independent trustee, is such an audit committee financial expert.

    (3) If the registrant provides the disclosure required by paragraph (a)(1)
(ii) of this Item, it must explain why it does not have an audit committee financial expert.

Not applicable.


ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Disclose, under the caption AUDIT FEES, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

Audit Fees
Fees for audit services provided to the Trust, including fees associated with the filings to update its Form N-2 and issuance of comfort letters, totaled approximately
$42,076 in 2013 and $42,086 in 2012.

(b) Disclose, under the caption AUDIT-RELATED FEES, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

Audit-Related Fees
Audit related fees for the Trust's audit related services totaled approximately $9,652 and $9,652 in 2013 and 2012, respectively.

(c) Disclose, under the caption TAX FEES, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

Tax Fees
Fees for tax compliance services, primarily for tax returns, totaled approximately $8,290 and $8,290 for 2013 and 2012, respectively.

(d) Disclose, under the caption ALL OTHER FEES, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through
(c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

Other Fees
There were no fees for other services in 2013 and 2012.

(e) (1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

 PIONEER FUNDS
            APPROVAL OF AUDIT, AUDIT-RELATED, TAX AND OTHER SERVICES
                       PROVIDED BY THE INDEPENDENT AUDITOR

                  SECTION I - POLICY PURPOSE AND APPLICABILITY

The Pioneer Funds recognize the importance of maintaining the independence of their outside auditors. Maintaining independence is a shared responsibility involving Pioneer Investment Management, Inc ("PIM"), the audit committee and the independent auditors.

The Funds recognize that a Fund's independent auditors: 1) possess knowledge of the Funds, 2) are able to incorporate certain services into the scope of the audit, thereby avoiding redundant work, cost and disruption of Fund personnel and processes, and 3) have expertise that has value to the Funds. As a result, there are situations where it is desirable to use the Fund's independent auditors for services in addition to the annual audit and where the potential for conflicts of interests are minimal. Consequently, this policy, which is intended to comply with Rule 210.2-01(C)(7), sets forth guidelines and procedures to be followed by the Funds when retaining the independent audit firm to perform audit, audit-related tax and other services under those circumstances, while also maintaining independence.

Approval of a service in accordance with this policy for a Fund shall also constitute approval for any other Fund whose pre-approval is required pursuant to Rule 210.2-01(c)(7)(ii).

In addition to the procedures set forth in this policy, any non-audit services that may be provided consistently with Rule 210.2-01 may be approved by the Audit Committee itself and any pre-approval that may be waived in accordance with Rule 210.2-01(c)(7)(i)(C) is hereby waived.

Selection of a Fund's independent auditors and their compensation shall be determined by the Audit Committee and shall not be subject to this policy.

                               SECTION II - POLICY

---------------- -------------------------------- -------------------------------------------------
SERVICE           SERVICE CATEGORY DESCRIPTION      SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
CATEGORY
---------------- -------------------------------- -------------------------------------------------
I.  AUDIT        Services that are directly       o Accounting research assistance
SERVICES         related to performing the        o SEC consultation, registration
                 independent audit of the Funds     statements, and reporting
                                                  o Tax accrual related matters
                                                  o Implementation of new accounting
                                                    standards
                                                  o Compliance letters (e.g. rating agency
                                                    letters)
                                                  o Regulatory reviews and assistance
                                                    regarding financial matters
                                                  o Semi-annual reviews (if requested)
                                                  o Comfort letters for closed end
                                                    offerings
---------------- -------------------------------- -------------------------------------------------
II.              Services which are not           o AICPA attest and agreed-upon procedures
AUDIT-RELATED    prohibited under Rule            o Technology control assessments
SERVICES         210.2-01(C)(4) (the "Rule")      o Financial reporting control assessments
                 and are related extensions of    o Enterprise security architecture
                 the audit services support the     assessment
                 audit, or use the
                 knowledge/expertise gained
                 from the audit procedures as a
                 foundation to complete the
                 project.  In most cases, if
                 the Audit-Related Services are
                 not performed by the Audit
                 firm, the scope of the Audit
                 Services would likely
                 increase.  The Services are
                 typically well-defined and
                 governed by accounting
                 professional standards (AICPA,
                 SEC, etc.)
---------------- -------------------------------- -------------------------------------------------
 ------------------------------------- ------------------------------------
   AUDIT COMMITTEE APPROVAL POLICY               AUDIT COMMITTEE
                                                REPORTING POLICY
 ------------------------------------- ------------------------------------
 o "One-time" pre-approval             o A summary of all such
   for the audit period for all          services and related fees
   pre-approved specific service         reported at each regularly
   subcategories.  Approval of the       scheduled Audit Committee
   independent auditors as               meeting.
   auditors for a Fund shall
   constitute pre approval for
   these services.
 ------------------------------------- ------------------------------------
 o "One-time" pre-approval             o A summary of all such
   for the fund fiscal year within       services and related fees
   a specified dollar limit              (including comparison to
   for all pre-approved                  specified dollar limits)
   specific service subcategories        reported quarterly.

 o Specific approval is
   needed to exceed the
   pre-approved dollar limit for
   these services (see general
   Audit Committee approval policy
   below for details on obtaining
   specific approvals)

 o Specific approval is
   needed to use the Fund's
   auditors for Audit-Related
   Services not denoted as
   "pre-approved", or
   to add a specific service
   subcategory as "pre-approved"
 ------------------------------------- ------------------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- --------------------------- -----------------------------------------------
   SERVICE CATEGORY          SERVICE CATEGORY        SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
                               DESCRIPTION
----------------------- --------------------------- -----------------------------------------------
III. TAX SERVICES       Services which are not      o Tax planning and support
                        prohibited by the Rule,     o Tax controversy assistance
                        if an officer of the Fund   o Tax compliance, tax returns, excise
                        determines that using the     tax returns and support
                        Fund's auditor to provide   o Tax opinions
                        these services creates
                        significant synergy in
                        the form of efficiency,
                        minimized disruption, or
                        the ability to maintain a
                        desired level of
                        confidentiality.
----------------------- --------------------------- -----------------------------------------------

------------------------------------- -------------------------
  AUDIT COMMITTEE APPROVAL POLICY         AUDIT COMMITTEE
                                          REPORTING POLICY
------------------------------------- -------------------------
------------------------------------- -------------------------
o "One-time" pre-approval             o A summary of
  for the fund fiscal  year             all such services and
  within a specified dollar limit       related fees
  				        (including comparison
  			                to specified dollar
  			                limits) reported
  			                quarterly.

o Specific approval is
  needed to exceed the
  pre-approved dollar limits for
  these services (see general
  Audit Committee approval policy
  below for details on obtaining
  specific approvals)

o Specific approval is
  needed to use the Fund's
  auditors for tax services not
  denoted as pre-approved, or to add a specific
  service subcategory as
  "pre-approved"
------------------------------------- -------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- --------------------------- -----------------------------------------------
   SERVICE CATEGORY          SERVICE CATEGORY        SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
                               DESCRIPTION
----------------------- --------------------------- -----------------------------------------------
IV.  OTHER SERVICES     Services which are not      o Business Risk Management support
                        prohibited by the Rule,     o Other control and regulatory
A. SYNERGISTIC,         if an officer of the Fund     compliance projects
UNIQUE QUALIFICATIONS   determines that using the
                        Fund's auditor to provide
                        these services creates
                        significant synergy in
                        the form of efficiency,
                        minimized disruption,
                        the ability to maintain a
                        desired level of
                        confidentiality, or where
                        the Fund's auditors
                        posses unique or superior
                        qualifications to provide
                        these services, resulting
                        in superior value and
                        results for the Fund.
----------------------- --------------------------- -----------------------------------------------
--------------------------------------- ------------------------
    AUDIT COMMITTEE APPROVAL POLICY         AUDIT COMMITTEE
                                            REPORTING POLICY
------------------------------------- --------------------------
o "One-time" pre-approval             o A summary of
  for the fund fiscal year within       all such services and
  a specified dollar limit              related fees
  			               (including comparison
  			                to specified dollar
  				        limits) reported
                                        quarterly.
o Specific approval is
  needed to exceed the
  pre-approved dollar limits for
  these services (see general
  Audit Committee approval policy
  below for details on obtaining
  specific approvals)

o Specific approval is
  needed to use the Fund's
  auditors for "Synergistic" or
  "Unique Qualifications" Other
  Services not denoted as
  pre-approved to the left, or to
  add a specific service
  subcategory as "pre-approved"
------------------------------------- --------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- ------------------------- -----------------------------------------------
   SERVICE CATEGORY         SERVICE CATEGORY        SPECIFIC PROHIBITED SERVICE SUBCATEGORIES
                              DESCRIPTION
----------------------- ------------------------- -----------------------------------------------
PROHIBITED  SERVICES    Services which result     1. Bookkeeping or other services
                        in the auditors losing       related to the accounting records or
                        independence status          financial statements of the audit
                        under the Rule.              client*
                                                  2. Financial information systems design
                                                     and implementation*
                                                  3. Appraisal or valuation services,
                                                     fairness* opinions, or
                                                     contribution-in-kind reports
                                                  4. Actuarial services (i.e., setting
                                                     actuarial reserves versus actuarial
                                                     audit work)*
                                                  5. Internal audit outsourcing services*
                                                  6. Management functions or human
                                                     resources
                                                  7. Broker or dealer, investment
                                                     advisor, or investment banking services
                                                  8. Legal services and expert services
                                                     unrelated to the audit
                                                  9. Any other service that the Public
                                                     Company Accounting Oversight Board
                                                     determines, by regulation, is
                                                     impermissible
----------------------- ------------------------- -----------------------------------------------
------------------------------------------- ------------------------------
     AUDIT COMMITTEE APPROVAL POLICY               AUDIT COMMITTEE
                                                  REPORTING POLICY
------------------------------------------- ------------------------------
o These services are not to be              o A summary of all
  performed with the exception of the(*)      services and related
  services that may be permitted              fees reported at each
  if they would not be subject to audit       regularly scheduled
  procedures at the audit client (as          Audit Committee meeting
  defined in rule 2-01(f)(4)) level           will serve as continual
  the firm providing the service.             confirmation that has
  				              not provided any
                                              restricted services.
------------------------------------------- ------------------------------

--------------------------------------------------------------------------------
GENERAL AUDIT COMMITTEE APPROVAL POLICY:
o For all projects, the officers of the Funds and the Fund's auditors will each make an assessment to determine that any proposed projects will not impair independence.

o Potential services will be classified into the four non-restricted service categories and the "Approval of Audit, Audit-Related, Tax and Other Services" Policy above will be applied. Any services outside the specific pre-approved service subcategories set forth above must be specifically approved by the Audit Committee.

o At least quarterly, the Audit Committee shall review a report summarizing the services by service category, including fees, provided by the Audit firm as set forth in the above policy.

--------------------------------------------------------------------------------


    (2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

Non-Audit Services
Beginning with non-audit service contracts entered into on or after May 6, 2003, the effective date of the new
SEC pre-approval rules, the Trust's audit committee is required to pre-approve services to affiliates defined by SEC rules to the extent that the services are determined to have a direct impact on the operations or financial reporting of the Trust. For the years ended March 31, 2013 and 2012, there were no services provided to an affiliate that required the Trust's audit committee pre-approval.

(f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

N/A

(g) Disclose the aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

The aggregate non-audit fees for the Trust and affiliates, as previously defined, totaled approximately $17,942 in 2013 and $17,942 in 2012.

(h) Disclose whether the registrant's audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

The Trust's audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the Affiliates (as defined) that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule
2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Registrants

(a) If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17 CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)).
If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrants audit committee as specified in
Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.

The registrant has a separately-designated standing audit committee established in accordance with Section
3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)).

(b) If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17 CFR 240.10A-3(d)) regarding an exemption from the listing standards for audit committees.

N/A

Item 6. Schedule of Investments.

File Schedule I Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in 210.12-12 of Regulation S-X [17 CFR 210.12-12], unless the schedule is included as part of the report to shareholders filed under Item
1 of this Form.

Included in Item 1


ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR
CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company's investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company's investment adviser, or any other third party, that the company uses, or that are used on the company's behalf, to determine how to vote proxies relating to portfolio securities.

Proxy Voting Policies and Procedures of
                       Pioneer Investment Management, Inc.

                            VERSION DATED July, 2004

                                    Overview

   Pioneer Investment Management, Inc. ("Pioneer") is a fiduciary that owes each of its client's duties of care and loyalty with respect to all services undertaken on the client's behalf, including proxy voting. When Pioneer has been delegated proxy-voting authority for a client, the duty of care requires Pioneer to monitor corporate events and to vote the proxies. To satisfy its duty of loyalty, Pioneer must place its client's interests ahead of its own and must cast proxy votes in a manner consistent with the best interest of its clients. Pioneer will vote all proxies presented in a timely manner.

   The Proxy Voting Policies and Procedures are designed to complement Pioneer's investment policies and procedures regarding its general responsibility to monitor the performance and/or corporate events of companies that are issuers of securities held in accounts managed by Pioneer. Pioneer's Proxy Voting Policies summarize Pioneer's position on a number of issues solicited by companies held by Pioneer's clients. The policies are guidelines that provide a general indication on how Pioneer would vote but do not include all potential voting scenarios.

   Pioneer's Proxy Voting Procedures detail monitoring of voting, exception votes, and review of conflicts of interest and ensure that case-by-case votes are handled within the context of the overall guidelines (i.e. best interest of client). The overriding goal is that all proxies for US and non-US companies that are received promptly will be voted in accordance with Pioneer's policies or specific client instructions. All shares in a company held by Pioneer-managed accounts will be voted alike, unless a client has given us specific voting instructions on an issue or has not delegated authority to us or the Proxy Voting Oversight Group determines that the circumstances justify a different approach.

   Pioneer does not delegate the authority to vote proxies relating to its clients to any of its affiliates, which include other subsidiaries of UniCredito.

   Any questions about these policies and procedures should be directed to the Proxy Coordinator.

                             Proxy Voting Procedures

   Proxy Voting Service
   Pioneer has engaged an independent proxy voting service to assist in the voting of proxies. The proxy voting service works with custodians to ensure that all proxy materials are received by the custodians and are processed in a timely fashion. To the extent applicable, the proxy voting service votes all proxies in accordance with the proxy voting policies established by Pioneer. The proxy voting service will refer proxy questions to the Proxy Coordinator (described below) for instructions under circumstances where: (1) the application of the proxy voting guidelines is unclear; (2) a particular proxy question is not covered by the guidelines; or (3) the guidelines call for specific instructions on a case-by-case basis. The proxy voting service is also requested to call to the Proxy Coordinator's attention specific proxy questions that, while governed by a guideline, appear to involve unusual or controversial issues. Pioneer reserves the right to attend a meeting in person and may do so when it determines that the company or the matters to be voted on at the meeting are strategically important to its clients.

   Proxy Coordinator
   Pioneer's Director of Investment Operations (the "Proxy Coordinator") coordinates the voting, procedures and reporting of proxies on behalf of Pioneer's clients. The Proxy Coordinator will deal directly with the proxy voting service and, in the case of proxy questions referred by the proxy voting service, will solicit voting recommendations and instructions from the Director of Portfolio Management US or, to the extent applicable, investment sub-advisers. The Proxy Coordinator is responsible for ensuring that these questions and referrals are responded to in a timely fashion and for transmitting appropriate voting instructions to the proxy voting service. The Proxy Coordinator is responsible for verifying with the Compliance Department whether Pioneer's voting power is subject to any limitations or guidelines issued by the client (or in the case of an employee benefit plan, the plan's trustee or other fiduciaries).

   Referral Items
   From time to time, the proxy voting service will refer proxy questions to the Proxy Coordinator that are described by Pioneer's policy as to be voted on a case-by-case basis, that are not covered by Pioneer's guidelines or where Pioneer's guidelines may be unclear with respect to the matter to be voted on. Under such certain circumstances, the Proxy Coordinator will seek a written voting recommendation from the Director of Portfolio Management US. Any such recommendation will include: (i) the manner in which the proxies should be voted; (ii) the rationale underlying any such decision; and (iii) the disclosure of any contacts or communications made between Pioneer and any outside parties concerning the proxy proposal prior to the time that the voting instructions are provided. In addition, the Proxy Coordinator will ask the Compliance Department to review the question for any actual or apparent conflicts of interest as described below under "Conflicts of

   Interest." The Compliance Department will provide a "Conflicts of Interest Report," applying the criteria set forth below under "Conflicts of Interest," to the Proxy Coordinator summarizing the results of its review. In the absence of a conflict of interest, the Proxy Coordinator will vote in accordance with the recommendation of the Director of Portfolio Management US.

   If the matter presents a conflict of interest for Pioneer, then the Proxy Coordinator will refer the matter to the Proxy Voting Oversight Group for a decision. In general, when a conflict of interest is present, Pioneer will vote according to the recommendation of the Director of Portfolio Management US where such recommendation would go against Pioneer's interest or where the conflict is deemed to be immaterial. Pioneer will vote according to the recommendation of its proxy voting service when the conflict is deemed to be material and the Pioneer's internal vote recommendation would favor Pioneer's interest, unless a client specifically requests Pioneer to do otherwise. When making the final determination as to how to vote a proxy, the Proxy Voting Oversight Group will review the report from the Director of Portfolio Management US and the Conflicts of Interest Report issued by the Compliance Department.

   Conflicts of Interest
   A conflict of interest occurs when Pioneer's interests interfere, or appear to interfere with the interests of Pioneer's clients. Occasionally, Pioneer may have a conflict that can affect how its votes proxies. The conflict may be actual or perceived and may exist when the matter to be voted on concerns:

       o An affiliate of Pioneer, such as another company belonging to the UniCredito Italiano S.p.A. banking group (a "UniCredito Affiliate");

       o An issuer of a security for which Pioneer acts as a sponsor, advisor, manager, custodian, distributor, underwriter, broker, or other similar capacity (including those securities specifically declared by PGAM to present a conflict of interest for Pioneer);

       o An issuer of a security for which UniCredito has informed Pioneer that a UniCredito Affiliate acts as a sponsor, advisor, manager, custodian, distributor, underwriter, broker, or other similar capacity; or

       o A person with whom Pioneer (or any of its affiliates) has an existing, material contract or business relationship that was not entered into in the ordinary course of Pioneer's business.

       o Pioneer will abstain from voting with respect to companies directly or indirectly owned by UniCredito Italiano Group, unless otherwise directed by a client. In addition, Pioneer will inform PGAM Global Compliance and the PGAM Independent Directors before exercising such rights.

   Any associate involved in the proxy voting process with knowledge of any apparent or actual conflict of interest must disclose such conflict to the Proxy Coordinator and the Compliance Department. The Compliance Department will review each item referred to Pioneer to determine whether an actual or potential conflict of interest with Pioneer exists in connection with the proposal(s) to be voted upon. The review will be conducted by comparing the apparent parties affected by the proxy proposal being voted upon against the Compliance Department's internal list of interested persons and, for any matches found, evaluating the anticipated magnitude and possible probability of any conflict of interest being present. For each referral item, the determination regarding the presence or absence of any actual or potential conflict of interest will be documented in a Conflicts of Interest Report to the Proxy Coordinator.

   Securities Lending
   In conjunction with industry standards Proxies are not available to be voted when the shares are out on loan through either Pioneer's lending program or a client's managed security lending program. However, Pioneer will reserve the right to recall lent securities so that they may be voted according to the Pioneer's instructions. If a portfolio manager would like to vote a block of previously lent shares, the Proxy Coordinator will work with the portfolio manager and Investment Operations to recall the security, to the extent possible, to facilitate the vote on the entire block of shares.

   Share-Blocking

   "Share-blocking" is a market practice whereby shares are sent to a custodian (which may be different than the account custodian) for record keeping and voting at the general meeting. The shares are unavailable for sale or delivery until the end of the blocking period (typically the day after general meeting date).

   Pioneer will vote in those countries with "share-blocking." In the event a manager would like to sell a security with "share-blocking", the Proxy Coordinator will work with the Portfolio Manager and Investment Operations Department to recall the shares (as allowable within the market time-frame and practices) and/or communicate with executing brokerage firm. A list of countries with "share-blocking" is available from the Investment Operations Department upon request.

   Record Keeping
   The Proxy Coordinator shall ensure that Pioneer's proxy voting service:

       o Retains a copy of the proxy statement received (unless the proxy statement is available from the SEC's Electronic Data Gathering, Analysis, and Retrieval (EDGAR) system);

       o   Retains a record of the vote cast;

       o Prepares Form N-PX for filing on behalf of each client that is a registered investment company; and

       o Is able to promptly provide Pioneer with a copy of the voting record upon its request.

   The Proxy Coordinator shall ensure that for those votes that may require additional documentation (i.e. conflicts of interest, exception votes and case-by-case votes) the following records are maintained:

       o    A record memorializing the basis for each referral vote cast;

       o A copy of any document created by Pioneer that was material in making the decision on how to vote the subject proxy; and

       o A copy of any conflict notice, conflict consent or any other written communication (including emails or other electronic communications) to or from the client (or in the case of an employee benefit plan, the plan's trustee or other fiduciaries) regarding the subject proxy vote cast by, or the vote recommendation of, Pioneer.

       o Pioneer shall maintain the above records in the client's file for a period not less than ten (10) years.

     Disclosure
     Pioneer shall take reasonable measures to inform its clients of the process or procedures clients must follow to obtain information regarding how Pioneer voted with respect to assets held in their accounts. In addition, Pioneer shall describe to clients its proxy voting policies and procedures and will furnish a copy of its proxy voting policies and procedures upon request. This information may be provided to clients through Pioneer's Form ADV (Part II) disclosure, by separate notice to the client, or through Pioneer's website.

     Proxy Voting Oversight Group
     The members of the Proxy Voting Oversight Group are Pioneer's: Director of Portfolio Management US, Head of Investment Operations, and Director of Compliance. Other members of Pioneer will be invited to attend meetings and otherwise participate as necessary. The Head of Investment Operations will chair the Proxy Voting Oversight Group.

     The Proxy Voting Oversight Group is responsible for developing, evaluating, and changing (when necessary) Pioneer's Proxy Voting Policies and Procedures. The group meets at least annually to evaluate and review these policies and procedures and the services of its third-party proxy voting service. In addition, the Proxy Voting Oversight Group will meet as necessary to vote on referral items and address other business as necessary.

     Amendments
     Pioneer may not amend its Proxy Voting Policies And Procedures without the prior approval of the Proxy Voting Oversight Group and its corporate parent, Pioneer Global Asset Management S.p.A

   Proxy Voting Policies
   Pioneer's sole concern in voting proxies is the economic effect of the proposal on the value of portfolio holdings, considering both the short- and long-term impact. In many instances, Pioneer believes that supporting the company's strategy and voting "for" management's proposals builds portfolio value. In other cases, however, proposals set forth by management may have a negative effect on that value, while some shareholder proposals may hold the best prospects for enhancing it. Pioneer monitors developments in the proxy-voting arena and will revise this policy as needed.

   All proxies that are received promptly will be voted in accordance with the specific policies listed below. All shares in a company held by Pioneer-managed accounts will be voted alike, unless a client has given us specific voting instructions on an issue or has not delegated authority to us. Proxy voting issues will be reviewed by Pioneer's Proxy Voting Oversight Group, which consists of the Director of Portfolio Management US, the Director of Investment Operations (the Proxy Coordinator), and the Director of Compliance.

   Pioneer has established Proxy Voting Procedures for identifying and reviewing conflicts of interest that may arise in the voting of proxies.

   Clients may request, at any time, a report on proxy votes for securities held in their portfolios and Pioneer is happy to discuss our proxy votes with company management. Pioneer retains a proxy voting service to provide research on proxy issues and to process proxy votes.

Administrative
   While administrative items appear infrequently in U.S. issuer proxies, they are quite common in non-U.S. proxies.

   We will generally support these and similar management proposals:

       o    Corporate name change.

       o    A change of corporate headquarters.

       o    Stock exchange listing.

       o    Establishment of time and place of annual meeting.

       o    Adjournment or postponement of annual meeting.

       o    Acceptance/approval of financial statements.

       o Approval of dividend payments, dividend reinvestment plans and other dividend-related proposals.

       o    Approval of minutes and other formalities.

       o Authorization of the transferring of reserves and allocation of income.

       o    Amendments to authorized signatories.

       o    Approval of accounting method changes or change in fiscal year-end.

       o    Acceptance of labor agreements.

       o    Appointment of internal auditors.

   Pioneer will vote on a case-by-case basis on other routine business; however, Pioneer will oppose any routine business proposal if insufficient information is presented in advance to allow Pioneer to judge the merit of the proposal. Pioneer has also instructed its proxy voting service to inform Pioneer of its analysis of any administrative items inconsistent, in its view, with supporting the value of Pioneer portfolio holdings so that Pioneer may consider and vote on those items on a case-by-case basis.

Auditors
     We normally vote for proposals to:

       o Ratify the auditors. We will consider a vote against if we are concerned about the auditors' independence or their past work for the company. Specifically, we will oppose the ratification of auditors and withhold votes from audit committee members if non-audit fees paid by the company to the auditing firm exceed the sum of audit fees plus audit-related fees plus permissible tax fees according to the disclosure categories proposed by the Securities and Exchange Commission.

       o    Restore shareholder rights to ratify the auditors.

     We will normally oppose proposals that require companies to:

       o    Seek bids from other auditors.

       o Rotate auditing firms, except where the rotation is statutorily required or where rotation would demonstrably strengthen financial disclosure.

       o    Indemnify auditors.

       o Prohibit auditors from engaging in non-audit services for the company.

     Board of Directors
     On issues related to the board of directors, Pioneer normally supports management. We will, however, consider a vote against management in instances where corporate performance has been very poor or where the board appears to lack independence.

     General Board Issues
     Pioneer will vote for:

       o Audit, compensation and nominating committees composed of independent directors exclusively.

       o Indemnification for directors for actions taken in good faith in accordance with the business judgment rule. We will vote against proposals for broader indemnification.

       o Changes in board size that appear to have a legitimate business purpose and are not primarily for anti-takeover reasons.

       o    Election of an honorary director.

     We will vote against:

       o    Minimum stock ownership by directors.

       o Term limits for directors. Companies benefit from experienced directors, and shareholder control is better achieved through annual votes.

       o Requirements for union or special interest representation on the board.

       o    Requirements to provide two candidates for each board seat.

     We will vote on a case-by case basis on these issues:

       o Separate chairman and CEO positions. We will consider voting with shareholders on these issues in cases of poor corporate performance.

     Elections of Directors
     In uncontested elections of directors we will vote against:

       o Individual directors with absenteeism above 25% without valid reason. We support proposals that require disclosure of director attendance.

       o Insider directors and affiliated outsiders who sit on the audit, compensation, stock option or nominating committees. For the purposes of our policy, we accept the definition of affiliated directors provided by our proxy voting service.

     We will also vote against:

       o Directors who have failed to act on a takeover offer where the majority of shareholders have tendered their shares.

       o Directors who appear to lack independence or are associated with very poor corporate performance.

     We will vote on a case-by case basis on these issues:

       o Re-election of directors who have implemented or renewed a dead-hand or modified dead-hand poison pill (a "dead-hand poison pill" is a shareholder rights plan that may be altered only by incumbent or "dead " directors. These plans prevent a potential acquirer from disabling a poison pill by obtaining control of the board through a proxy vote).

       o    Contested election of directors.

       o Prior to phase-in required by SEC, we would consider supporting election of a majority of independent directors in cases of poor performance.

       o    Mandatory retirement policies.

       o Directors who have ignored a shareholder proposal that has been approved by shareholders for two consecutive years.

     Takeover-Related Measures
     Pioneer is generally opposed to proposals that may discourage takeover attempts. We believe that the potential for a takeover helps ensure that corporate performance remains high.

     Pioneer will vote for:

       o    Cumulative voting.

       o    Increase ability for shareholders to call special meetings.

       o    Increase ability for shareholders to act by written consent.

       o    Restrictions on the ability to make greenmail payments.

       o    Submitting rights plans to shareholder vote.

       o    Rescinding shareholder rights plans ("poison pills").

       o    Opting out of the following state takeover statutes:

     o Control share acquisition statutes, which deny large holders voting rights on holdings over a specified threshold.

     o Control share cash-out provisions, which require large holders to acquire shares from other holders.

     o Freeze-out provisions, which impose a waiting period on large holders before they can attempt to gain control.

     o Stakeholder laws, which permit directors to consider interests of non-shareholder constituencies.

     o Disgorgement provisions, which require acquirers to disgorge profits on purchases made before gaining control.

     o Fair price provisions.

     o Authorization of shareholder rights plans.

     o Labor protection provisions.

     o Mandatory classified boards.

     We will vote on a case-by-case basis on the following issues:

       o Fair price provisions. We will vote against provisions requiring supermajority votes to approve takeovers. We will also consider voting against proposals that require a supermajority vote to repeal or amend the provision. Finally, we will consider the mechanism used to determine the fair price; we are generally opposed to complicated formulas or requirements to pay a premium.

       o Opting out of state takeover statutes regarding fair price provisions. We will use the criteria used for fair price provisions in general to determine our vote on this issue.

       o    Proposals that allow shareholders to nominate directors.

     We will vote against:

       o    Classified boards, except in the case of closed-end mutual funds.

       o Limiting shareholder ability to remove or appoint directors. We will support proposals to restore shareholder authority in this area. We will review on a case-by-case basis proposals that authorize the board to make interim appointments.

       o    Classes of shares with unequal voting rights.

       o    Supermajority vote requirements.

       o Severance packages ("golden" and "tin" parachutes). We will support proposals to put these packages to shareholder vote.

       o Reimbursement of dissident proxy solicitation expenses. While we ordinarily support measures that encourage takeover bids, we believe that management should have full control over corporate funds.

       o    Extension of advance notice requirements for shareholder proposals.

       o Granting board authority normally retained by shareholders (e.g., amend charter, set board size).

       o Shareholder rights plans ("poison pills"). These plans generally allow shareholders to buy additional shares at a below-market price in the event of a change in control and may deter some bids.

     Capital Structure
     Managements need considerable flexibility in determining the company's financial structure, and Pioneer normally supports managements' proposals in this area. We will, however, reject proposals that impose high barriers to potential takeovers.

     Pioneer will vote for:

       o    Changes in par value.

       o    Reverse splits, if accompanied by a reduction in number of shares.

       o Share repurchase programs, if all shareholders may participate on equal terms.

       o    Bond issuance.

       o    Increases in "ordinary" preferred stock.

       o Proposals to have blank-check common stock placements (other than shares issued in the normal course of business) submitted for shareholder approval.

       o    Cancellation of company treasury shares.

     We will vote on a case-by-case basis on the following issues:

       o Reverse splits not accompanied by a reduction in number of shares, considering the risk of delisting.

       o Increase in authorized common stock. We will make a determination considering, among other factors:

     o Number of shares currently available for issuance;

     o Size of requested increase (we would normally approve increases of up to 100% of current authorization);

     o Proposed use of the additional shares; and

     o Potential consequences of a failure to increase the number of shares outstanding (e.g., delisting or bankruptcy).

       o Blank-check preferred. We will normally oppose issuance of a new class of blank-check preferred, but may approve an increase in a class already outstanding if the company has demonstrated that it uses this flexibility appropriately.

       o    Proposals to submit private placements to shareholder vote.

       o    Other financing plans.

     We will vote against preemptive rights that we believe limit a company's financing flexibility.

     Compensation
     Pioneer supports compensation plans that link pay to shareholder returns and believes that management has the best understanding of the level of compensation needed to attract and retain qualified people. At the same time, stock-related compensation plans have a significant economic impact and a direct effect on the balance sheet. Therefore, while we do not want to micromanage a company's compensation programs, we will place limits on the potential dilution these plans may impose.

     Pioneer will vote for:

       o    401(k) benefit plans.

       o Employee stock ownership plans (ESOPs), as long as shares allocated to ESOPs are less than 5% of outstanding shares. Larger blocks of stock in ESOPs can serve as a takeover defense. We will support proposals to submit ESOPs to shareholder vote.

       o Various issues related to the Omnibus Budget and Reconciliation Act of 1993 (OBRA), including:

     o Amendments to performance plans to conform with OBRA;

     o Caps on annual grants or amendments of administrative features;

     o Adding performance goals; and

     o Cash or cash-and-stock bonus plans.

       o Establish a process to link pay, including stock-option grants, to performance, leaving specifics of implementation to the company.

       o    Require that option repricings be submitted to shareholders.

       o    Require the expensing of stock-option awards.

       o Require reporting of executive retirement benefits (deferred compensation, split-dollar life insurance, SERPs, and pension benefits).

       o Employee stock purchase plans where the purchase price is equal to at least 85% of the market price, where the offering period is no greater than 27 months and where potential dilution (as defined below) is no greater than 10%.

     We will vote on a case-by-case basis on the following issues:

       o Executive and director stock-related compensation plans. We will consider the following factors when reviewing these plans:

       o The program must be of a reasonable size. We will approve plans where the combined employee and director plans together would generate less than 15% dilution. We will reject plans with 15% or more potential dilution.

            Dilution = (A + B + C) / (A + B + C + D), where

            A = Shares reserved for plan/amendment,

            B = Shares available under continuing plans,

            C = Shares granted but unexercised and

            D = Shares outstanding.

       o    The plan must not:

            o Explicitly permit unlimited option repricing authority or that have repriced in the past without shareholder approval.

            o Be a self-replenishing "evergreen" plan, plans that grant discount options and tax offset payments.

     o We are generally in favor of proposals that increase participation beyond executives.

     o We generally support proposals asking companies to adopt rigorous vesting provisions for stock option plans such as those that vest incrementally over, at least, a three- or four-year period with a pro rata portion of the shares becoming exercisable on an annual basis following grant date.

     o We generally support proposals asking companies to disclose their window period policies for stock transactions. Window period policies ensure that employees do not exercise options based on insider information contemporaneous with quarterly earnings releases and other material corporate announcements.

     o We generally support proposals asking companies to adopt stock holding periods for their executives.

       o    All other employee stock purchase plans.

       o All other compensation-related proposals, including deferred compensation plans, employment agreements, loan guarantee programs and retirement plans.

       o All other proposals regarding stock compensation plans, including extending the life of a plan, changing vesting restrictions, repricing options, lengthening exercise periods or accelerating distribution of awards and pyramiding and cashless exercise programs.

     We will vote against:

       o Pensions for non-employee directors. We believe these retirement plans reduce director objectivity.

       o    Elimination of stock option plans.

     We will vote on a case-by case basis on these issues:

       o    Limits on executive and director pay.

       o    Stock in lieu of cash compensation for directors.

     Corporate Governance
     Pioneer will vote for:

       o    Confidential Voting.

       o Equal access provisions, which allow shareholders to contribute their opinion to proxy materials.

       o Proposals requiring directors to disclose their ownership of shares in the company.

     We will vote on a case-by-case basis on the following issues:

       o Change in the state of incorporation. We will support reincorporations supported by valid business reasons. We will oppose those that appear to be solely for the purpose of strengthening takeover defenses.

       o Bundled proposals. We will evaluate the overall impact of the proposal.

       o    Adopting or amending the charter, bylaws or articles of association.

       o Shareholder appraisal rights, which allow shareholders to demand judicial review of an acquisition price.

     We will vote against:

       o Shareholder advisory committees. While management should solicit shareholder input, we prefer to leave the method of doing so to management's discretion.

       o    Limitations on stock ownership or voting rights.

       o    Reduction in share ownership disclosure guidelines.

     Mergers and Restructurings
     Pioneer will vote on the following and similar issues on a case-by-case basis:

       o    Mergers and acquisitions.

       o Corporate restructurings, including spin-offs, liquidations, asset sales, joint ventures, conversions to holding company and conversions to self-managed REIT structure.

       o    Debt restructurings.

       o    Conversion of securities.

       o    Issuance of shares to facilitate a merger.

       o    Private placements, warrants, convertible debentures.

       o Proposals requiring management to inform shareholders of merger opportunities.

     We will normally vote against shareholder proposals requiring that the company be put up for sale.

     Mutual Funds
     Many of our portfolios may invest in shares of closed-end mutual funds or exchange-traded funds. The non-corporate structure of these investments raises several unique proxy voting issues.

     Pioneer will vote for:

       o    Establishment of new classes or series of shares.

       o    Establishment of a master-feeder structure.

     Pioneer will vote on a case-by-case on:

       o Changes in investment policy. We will normally support changes that do not affect the investment objective or overall risk level of the fund. We will examine more fundamental changes on a case-by-case basis.

       o    Approval of new or amended advisory contracts.

       o    Changes from closed-end to open-end format.

       o    Authorization for, or increase in, preferred shares.

       o    Disposition of assets, termination, liquidation, or mergers.

       o Classified boards of closed-end mutual funds, but will typically support such proposals.

     Social Issues
     Pioneer will abstain on stockholder proposals calling for greater disclosure of corporate activities with regard to social issues. "Social Issues" may generally be described as shareholder proposals for a company to:

       o Conduct studies regarding certain issues of public concern and interest;

       o Study the feasibility of the company taking certain actions with regard to such issues; or

       o Take specific action, including ceasing certain behavior and adopting company standards and principles, in relation to issues of public concern and interest.

     We believe these issues are important and should receive management attention.

     Pioneer will vote against proposals calling for substantial changes in the company's business or activities. We will also normally vote against proposals with regard to contributions, believing that management should control the routine disbursement of funds.

Item 8. Portfolio Managers of Closed-End Management Investment
        Companies.

(a) If the registrant is a closed-end management investment company that is filing an annual report on this Form N-CSR,provide the following information:
(1) State the name, title, and length of service of the person or persons employed by or associated with the registrant or an investment adviser of the registrant who are primarily responsible for the day-to-day management of the registrants portfolio (Portfolio Manager). Also state each Portfolio Managers business experience during the past 5 years.

ADDITIONAL INFORMATION ABOUT THE PORTFOLIO MANAGER

OTHER ACCOUNTS MANAGED BY THE PORTFOLIO MANAGER
The table below indicates, for the portfolio manager of the fund, information about the accounts other than the fund over which the portfolio manager has day-to-day investment responsibility. All information on the number of accounts and total assets in the table is as of March 31, 2013. For purposes of the table, "Other Pooled Investment Vehicles" may include investment partnerships, undertakings for collective investments in transferable securities ("UCITS") and other non-U.S. investment funds and group trusts, and "Other Accounts" may include separate accounts for institutions or individuals, insurance company general or separate accounts, pension funds and other similar institutional accounts but generally do not include the portfolio manager's personal investment accounts or those which the manager may be deemed to own beneficially under the code of ethics. Certain funds and other accounts managed by the portfolio manager may have substantially similar investment strategies.



                                                                                               NUMBER OF          ASSETS
                                                                                                ACCOUNTS         MANAGED
                                                                                             MANAGED FOR       FOR WHICH
                                                                                          WHICH ADVISORY        ADVISORY
                                                          NUMBER OF                               FEE IS          FEE IS
NAME OF                                                    ACCOUNTS       TOTAL ASSETS      PERFORMANCE-    PERFORMANCE-
PORTFOLIO MANAGER    TYPE OF ACCOUNT                        MANAGED    MANAGED (000'S)             BASED   BASED (000'S)
-------------------  ---------------------------------- -----------  -----------------  ----------------  --------------
Andrew Feltus        Other Registered Investment
                     Companies                                  9    $13,855,764                     N/A             N/A
                     Other Pooled Investment Vehicles           3    $ 5,283,128                     N/A             N/A
                     Other Accounts                             1    $   658,035                     N/A             N/A
-------------------  ---------------------------------- -----------  -----------        ----------------  --------------

POTENTIAL CONFLICTS OF INTEREST
When a portfolio manager is responsible for the management of more than one account, the potential arises for the portfolio manager to favor one account over another. The principal types of potential conflicts of interest that may arise are discussed below. For the reasons outlined below, Pioneer does not believe that any material conflicts are likely to arise out of a portfolio manager's responsibility for the management of the fund as well as one or more other accounts. Although Pioneer has adopted procedures that it believes are reasonably designed to detect and prevent violations of the federal securities laws and to mitigate the potential for conflicts of interest to affect its portfolio management decisions, there can be no assurance that all conflicts will be identified or that all procedures will be effective in mitigating the potential for such risks. Generally, the risks of such conflicts of interest are increased to the extent that a portfolio manager has a financial incentive to favor one account over another. Pioneer has structured its compensation arrangements in a manner that is intended to limit such potential for conflicts of interest. See "Compensation of Portfolio Managers" below.

o A portfolio manager could favor one account over another in allocating new investment opportunities that have limited supply, such as initial public offerings and private placements. If, for example, an initial public offering that was expected to appreciate in value significantly shortly after the offering was allocated to a single account, that account may be expected to have better investment performance than other accounts that did not receive an allocation of the initial public offering. Generally, investments for which there is limited availability are allocated based upon a range of factors including available cash and consistency with the accounts' investment objectives and policies. This allocation methodology necessarily involves some subjective elements but is intended over time to treat each client in an equitable and fair manner. Generally, the investment opportunity is allocated among participating accounts on a pro rata basis. Although Pioneer believes that its practices are reasonably designed to treat each client in an equitable and fair manner, there may be instances where a fund may not participate, or may participate to a lesser degree than other clients, in the allocation of an investment opportunity.

o A portfolio manager could favor one account over another in the order in which trades for the accounts are placed. If a portfolio manager determines to purchase a security for more than one account in an aggregate amount that may influence the market price of the security, accounts that purchased or sold the security first may receive a more favorable price than accounts that made subsequent transactions. The less liquid the market for the security or the greater the percentage that the proposed aggregate purchases or sales represent of average daily trading volume, the greater the potential for accounts that make subsequent purchases or sales to receive a less favorable price. When a portfolio manager intends to trade the same security on the same day for more than one account, the trades typically are "bunched," which means that the trades for the individual accounts are aggregated and each account receives the same price. There are some types of accounts as to which bunching may not be possible for contractual reasons (such as directed brokerage arrangements). Circumstances may also arise where the trader believes that bunching the orders may not result in the best possible price. Where those accounts or circumstances are involved, Pioneer will place the order in a manner intended to result in as favorable a price as possible for such client.

o A portfolio manager could favor an account if the portfolio manager's compensation is tied to the performance of that account to a greater degree than other accounts managed by the portfolio manager. If, for example, the portfolio manager receives a bonus based upon the performance of certain accounts relative to a benchmark while other accounts are disregarded for this purpose, the portfolio manager will have a financial incentive to seek to have the accounts that determine the portfolio manager's bonus achieve the best possible performance to the possible detriment of other accounts. Similarly, if Pioneer receives a performance-based advisory fee, the portfolio manager may favor that account, whether or not the performance of that account directly determines the portfolio manager's compensation.

o A portfolio manager could favor an account if the portfolio manager has a beneficial interest in the account, in order to benefit a large client or to compensate a client that had poor returns. For example, if the portfolio manager held an interest in an investment partnership that was one of the accounts managed by the portfolio manager, the portfolio manager would have an economic incentive to favor the account in which the portfolio manager held an interest.

o If the different accounts have materially and potentially conflicting investment objectives or strategies, a conflict of interest could arise. For example, if a portfolio manager purchases a security for one account and sells the same security for another account, such trading pattern may disadvantage either the account that is long or short. In making portfolio manager assignments, Pioneer seeks to avoid such potentially conflicting situations. However, where a portfolio manager is responsible for accounts with differing investment objectives and policies, it is possible that the portfolio manager will conclude that it is in the best interest of one account to sell a portfolio security while another account continues to hold or increase the holding in such security.


COMPENSATION OF PORTFOLIO MANAGER
Pioneer has adopted a system of compensation for portfolio managers that seeks to align the financial interests of the portfolio managers with those of shareholders of the accounts (including Pioneer funds) the portfolio managers manage, as well as with the financial performance of Pioneer. The compensation program for all Pioneer portfolio managers includes a base salary (determined by the rank and tenure of the employee) and an annual bonus program, as well as customary benefits that are offered generally to all full-time employees. Base compensation is fixed and normally reevaluated on an annual basis. Pioneer seeks to set base compensation at market rates, taking into account the experience and responsibilities of the portfolio manager. The bonus plan is intended to provide a competitive level of annual bonus compensation that is tied to the portfolio manager achieving superior investment performance and align the interests of the investment professional with those of shareholders, as well as with the financial performance of Pioneer. Any bonus under the plan is completely discretionary, with a maximum annual bonus that may be in excess of base salary. The annual bonus is based upon a combination of the following factors:

o QUANTITATIVE INVESTMENT PERFORMANCE. The quantitative investment performance calculation is based on pre-tax investment performance of all of the accounts managed by the portfolio manager (which includes the fund and any other accounts managed by the portfolio manager) over a one-year period (20% weighting) and four-year period (80% weighting), measured for periods ending on December 31. The accounts, which include the fund, are ranked against a group of mutual funds with similar investment objectives and investment focus (60%) and a broad-based securities market index measuring the performance of the same type of securities in which the accounts invest (40%), which, in the case of the fund, is the Bank of America Merrill Lynch High Yield Master II Index. As a result of these two benchmarks, the performance of the portfolio manager for compensation purposes is measured against the criteria that are relevant to the portfolio manager's competitive universe.

o QUALITATIVE PERFORMANCE. The qualitative performance component with respect to all of the accounts managed by the portfolio manager includes objectives, such as effectiveness in the areas of teamwork, leadership, communications and marketing, that are mutually established and evaluated by each portfolio manager and management.

o PIONEER RESULTS AND BUSINESS LINE RESULTS. Pioneer's financial performance, as well as the investment performance of its investment management group, affect a portfolio manager's actual bonus by a leverage factor of plus or minus (+/-) a predetermined percentage.

The quantitative and qualitative performance components comprise 80% and 20%, respectively, of the overall bonus calculation (on a pre-adjustment basis). A portion of the annual bonus is deferred for a specified period and may be invested in one or more Pioneer funds.

Certain portfolio managers participate in other programs designed to reward and retain key contributors. Senior executives or other key employees are granted performance units based on the stock price performance of UniCredit and the financial performance of Pioneer Global Asset Management S.p.A., which are affiliates of Pioneer. Portfolio managers also may participate in a deferred compensation program, whereby deferred amounts are invested in one or more Pioneer funds.


SHARE OWNERSHIP BY PORTFOLIO MANAGER
The following table indicates as of March 31, 2013 the value, within the indicated range, of shares beneficially owned by the portfolio manager of the fund.


                             BENEFICIAL OWNERSHIP
NAME OF PORTFOLIO MANAGER    OF THE FUND*
---------------------------  ---------------------
Andrew Feltus                C
---------------------------  ---------------------

*     Key to Dollar Ranges

A.   None
B.   $1 - $10,000
C.   $10,001 - $50,000
D.   $50,001 - $100,000
E.   $100,001 - $500,000
F.   $500,001 - $1,000,000
G.   Over $1,000,000

Item 9. Purchases of Equity Securities by Closed-End Management
Investment Company and Affiliated Purchasers.

(a) If the registrant is a closed-end management investment company, in the following tabular format, provide the information specified in paragraph (b) of this Item with respect to any purchase made by or on behalf of the registrant or any affiliated purchaser, as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the registrants equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781). Instruction to paragraph (a). Disclose all purchases covered by this Item, including purchases that do not satisfy the conditions of the safe harbor of Rule 10b-18 under the Exchange Act (17 CFR 240.10b-18), made in the period covered by the report. Provide disclosures covering repurchases made on a monthly basis. For example, if the reporting period began on January 16 and ended on July 15, the chart would show repurchases for the months from January 16 through February 15, February 16 through March 15, March 16 through
April 15, April 16 through May 15, May 16 through June 15, and June 16 through July 15.

During the period covered by this report, there were no purchases made by or on behalf of the registrant or any affiliated purchaser as defined in Rule 10b-18(a)(3) under the Securities Exchange Act of 1934 (the Exchange Act), of shares of the registrants equity securities that are registered by the registrant pursuant to
Section 12 of the Exchange Act.


Item 10. Submission of Matters to a Vote of Security Holders.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrants board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A (17 CFR 240.14a-101), or this Item.


There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrants board of directors since the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14(A) in its definitive proxy statement, or this Item.


ITEM 11. CONTROLS AND PROCEDURES.

(a) Disclose the conclusions of the registrant's principal executive officer or officers and principal financial officer or officers, or persons performing similar functions, about the effectiveness of the registrant's disclosure controls and procedures (as defined in Rule 30a-2(c) under the Act (17 CFR 270.30a-2(c))) based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph.

The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.


(b) Disclose whether or not there were significant changes in the registrant's internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

There were no significant changes in the registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

The registrant's principal executive officer and principal financial officer, however, voluntarily are reporting the following information:

In August of 2006 the registrant's investment adviser enhanced its internal procedures for reporting performance information required to be included in prospectuses.
Those enhancements involved additional internal controls over the appropriateness of performance data generated for this purpose. Such enhancements were made following an internal review which identified prospectuses relating to certain classes of shares of a limited number of registrants where, inadvertently, performance information not reflecting the deduction of applicable sales charges was included. Those prospectuses were revised, and the revised prospectuses were distributed to shareholders.


ITEM 12. EXHIBITS.

File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.



(b) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act
(17 CFR 270.30a-2).

Filed herewith.

                                   SIGNATURES

                          [See General Instruction F]


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


(Registrant) Pioneer High Income Trust


By (Signature and Title)* /s/ John F. Cogan, Jr.
John F. Cogan, Jr, President

Date May 30, 2013


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title)* /s/ John F. Cogan, Jr.
John F. Cogan, Jr., President

Date May 30, 2013


By (Signature and Title)* /s/ Mark Bradley
Mark Bradley, Treasurer & Chief Accounting & Financial Officer

Date May 30, 2013

* Print the name and title of each signing officer under his or her signature.